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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-08495

GARTMORE MUTUAL FUNDS
(Exact name of registrant as specified in charter)
1200 RIVER ROAD, Suite 1000, CONSHOHOCKEN PENNSYLVANIA 19428
(Address of principal executive offices)                     (Zip code)
ELIZABETH A. DAVIN, ESQ.
NATIONWIDE PLAZA
COLUMBUS, OHIO 43215
(Name and address of agent for service)

Registrant’s telephone number, including area code: (484) 530-1300

Date of fiscal year end: 10/31/2004

Date of reporting period: 04/30/2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Semiannual Report
April 30, 2004	Core Equity Series
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Nationwide Fund
Gartmore Mid Cap Growth Fund
Gartmore Small Cap Fund (formerly Nationwide Small Cap Fund)

Core Asset Allocation Series
Gartmore Investor Destinations Aggressive Fund
Gartmore Investor Destinations Moderately Aggressive Fund
Gartmore Investor Destinations Moderate Fund
Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Investor Destinations Conservative Fund

Core Fixed Income Series
Gartmore Bond Fund
Gartmore Government Bond Fund
Gartmore Money Market Fund
Gartmore Morley Enhanced Income Fund
Gartmore Tax-Free Income Fund
Gartmore Morley Capital Accumulation Fund

THE GARTMORE PRESENCE

Gartmore, based in greater metropolitan Philadelphia, is the global asset management arm of Nationwide®. Gartmore’s affiliated advisers* collectively manage more than $88 billion1 in assets through its global investment platform of more than 185 professionals with expertise in investment management and an 800-person support staff. Gartmore provides core and specialty equity, fixed-income and alternative investments through its mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients around the world. In addition to its U.S. headquarters, Gartmore has investment operations in the United Kingdom and Japan.

THE GARTMORE PROCESS

Gartmore offers a wide range of investment solutions built on sound risk-management processes designed to increase the probability of delivering enhanced risk-adjusted returns to our clients over the long term. Gartmore combines fundamental stock selection with the application of technology to both help control risk and add to returns. Insightful stock selection is a function of the efforts of talented managers and analysts, working in an entrepreneurial environment, who are specialists in their respective investment disciplines.

THE GARTMORE PROMISE

The interests of Gartmore’s shareholders always come first.

*Gartmore’s Affiliated Advisers

The following 10 asset management affiliates of Nationwide do business under the trade name “Gartmore Group”:

Gartmore Capital Management Ltd2
Gartmore Fund Managers Ltd2
Gartmore Global Partners2,3
Gartmore Investment Ltd2
Gartmore Japan Ltd2
Gartmore Morley Capital Management, Inc.3
Gartmore Mutual Fund Capital Trust3,4
Gartmore SA Capital Trust3,4
Gartmore Separate Accounts LLC3
NorthPointe Capital® LLC3

1.	As of March 31, 2004.

2.	These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide®.

3.	These are SEC-registered investment advisers based in the United States. Collectively, these advisers manage $39 billion as of March 31, 2004.

4.	Together, these advisers do business as Gartmore Global Investments, Inc.

This report is for the information of shareholders of Gartmore Funds. Investors should consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com.

Gartmore Global Investments is the investment adviser to Gartmore Funds. “Look Beyond.”, NorthPointe Capital and the Family of Funds Diagram are federally registered service marks of Gartmore Global Investments, Inc.

Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

Look beyond with Gartmore Funds.

Taking diversification to
the next level

Contents

2	Message to Shareholders

3	Market Perspectives

Core Equity Series
6	Gartmore Growth Fund
9	Gartmore Large Cap Value Fund
12	Gartmore Nationwide Fund
16	Gartmore Mid Cap Growth Fund
19	Gartmore Small Cap Fund (formerly Nationwide Small Cap Fund)

Core Asset Allocation Series
33	Gartmore Investor Destinations Aggressive Fund
35	Gartmore Investor Destinations Moderately Aggressive Fund
37	Gartmore Investor Destinations Moderate Fund
39	Gartmore Investor Destinations Moderately Conservative Fund
41	Gartmore Investor Destinations Conservative Fund

Core Fixed Income Series
52	Gartmore Bond Fund
55	Gartmore Government Bond Fund
57	Gartmore Tax-Free Income Fund
62	Gartmore Money Market Fund
67	Gartmore Morley Enhanced Income Fund
71	Gartmore Morley Capital Accumulation Fund

88	Notes to Financial Statements
CERTIFICATIONS OF PRINCIPAL CERTIFYING OFFICERS
CERTIFICATIONS SECTION 906 SARBANES-OXLEY ACT

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Message to Shareholders
April 30, 2004

Paul J. Hondros
CEO, Gartmore Group

Dear Fellow Shareholders,

When I last reported to you, the global recovery was picking up steam. Market conditions were improving, driven by low interest rates, low inflation rates, accelerating global economic growth and improving corporate earnings growth—all of which were reflected in the S&P 500 Index’s 28.69% cumulative return for 2003.

Six months later, the investment picture is fuzzier. Corporate earnings have remained strong but are now being measured against a backdrop of greater political and economic uncertainty. If the market were a corporation, one could make the case that its balance sheet would have appeal to both the optimist and the pessimist. Sustained corporate earnings, measured global economic growth, a prudent Fed monetary policy and benign tax policies would give comfort to those seeing a bright future. Inflation concerns, rising energy prices, increased budget deficits, potential interest-rate hikes, and the uncertainty of war and terrorism would provide grist for the bears.

Sound Stewardship

Our mission is to be good stewards of your trust and your capital. Our task is to make sense of market data and build portfolios of securities with the potential to deliver risk-adjusted returns on your investments consistent with the policies detailed in each fund’s prospectus.

Sound stewardship means that we always put your interests first. Our global client base is diverse, including individual investors, state pension funds, corporate defined benefit plans, university endowments, insurance companies, banks, and other fund companies. Our commitment: deliver, with integrity, high-quality products to all clients, large and small, equally.

Since our last shareholder report in October 2003, you may have read about professional market-timers and their activities in the mutual fund arena. Special timing and trading arrangements undermine the concept of financial stewardship. In 2001, we took the step of adding redemption fees to some of our funds in order to protect your capital. We are now implementing a 2% redemption fee, the maximum currently allowed by the Securities and Exchange Commission, across most of our equity, index and fixed-income funds. This fee is expressly designed to discourage short-term trading and reduce the overall costs associated with professional market-timers.

Performance Through People

Sustained and consistent investment results are achieved through a performance culture, engineered processes and, most important, talented and experienced investment professionals. In late 2003, we deepened our talent pool by recruiting several exceptional investment managers of small- and mid-cap equities, which serve as portfolio diversifiers due to their historical long-term outperformance of large-cap holdings.

Gil Knight joined Gartmore’s U.S. Equities team and is now managing the Gartmore Small Cap Growth Fund. He brings to Gartmore a long and distinguished track record in the management of equity funds. In addition, Gary Haubold, Bill Gerlach and Chuck Purcell joined Gartmore and are now overseeing the Gartmore Small Cap Fund. As a group, they bring to our shareholders more than 50 years of experience in the core- and value-style management of small- and mid-cap equities.

New Diversification Opportunities

One of Gartmore’s key objectives is to provide shareholders with a wide range of investment opportunities as a means of achieving portfolio diversification. China represents one of these investment and diversification opportunities. Gartmore has been investing in the region for more than 20 years. This year, we plan to broaden the portfolio diversification potential of our U.S. shareholders by offering a China mutual fund in the United States.

We also are working in partnership with noted consultant Ibbotson Associates on an active asset allocation fund series to help you enhance the diversification of your overall portfolio.

Our Commitment

As always, we appreciate the trust you have placed in us as one of your investment stewards. We will continue to make every effort to protect your interests and earn your sustained confidence by delivering long-term investment performance.

Paul J. Hondros CEO, Gartmore Group

2 Semiannual Report 2004

Market Perspectives
April 30, 2004

Young Chin
Global Chief Investment Officer-Equities,
Gartmore Group

Commentary by Young Chin

Market Review

An abrupt change in market sentiment took place during the reporting period from November 1, 2003, through April 30, 2004. Early in November 2003 economic and market conditions were at their peak. Third-quarter 2003 economic growth figures came in surprisingly robust in the United States and China, with growth rates of 8.0% and 9.0%, respectively. China’s strong growth ignited a long-awaited recovery in Japan, the world’s second-largest economy, which had been stagnant for decades. Corporate earnings improved simultaneously around the world due to greater demand and favorable business conditions, buoyed by low inflation and interest rates. Global equity market returns were strong in November and December—with the S&P 500 Index gaining over 6.0% and the Morgan Stanley Capital International (MSCI) World Index gaining 7.9%.

The market’s positive returns in December 2003, however, disguised investors’ mounting concerns about slowing economic growth, weaker-than-expected holiday sales and the negative impact of Fed interest-rate hikes. An abrupt “flight to quality” began to firm up in December, and investors flocked to those stocks that generated consistent and stable earnings.

During the first quarter of 2004, the U.S. economy grew at an annualized rate of 4.4%, a slight rise from the 4.1% registered in 2003’s last quarter but a dramatic falloff from the 8.0% rate of the third quarter of 2003. The slowdown was primarily due to a decline in consumer spending. The abnormally high third-quarter 2003 consumer spending growth rate of an annualized 6.4% was driven by unusually low interest rates. This sparked record-level mortgage refinancing activity, which generated more disposable income for consumers.

In early 2004, investors began to fear that if interest rates rose, mortgage refinancing activity would diminish and consumer spending would drop. Other factors that concerned investors included weak job growth, rising commodity prices (especially oil), and China’s announcement that it was concerned about inflation and would take steps to slow its economic growth. Political concerns also surfaced, including terrorist bombings in Madrid, increased violence in Iraq, and an uncertain presidential election in the United States.

In spite of all this angst, during this reporting period, equities outperformed bonds, international stocks outperformed U.S. equities, and value stocks beat growth stocks.

Funds Review

The abrupt change in market sentiment and stock performance during the turbulent reporting period—which turned from aggressive to defensive—proved to be a challenge for investment managers. Many of Gartmore’s Fund managers, however, were nimble enough to top their benchmarks as well as their Lipper peer groups. For the semiannual period ended April 30, 2004:

The Gartmore Micro Cap Equity Fund* delivered a return of 18.73%**, well in excess of the 12.55% return of its benchmark index and the 8.28% return of its Lipper small-cap core peer group. The manager’s focus on companies that exhibit sustainable competitive advantages and consistent earnings throughout market cycles helped guide the Fund’s excellent performance.

Both the Gartmore Global Health Sciences Fund* and the Gartmore Global Utilities Fund* benefited from investors’ flight to safer asset classes such as health-care and utility stocks, as well as the Funds’ strong stock selection. The Funds returned 15.99%** and 13.89%**, respectively, versus their benchmarks, which returned 12.55% and 13.18%, and their Lipper peer groups with returns of 13.78% and 8.69%, respectively. The Gartmore Global Health Sciences Fund outperformed its benchmark primarily due to strong stock selection in three of the four major health-care industries. Our Gartmore Global Utilities Fund outperformed its benchmark primarily due to its overweight position in the utilities sector, in addition to the performance of holdings within that sector.

The Gartmore Global Financial Services Fund* returned 11.59%** (versus 7.92% for its benchmark and 4.89% for its peer group) primarily due to the strong performance of its insurance, banking and market-sensitive brokerage stocks. The Gartmore Emerging Markets Fund* returned 10.26%** (versus 9.38% for its benchmark and 9.89% for its peer group) due to sound stock selection, particularly in those Asian companies that were benefiting from China’s robust growth and in Russia, where oil-producing companies gained from the high price of oil throughout the period.

The Gartmore Small Cap Fund* returned 8.97%** (versus 6.54% for its benchmark and 8.28% for its peer group),

2004 Semiannual Report 3

Market Perspectives
Continued

based on its overweight in the energy sector and adept stock selection in the retail and financial sectors.

Our flagship core fund, the Gartmore Nationwide Fund*, struggled primarily due to being positioned for an economic recovery with an overweight in economically sensitive sectors during a time when the market favored defensive sectors. You should note that, on a long-term basis, the Fund has generated market-level performance or better, and it has met its goal of delivering long-term alpha (returns in excess of the benchmark adjusted for the amount of risk inherent in the portfolio).

Disciplined Investment Process

We believe that the best way to deal with difficult and volatile market conditions is to adhere to a disciplined investment process. Not every Fund will deliver a positive return during every reporting period. By following a disciplined process, however, we can increase the potential of delivering risk-adjusted returns to you over the long term (three to five years or more).

Our exhaustive process combines high-quality fundamental stock selection with the application of technology that allows us to both control risk and add to returns. Superior stock selection requires talented managers and analysts, as well as the application of technology to distill data and to facilitate the flow of information.

Gartmore’s portfolio managers are talented and experienced specialists in their respective asset categories. They also are savvy veterans at making investments in both up and down markets.

Our global industry analysts also bring you extensive experience, advanced degrees and professional designations. They use fundamental analysis to assess industry and individual company dynamics, which are communicated daily to the portfolio managers through proprietary computer models. Advanced technology is also used to screen for stock ideas, to monitor risk and to obtain the highest-quality data.

Deploying small, entrepreneurial teams permits nimble information-gathering that yields effective decision-making. Gartmore’s global resources enable timely information and data flow that promotes accountability and transparency for both our managers and analysts.

Looking Forward

We believe global markets will focus on economic and market fundamentals once some of the current uncertainties ease. The transfer of power in Iraq, a definitive move by the Federal Reserve on interest rates, and the emergence of a frontrunner in the U.S. presidential election should have a positive impact on investor sentiment.

In terms of the Federal Reserve’s intentions: we anticipate an increase of 50 basis points—in two 25-basis-point increments—before the U.S. presidential election, with the possibility of a third increase before election day. The market, however, seems to be anticipating a greater number of increases within a shorter time frame. We don’t agree with this position. We believe that once the first rate hike occurs, investors will see that the Fed is intent on a slow, methodical approach that is tied to maintaining steady growth.

Finally, if and when a presidential candidate becomes a frontrunner, the market should begin to focus on those investments that may gain under the frontrunner’s policies. In past presidential election years, the market has fallen from January until May prior to the election, after which it has posted solid gains in the six months leading to Election Day.

We see many positive factors in the global economy, including more balanced world economic growth and high-quality corporate profits that are being driven more by volume and price increases than by cost-cutting. These factors in particular should provide a buffer against economic shocks to any given region. Thus, we feel confident that the global recovery will be sustained.

*	Please see important fund-specific disclosures on the back cover of this report.

**	Performance is for Class A shares without sales charges and assumes that all distributions are reinvested. Standardized performance can be found in this report following the fund-specific commentaries.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investing in mutual funds involves market risk, including possible loss of principal. Performance returns assume the reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain current performance information, which may be higher or lower than the performance shown, please call 800-848-0920 or go to www.gartmorefunds.com.

Investors should consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com.

4 Semiannual Report 2004

Look Beyond®.

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

The Wilshire Micro-Cap® Index is an unmanaged, capitalization-weighted index that measures small-cap stocks in the bottom “half” of the Wilshire 5000 Total Market Index as of June 30 of each year; the Wilshire 5000 Total Market Index contains more than 6,500 stocks that trade and are based in the United States.

The Goldman Sachs Healthcare Index is an unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health-care sector.

The Morgan Stanley Capital International (MSCI) World Utilities IndexSM is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

The Morgan Stanley Capital International (MSCI) World Financials IndexSM is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free IndexSM is an unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in emerging-country markets.

Index performance is provided for comparison purposes only; the indexes are unmanaged and no fees or expenses are reflected. Individuals cannot invest directly in an index.

The Gartmore Micro Cap Equity Fund was ranked 7 out of 541 Small Cap Core Funds, based on a total return of 18.73% for the six-month period ended April 30, 2004, according to Lipper.

The Gartmore Global Health Sciences Fund was ranked 51 out of 195 Health/Biotechnology Funds, based on a total return of 15.99% for the six-month period ended April 30, 2004, according to Lipper.

The Gartmore Global Utilities Fund was ranked 6 out of 85 Utility Funds, based on a total return of 13.89% for the six-month period ended April 30, 2004, according to Lipper.

The Gartmore Global Financial Services Fund was ranked 3 out of 110 Financial Services Funds, based on a total return of 11.59% for the six-month period ended April 30, 2004, according to Lipper.

The Gartmore Emerging Markets Fund was ranked 81 out of 181 Emerging Market Funds, based on a total return of 10.26% for the six-month period ended April 30, 2004, according to Lipper.

The Gartmore Small Cap Fund was ranked 237 out of 541 Small Cap Core Funds, based on a total return of 8.97% for the six-month period ended April 30, 2004, according to Lipper.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effects of sales charges.

The opinions expressed herein are those of Gartmore Global Investments and may not actually come to pass. This information is current as of April 30, 2004, and is subject to change at any time, based on market and other conditions.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD.

2004 Semiannual Report 5

Core Series

Gartmore Growth Fund	Class A Shares symbol: NMFAX Class B Shares symbol: NMFBX Class C Shares symbol: GCGRX Class D Shares symbol: MUIGX Class R Shares symbol: GGFRX Institutional Service Class symbol: GWISX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Growth Fund returned 1.86% versus 4.14% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Growth Funds was 2.98%.

We actively manage this Fund according to a disciplined core + alpha investment process. The core— the bulk of the Fund’s holdings— is focused on matching the portfolio’s level of risk with that of its benchmark. Our alpha-generating investments, however, are our highest-conviction holdings; we typically maintain overweight positions in these stocks in order to add alpha...or improve the portfolio’s risk-adjusted returns. Recently, for example, the Fund held an overweight position versus the benchmark (by just under 1%) in Teva Pharmaceutical Industries Ltd. Since Teva’s stock rose more than 14% during the six-month period, which contributed 0.14% to the Fund’s return, we were able to maintain a low tracking error to the benchmark while, in this case, adding alpha to your investment.

During the reporting period, we positioned the Fund according to our view that the economy and the stock market would continue to improve throughout 2004. This positioning contributed to the Fund’s outperformance early in the first part of the period, when we had strong stock market performance as well as improving economic indicators. Conversely, this positioning hurt the Fund’s performance on both a relative and absolute basis as investors turned more risk-averse during the latter part of the period. The market’s sell-off, and corresponding lack of investor enthusiasm toward growth stocks, was primarily due to ballooning oil prices, anticipated rising interest rates and heightened fears of continuing global terrorist attacks.

Despite the market’s recent volatility, we continue to be encouraged by strong domestic and international economic indicators, as well as what appears to be a firming of growth in corporate earnings figures. In light of these conditions, we intend to maintain a positioning that is slightly more aggressive than that of the benchmark. The information technology sector, which is traditionally very sensitive to economic conditions, holds the Fund’s largest overweight position; we believe that companies in this area will be spurred on by corporations’ increasing technology-related spending. We have also placed an emphasis on consumer discretionary stocks and scaled back on those in the generally defensive consumer staples sector.

Portfolio Managers: Christopher Baggini, CFA, and Douglas Burtnick, CFA

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	1.86%	22.06%	-12.03%	2.65%
	w/SC3	-3.98%	15.08%	-13.06%	2.04%

Class B1	w/o SC2	1.27%	21.04%	-13.13%	1.95%
	w/SC4	-3.73%	16.04%	-13.36%	1.95%

Class C1	w/o SC2	1.45%	21.26%	-12.50%	2.38%
	w/SC5	0.45%	20.26%	-12.50%	2.38%

Class D6	w/o SC2	1.87%	22.49%	-11.80%	2.79%
	w/SC7	-2.67%	16.87%	-12.61%	2.32%

Class R [1,8]		1.50%	22.04%	-11.86%	2.75%

Institutional Service Class[1,8]		1.87%	22.45%	-11.77%	2.81%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class and Class R shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/04. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Semiannual Report 2004

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Growth Fund

Common Stocks (99.3%)

	Shares or
	Principal Amount	Value

Aerospace/Defense (1.3%)
General Dynamics Corp.	36,161	$3,385,393

Automotive (0.5%)
Autoliv, Inc.	31,180	1,326,085

Broadcast Media/Cable Television (1.3%)
Viacom, Inc., Class B	89,820	3,471,543

Business Services (1.0%)
Monster Worldwide, Inc. (b)	105,640	2,705,440

Capital Goods (5.3%)
General Electric Co.	422,442	12,652,138
PACCAR, Inc.	25,851	1,459,547

		14,111,685

Casinos & Gaming (1.1%)
GTECH Holdings Corp.	46,626	2,840,456

Chemicals (0.3%)
Praxair, Inc.	21,800	796,790

Computer Equipment (6.3%)
Cisco Systems, Inc. (b)	357,322	7,457,310
Dell, Inc. (b)	99,231	3,444,308
EMC Corp. (b)	279,000	3,113,640
Lexmark International, Inc. (b)	30,260	2,737,320

		16,752,578

Computer Software & Services (12.1%)
Adobe Systems, Inc.	48,000	1,984,320
Hyperion Solutions Corp. (b)	96,230	3,693,307
Mercury Interactive Corp. (b)	60,680	2,581,934
Microsoft Corp.	517,188	13,431,373
Oracle Corp. (b)	278,239	3,121,842
Symantec Corp. (b)	87,947	3,962,012
TIBCO Software, Inc. (b)	81,460	610,950
Yahoo!, Inc. (b)	50,002	2,523,101

		31,908,839

Consumer Products (3.1%)
Estee Lauder Co., Inc. (The), Class A	19,000	868,490
Gillette Co. (The)	102,855	4,208,826
Kimberly-Clark Corp.	30,600	2,002,770
Scotts Co. (The) (b)	16,950	1,117,853

		8,197,939

Drugs (4.4%)
Eli Lilly & Co.	25,719	1,898,319
Forest Laboratories, Inc., Class A (b)	21,496	1,386,062
Genentech, Inc. (b)	20,850	2,560,381
Merck & Co., Inc.	45,370	2,132,390
MGI Pharma, Inc. (b)	10,900	673,838
Watson Pharmaceuticals, Inc. (b)	46,930	1,671,177
Wyeth	36,273	1,380,913

		11,703,080

Financial Services (4.9%)
American Express Co.	49,520	2,424,004
Ameritrade Holding Corp. (b)	108,829	1,332,067
Capital One Financial Corp.	52,616	3,447,926
Citigroup, Inc.	33,320	1,602,359
Countrywide Financial Corp.	13,500	800,550
Goldman Sachs Group, Inc. (The)	20,000	1,930,000
Legg Mason, Inc.	15,047	1,385,227

		12,922,133

Food & Beverage (4.4%)
Coca-Cola Co.	99,476	5,030,501
Pepsi Bottling Group, Inc. (The)	68,840	2,014,947
PepsiCo, Inc.	83,151	4,530,898

		11,576,346

Healthcare (8.5%)
Aetna, Inc.	16,740	1,385,235
Amgen, Inc. (b)	88,728	4,992,725
Caremark Rx, Inc. (b)	68,228	2,309,518
Johnson & Johnson	158,006	8,537,063
St. Jude Medical, Inc. (b)	45,219	3,448,401
UnitedHealth Group, Inc.	28,066	1,725,498

		22,398,440

Hotels/Casinos (1.9%)
Gaylord Entertainment (b)	9,416	295,097
Mandalay Resort Group	50,028	2,874,109
Marriott International, Inc., Class A	38,830	1,831,223

		5,000,429

Instruments (1.1%)
Fisher Scientific International, Inc. (b)	47,760	2,796,348

Insurance (2.2%)
American International Group, Inc.	82,313	5,897,726

2004 Semiannual Report 7

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Growth Fund (Continued)

Core Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Manufacturing (4.9%)
3M Co.	54,316	$4,697,248
American Standard Companies, Inc. (b)	20,360	2,141,668
Danaher Corp.	37,416	3,461,728
Tyco International Ltd.	98,499	2,703,798

		13,004,442

Medical Products (3.7%)
Bard (C.R.), Inc.	14,900	1,583,423
Boston Scientific Corp. (b)	74,944	3,086,944
Henry Schein, Inc. (b)	16,120	1,135,976
Medtronic, Inc.	32,500	1,639,950
Zimmer Holdings, Inc. (b)	30,706	2,451,874

		9,898,167

Multimedia (1.9%)
DIRECTV Group, Inc. (The) (b)	178,798	3,200,484
Walt Disney Co. (The)	77,820	1,792,195

		4,992,679

Oil & Gas (0.7%)
Apache Corp.	43,120	1,805,434

Pharmaceuticals (7.0%)
Elan Corp. PLC ADR — IE (b)	72,160	1,558,656
Pfizer, Inc.	470,759	16,834,342

		18,392,998

Retail (9.5%)
Aeropostale (b)	73,331	1,612,538
Home Depot, Inc.	107,405	3,779,582
Lowe’s Cos., Inc.	88,958	4,631,153
Staples, Inc.	82,450	2,123,912
Target Corp.	124,415	5,395,879
Wal-Mart Stores, Inc.	95,338	5,434,265
Williams-Sonoma, Inc. (b)	65,810	2,137,509

		25,114,838

Retail — Internet (0.8%)
eBay, Inc. (b)	25,240	2,014,657

Semiconductors (5.9%)
Analog Devices, Inc.	59,320	2,527,032
Broadcom Corp., Class A (b)	77,094	2,911,069
Intel Corp.	201,051	5,173,042
National Semiconductor Corp. (b)	122,406	4,992,941

		15,604,084

Telecom Services (0.7%)
Nextel Communications, Inc. (b)	82,646	1,971,934

Telecommunications (3.1%)
Avaya, Inc. (b)	140,640	1,923,955
Juniper Networks, Inc. (b)	105,655	2,311,731
QUALCOMM, Inc.	63,198	3,947,348

		8,183,034

Textiles (0.5%)
Mohawk Industries Co. (b)	16,800	1,295,952

Transportation Services (0.9%)
United Parcel Service, Inc., Class B	32,758	2,297,974

Total Common Stocks		262,367,443

Commercial Paper (0.3%)
Asset Backed Securities (0.3%)
UBS Finance, 1.02%, 05/03/04	$922,000	921,948

Total Commercial Paper		921,948

Total Investments (Cost $254,689,179) (a) — 99.6%		263,289,391
Other assets in excess of liabilities — 0.4%		936,092

NET ASSETS — 100.0%		$264,225,483

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

IE       Ireland

See notes to financial statements.

8 Semiannual Report 2004

Core Series

Gartmore Large Cap Value Fund	Class A Shares symbol: NPVAX Class B Shares symbol: NLVBX Class C Shares symbol: NLVAX Class R Shares symbol: GLVRX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Large Cap Value Fund returned 7.87% versus 8.16% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Value Funds was 8.14%.

Even though the Fund experienced a strong first half, the economic environment held many uncertainties. The threat of an interest-rate hike, the outlook on the job market and the war on terror affected Fund performance on a daily basis. We do not adjust the Fund’s ongoing strategic focus, however, in response to these or other unfolding macroeconomic events.

The Fund is positioned to participate in the perceived current recovering economy. In the present environment, earnings-based factors should return to vogue and be invaluable tools in our attempt to surpass both the Fund’s benchmark and its peer group. During the past six months, the energy sector has led the way. Exxon Mobil Corp., our second-largest holding, posted a total return of 17.86%, which contributed 0.78% to the return of the Fund. Exxon remains a dominant international oil company with an excellent management team, solid financial discipline and great execution of its long-term strategic goals.

The Fund continues to be positioned to perform in a marketplace that rewards investing in undervalued companies, particularly businesses with improving fundamentals, or basic operating measures such as strength of the balance sheet, income statement and cash flow positions. It has been our view that 2004 could be the year of the return to fundamentals— a theme that was on target during the first quarter. Recently, however, the markets have become focused on the increasingly negative news from Iraq. Moreover, the prospect now exists that the Federal Reserve may raise interest rates earlier than most observers had forecasted.

While we are aware that we cannot credibly forecast geopolitical events, we do feel that the marketplace will accept the Federal Reserve’s actions as a positive signal. At present, deflation appears to have been defeated, inflation appears to remain under control, and investors are likely to return their attention to specific-company issues. By maintaining our current stance, the Fund should continue to find attractive investment opportunities for shareholders.

Portfolio Manager: Pete Cahill

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	5 Yr.

Class A	w/o SC2	7.87%	25.98%	1.80%
	w/SC3	1.64%	18.71%	0.59%

Class B	w/o SC2	7.56%	25.15%	0.99%
	w/SC4	2.56%	20.15%	0.61%

Class C5	w/o SC2	7.54%	25.09%	1.02%
	w/SC6	6.54%	24.09%	1.02%

Class R [7,8]		7.66%	25.39%	1.03%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Inception[1]

Class A	3.92%
2.81%

Class B	3.11%
2.95%

Class C5	3.14%
3.14%

Class R [7,8]	3.14%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies included in the Russell 1000 Value Index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 9

Core Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Large Cap Value Fund

Common Stocks (99.3%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (2.4%)
Northrop Grumman Corp.	3,000	$297,750
United Technologies Corp.	3,900	336,414

		634,164

Air Freight & Logistics (0.9%)
FedEx Corp.	3,200	230,112

Automobiles (1.3%)
General Motors Corp.	7,300	346,166

Banks (12.1%)
Bank of America Corp.	14,909	1,200,026
Bank One Corp.	7,900	390,023
National City Corp.	9,100	315,497
U.S. Bancorp	16,000	410,240
Wachovia Corp.	10,800	494,100
Wells Fargo Co.	7,900	446,034

		3,255,920

Chemicals (1.9%)
E.I. du Pont de Nemours & Co.	4,000	171,800
Monsanto Co.	10,200	352,818

		524,618

Commercial Services & Supplies (0.8%)
H&R Block, Inc.	4,900	221,039

Communications Equipment (1.4%)
Lucent Technologies, Inc. (b)	72,400	243,988
Motorola, Inc.	6,700	122,275

		366,263

Computers & Peripherals (3.8%)
DST Systems, Inc. (b)	4,500	198,675
Hewlett-Packard Co.	15,800	311,260
International Business Machines Corp.	3,500	308,595
SanDisk Corp. (b)	8,600	198,746

		1,017,276

Construction Materials (1.0%)
Caterpillar, Inc.	3,400	264,282

Diversified Financials (11.9%)
Citigroup, Inc.	30,960	1,488,866
Countrywide Credit Industries, Inc.	4,449	263,826
Goldman Sachs Group, Inc.	1,600	154,400
J.P. Morgan Chase & Co.	15,500	582,800
Merrill Lynch & Co., Inc.	7,300	395,879
Morgan Stanley Dean Witter & Co.	6,400	328,896

		3,214,667

Diversified Materials & Processing (1.1%)
Engelhard Corp.	9,900	287,496

Diversified Telecommunication Services (5.8%)
Bellsouth Corp.	17,800	459,418
Nextel Communications, Inc. (b)	5,100	121,686
SBC Communications, Inc.	11,300	281,370
Sprint Corp.	18,000	322,020
Verizon Communications, Inc.	9,800	369,852

		1,554,346

Electric Utilities (6.2%)
AES Corp. (b)	28,900	250,563
American Electric Power Co., Inc.	8,400	255,696
Edison International	15,500	362,700
Emerson Electric Co.	2,100	126,462
Entergy Corp.	4,800	262,080
Exelon Corp.	6,300	421,722

		1,679,223

Financial — Investment Banker/ Broker (3.2%)
Freddie Mac	4,200	245,280
Lehman Brothers Holdings, Inc.	3,300	242,220
MBNA Corp.	6,000	146,280
Suntrust Banks, Inc.	3,400	231,370

		865,150

Food and Beverages (3.1%)
Archer-Daniels-Midland Co.	14,600	256,376
Coca-Cola Enterprises, Inc.	10,400	280,800
Sara Lee Corp.	12,800	295,424

		832,600

Gas Utilities (0.6%)
Sempra Energy	5,500	174,625

Health Care Providers & Services (1.5%)
Aetna, Inc.	3,200	264,800
PacifiCare Health Systems, Inc. (b)	3,600	128,736

		393,536

Hotels Restaurants & Leisure (1.2%)
McDonald’s Corp.	11,500	313,145

Household Durables (0.8%)
Pulte Homes, Inc.	4,200	206,514

Household Products (1.5%)
Kimberly-Clark Corp.	3,700	242,165
Procter & Gamble Co.	1,500	158,625

		400,790

10 Semiannual Report 2004

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Insurance (5.9%)
ACE Ltd.	5,300	$232,352
Allstate Corp. (The)	9,500	436,049
American International Group, Inc.	5,550	397,658
Hartford Financial Services Group, Inc.	3,000	183,240
St. Paul Travelers Companies, Inc. (The)	8,010	325,767

		1,575,066

Machinery (0.8%)
Paccar, Inc.	3,850	217,371

Media (5.4%)
Comcast Corp. (b)	12,943	389,584
McGraw-Hill Cos., Inc. (The)	3,000	236,580
Time Warner, Inc. (b)	32,800	551,696
Walt Disney Co. (The)	11,700	269,451

		1,447,311

Metals & Mining (0.9%)
United States Steel Corp.	8,900	254,807

Multi-Sector Companies (0.5%)
Textron, Inc.	2,500	137,950

Multiline Retail (1.1%)
Federated Department Stores, Inc.	3,400	166,600
Sears, Roebuck & Co.	3,400	136,170

		302,770

Oil & Gas (10.9%)
Amerada Hess Corp.	4,100	291,633
ChevronTexaco Corp.	4,300	393,450
ConocoPhillips	6,000	427,800
Exxon Mobil Corp.	30,500	1,297,775
Marathon Oil Corp.	9,400	315,464
Valero Energy Corp.	3,200	204,032

		2,930,154

Paper & Forest Products (1.1%)
Georgia Pacific Corp.	8,400	294,840

Personal Products (1.0%)
Avon Products, Inc.	3,300	277,200

Pharmaceuticals (2.5%)
Bristol-Myers Squibb Co.	15,800	396,580
Merck & Co., Inc.	6,100	286,700

		683,280

Real Estate (1.1%)
General Growth Properties, Inc.	10,900	295,499

Rental Auto/ Equipment (0.7%)
Rent-A-Center, Inc. (b)	6,300	184,401

Retail (1.3%)
Costco Wholesale Corp. (b)	6,000	224,700
V.F. Corp.	2,900	133,864

		358,564

Road & Rail (0.6%)
Union Pacific Corp.	2,700	159,111

Semiconductors (0.9%)
Agilent Technologies, Inc. (b)	6,200	167,462
Cypress Semiconductor Corp. (b)	6,300	88,011

		255,473

Software (0.7%)
Computer Associates International, Inc.	7,500	201,075

Tobacco (1.4%)
Altria Group, Inc.	7,000	387,660

Total Common Stocks		26,744,464

Repurchase Agreements (0.6%)
CS First Boston, 0.94% dated 04/30/04, due 05/03/04, repurchase price $88,649 (Fully collateralized by U.S. Treasury Notes, AA Corporate Bonds, and U.S. Agency Securities)	$88,642	88,642
Nomura Securities, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $63,334 (Fully collateralized by AA Corporate Bonds)	63,329	63,329
Total Repurchase Agreements		151,971

Total Investments (Cost $23,724,822) (a) — 99.9%		26,896,435
Other assets in excess of liabilities — 0.1%		22,967

NET ASSETS — 100.0%		$26,919,402

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

See notes to financial statements.

2004 Semiannual Report 11

Core Series

Gartmore Nationwide Fund	Class A Shares symbol: NWFAX Class B Shares symbol: NWFBX Class C Shares symbol: GTRCX Class D Shares symbol: MUIFX Class R Shares symbol: GNWRX Institutional Service Class symbol: GTISX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Nationwide Fund returned 3.47% versus 6.27% for its benchmark, the S&P 500 Index. In our estimation, however, the positive return for the S&P 500 Index during the semiannual period under review belies the volatility that has been a daily occurrence within the markets during that time. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Core Funds was 4.51%.

Since 2000, we have positioned the Fund with the objective of delivering consistent performance versus its S&P 500 Index benchmark. During the past four calendar years, we have delivered market-level performance, or better, positioning the Fund with heavily researched investment strategies that we believe benefit from prevailing market conditions.

The 6.27% positive return from the S&P 500 Index during the period under review masked the volatility that occurred during the last few months of the period. November and December of 2003 continued the pattern of the year’s strong equity markets, although December was characterized by a “flight to quality” away from higher-beta names that had worked so well during the year. First-quarter 2004 volatility was even more pronounced than in late 2003. The S&P 500 Index rallied early in 2004, reaching a high on February 11. The Index then lost 5.6% until March 24, 2004, at which point it rallied 3.8% in the last week.

The earnings season turned out to be very strong with more than 70% of the S&P 500 Index companies producing positive earnings surprises. The market, however, was spooked by oil price rises and the prospect of higher interest rates as the Federal Reserve signaled a change in its likely stance. As a result, the market fell in April.

During the period, we positioned the Fund for an economic recovery, with an overweight in economically sensitive, or more cyclical, sectors during a time when the market favored defensive sectors, which are less volatile during uncertain market conditions. We maintained this positioning, which included an overweight in materials, industrials, information technology and the consumer discretionary sectors, as a result of growing demand from the recovering economy.

The Fund’s overweight in technology stocks stemmed from evidence of a rebound in capital spending, and our position in consumer discretionary was based on continued robust consumer spending. The Fund held an underweight in the energy sector because we felt that the price of oil was at an abnormally high level due to a number of factors, including a “terror” premium.

The only significant change made to the Fund was a late-period reduction in the consumer discretionary sector weighting, which we made after excellent returns and subsequent profit-taking. The decision was based on our concern that higher oil prices could dampen consumer spending, so we shifted the Fund’s allocations within the technology sector to reduce the semiconductor weighting and increase the Fund’s software holdings.

Portfolio Managers: Simon Melluish and William Miller

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	3.47%	19.75%	-3.02%	10.35%
	w/SC3	-2.46%	12.89%	-4.16%	9.70%

Class B1	w/o SC2	3.12%	18.95%	-3.77%	9.82%
	w/SC4	-1.88%	13.95%	-4.03%	9.82%

Class C1	w/o SC2	3.11%	18.95%	-3.39%	10.14%
	w/SC5	2.11%	17.95%	-3.39%	10.14%

Class D6	w/o SC2	3.63%	20.06%	-2.81%	10.47%
	w/SC7	-1.05%	14.67%	-3.69%	9.97%

Class R [1,8]		3.35%	19.66%	-2.87%	10.44%

Institutional Service Class[1,8]		3.62%	20.15%	-2.79%	10.48%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class and Class R shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Nationwide Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/04. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

12 Semiannual Report 2004

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Nationwide Fund

Common Stock (98.9%)

	Shares or
	Principal Amount	Value

Advertising Services (1.1%)
Interpublic Group of Cos., Inc. (b)	1,311,612	$20,579,192

Aerospace/Defense (1.5%)
Lockheed Martin Corp.	318,435	15,189,350
Northrop Grumman Corp.	23,604	2,342,697
United Technologies Corp.	118,350	10,208,871

		27,740,918

Airlines (1.0%)
AMR Corp. (b)	922,572	10,471,192
Southwest Airlines Co.	599,578	8,561,974

		19,033,166

Appliances (0.7%)
Whirlpool Corp.	211,430	13,850,779

Automotive (0.2%)
Autoliv, Inc.	39,016	1,659,350
General Motors Corp.	37,302	1,768,861

		3,428,211

Banks (3.3%)
Bank of America Corp.	31,789	2,558,697
U.S. Bancorp	1,009,835	25,892,169
Wachovia Corp.	734,891	33,621,263

		62,072,129

Broadcast Media/Cable Television (1.5%)
Comcast Corp., Class A (b)	399,507	12,025,161
Time Warner Inc. (b)	172,070	2,894,217
Viacom, Inc., Class B	336,446	13,003,638

		27,923,016

Capital Goods (4.5%)
General Electric Co.	2,507,577	75,101,931
PACCAR, Inc.	178,505	10,078,392

		85,180,323

Casino Services (0.3%)
GTECH Holdings Corp.	95,251	5,802,691

Chemicals (1.7%)
Dow Chemical Co.	271,232	10,765,198
Ecolab, Inc.	354,200	10,555,160
Praxair, Inc.	288,741	10,553,484

		31,873,842

Computer Equipment (5.1%)
Cisco Systems, Inc. (b)	1,329,722	27,751,298
Dell, Inc. (b)	159,644	5,541,243
EMC Corp. (b)	106,778	1,191,642
Hewlett-Packard Co.	819,582	16,145,765
International Business Machines Corp.	527,076	46,472,292

		97,102,240

Computer Software & Services (7.5%)
Adobe Systems, Inc.	225,983	9,342,137
Automatic Data Processing, Inc.	96,235	4,216,055
Computer Associates International, Inc.	350,335	9,392,481
Computer Sciences Corp. (b)	33,203	1,358,335
InterActive Corp. (b)	47,192	1,504,009
Mercury Interactive Corp. (b)	221,741	9,435,080
Microsoft Corp.	2,010,120	52,202,817
Oracle Corp. (b)	3,233,335	36,278,020
SAP AG ADR — DE	302,994	11,295,616
Veritas Software Corp. (b)	363,990	9,707,613

		144,732,163

Conglomerates (1.1%)
Ingersoll-Rand Co.	318,236	20,542,134

Construction & Building Materials (1.2%)
Centex Corp.	465,194	22,306,052

Consumer Products (0.5%)
Gillette Co. (The)	250,697	10,258,521

Financial Services (11.8%)
Ameritrade Holding Corp. (b)	1,309,395	16,026,995
Capital One Financial Corp.	148,221	9,712,922
CIT Group, Inc.	561,292	19,291,606
Citigroup, Inc.	1,548,205	74,453,178
Countrywide Financial Corp.	170,241	10,095,291
Goldman Sachs Group, Inc. (The)	248,613	23,991,155
MBNA Corp.	578,066	14,093,249
Merrill Lynch & Co., Inc.	478,464	25,947,103
Morgan Stanley	38,613	1,984,322
Prudential Financial, Inc.	56,004	2,460,816
Wells Fargo & Co.	513,636	28,999,889

		227,056,526

Food & Beverage (3.3%)
Archer-Daniels-Midland Co.	642,576	11,283,635
Coca-Cola Co.	229,161	11,588,672
Dean Foods Co. (b)	288,279	9,680,409
PepsiCo, Inc.	552,512	30,106,378

		62,659,094

2004 Semiannual Report 13

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Nationwide Fund (Continued)

Core Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Healthcare (6.4%)
Aetna, Inc.	23,804	$1,969,781
AmerisourceBergen Corp.	25,550	1,479,090
Amgen, Inc. (b)	506,679	28,510,827
Anthem, Inc. (b)	17,486	1,548,910
Bausch & Lomb, Inc.	27,986	1,758,360
Guidant Corp.	201,822	12,716,804
Johnson & Johnson	558,294	30,164,625
McKesson Corp.	46,078	1,514,123
Medco Health Solutions, Inc. (b)	29,688	1,050,955
St. Jude Medical, Inc. (b)	135,416	10,326,824
UnitedHealth Group, Inc.	503,824	30,975,100

		122,015,399

Hotels/Casinos (1.0%)
Mandalay Resort Group	322,424	18,523,259

Insurance (4.5%)
American International Group, Inc.	503,124	36,048,835
Leucadia National Corp.	50,648	2,495,427
MetLife, Inc.	735,150	25,362,675
RenaissanceRe Holdings Ltd.	373,012	19,654,002
The Hartford Financial Services Group, Inc.	43,446	2,653,682

		86,214,621

Leisure Products (1.1%)
Brunswick Corp.	525,550	21,605,361

Manufacturing (1.0%)
Illinois Tool Works, Inc.	68,013	5,863,401
Tyco International Ltd.	455,279	12,497,408

		18,360,809

Metals (0.5%)
Alcoa, Inc.	317,812	9,772,719

Multimedia (1.2%)
DIRECTV Group, Inc. (The) (b)	855,976	15,321,971
Metro-Goldwyn-Mayer (b)	102,798	2,160,814
News Corp. Ltd. (The) ADR — AU	95,739	3,231,191
Walt Disney Co. (The)	82,473	1,899,353

		22,613,329

Natural Gas (0.1%)
Sempra Energy	74,251	2,357,469

Oil & Gas (5.4%)
Apache Corp.	402,049	16,833,792
ChevronTexaco Corp.	476,183	43,570,744
ConocoPhillips	45,753	3,262,189
Exxon Mobil Corp.	112,862	4,802,278
Nabors Industries Ltd. (b)	265,994	11,799,494
Sunoco, Inc.	236,987	14,906,482
The Williams Companies, Inc.	753,247	7,758,444

		102,933,423

Paper & Forest Products (1.5%)
International Paper Co.	675,831	27,249,506
Weyerhaeuser Co.	33,336	1,973,491

		29,222,997

Pharmaceuticals (6.7%)
Elan Corp. PLC ADR — IE (b)	950,333	20,527,193
Genentech, Inc. (b)	50,386	6,187,401
Pfizer, Inc.	1,959,602	70,075,367
Teva Pharmaceuticals Industries Ltd. ADR — IL	240,934	14,831,897
Watson Pharmaceuticals, Inc. (b)	168,298	5,993,092
Wyeth	241,901	9,209,171

		126,824,121

Railroads (0.2%)
Union Pacific Corp.	71,176	4,194,402

Restaurants (0.6%)
McDonald’s Corp.	436,028	11,873,042

Retail (7.0%)
Amazon.com, Inc. (b)	212,876	9,251,591
Bed, Bath & Beyond, Inc. (b)	150,957	5,603,524
Best Buy Co., Inc.	287,354	15,588,955
Federated Department Stores, Inc.	46,236	2,265,564
Home Depot, Inc.	558,026	19,636,936
Lowe’s Cos., Inc.	29,141	1,517,080
Target Corp.	435,377	18,882,300
Wal-Mart Stores, Inc.	926,595	52,815,916
Walgreen Co.	291,009	10,033,990

		135,595,856

Retail/Food & Drug (0.6%)
Albertson’s, Inc.	171,199	3,999,208
Kroger Co. (b)	213,389	3,734,308
SUPERVALU, Inc.	132,151	4,068,929

		11,802,445

14 Semiannual Report 2004

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Semiconductors (4.2%)
Agere Systems, Inc. Class A (b)	1,437,984	$3,249,844
Analog Devices, Inc.	182,865	7,790,049
Applied Materials, Inc. (b)	769,762	14,032,761
Fairchild Semiconductor Corp., Class A (b)	195,004	3,796,728
Intel Corp.	1,524,077	39,214,501
Micron Technology, Inc. (b)	72,974	993,906
National Semiconductor Corp. (b)	224,800	9,169,592
Texas Instruments, Inc.	65,759	1,650,551

		79,897,932

Services (0.1%)
Ryder System, Inc.	46,615	1,714,966

Telecommunications (4.3%)
ADTRAN, Inc.	225,635	5,530,314
AT&T Corp.	1,387,943	23,803,222
AT&T Wireless Services, Inc. (b)	86,637	1,196,457
Motorola, Inc.	63,993	1,167,872
Nextel Communications, Inc. (b)	269,490	6,430,031
QUALCOMM, Inc.	59,129	3,693,197
Qwest Communications International, Inc. (b)	921,122	3,702,910
SBC Communications, Inc.	64,324	1,601,668
Sprint Corp., FON Group	612,982	10,966,248
Telephone & Data Systems, Inc.	25,707	1,695,634
Verizon Communications, Inc.	589,694	22,255,052

		82,042,605

Textiles (0.8%)
Mohawk Industries Co. (b)	201,371	15,533,759

Tobacco (1.1%)
Altria Group, Inc.	375,343	20,786,495

Transportation (1.2%)
J.B. Hunt Transport Services, Inc. (b)	730,216	23,118,639

Travel (0.8%)
Royal Caribbean Cruises Ltd.	369,246	14,965,540

Utilities (1.0%)
Ameren Corp.	212,059	9,271,219
Entergy Corp.	54,418	2,971,223
Exelon Corporation	90,822	6,079,625

		18,322,067

Waste Disposal (1.2%)
Waste Management, Inc.	824,915	23,427,586

Wine/Spirits (0.1%)
Constellation Brands, Inc. (b)	41,954	1,389,936

Total Common Stock		1,887,249,774

Mutual Fund (0.7%)
Nasdaq Biotech Index	171,144	13,308,157

Total Mutual Fund		13,308,157

Commercial Paper (0.4%)
Asset Backed Securities (0.4%)
UBS Finance, 1.02%, 05/03/04	7,050,000	7,049,600

Total Commercial Paper		7,049,600

Total Investments (Cost $1,778,647,910) (a) — 100.0%		1,907,607,531
Liabilities in excess of other assets — 0.0%		(651,238)

NET ASSETS — 100.0%		$1,906,956,293

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

AU       Australia

DE       Germany

IE       Ireland

IL       Israel

See notes to financial statements.

2004 Semiannual Report 15

Core Series

Gartmore Mid Cap Growth Fund	Class A Shares symbol: GMCAX Class B Shares symbol: GCPBX Class C Shares symbol: GCPCX Class R Shares symbol: GMCRX Institutional Class symbol: GMCGX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Mid Cap Growth Fund returned 2.10% versus 5.74% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds was 2.64%.

A combination of factors affected the Fund’s performance during the period. The key issues, from a macroeconomic perspective, have not dramatically changed during the past six months: the potential for interest-rate hikes; the outlook for job growth; corporate earnings expectations; the U.S. presidential election; oil prices; and the impact of the war on terror. Although these issues have remained the same, the degree to which they affect the performance of the market changes, sometimes daily.

The key issues from a Fund perspective have changed, due to the fact that the market became more speculative in late 2003 and into early 2004 before pulling back based on fears that stocks were overvalued, the strength of positive earnings revisions and geopolitical turmoil. Our strategy of finding high-quality growth stocks in the latter part of 2003 and early weeks of 2004 was not in vogue. As a result, the Fund’s performance suffered somewhat due to the market’s more speculative bent.

We maintain a discipline of finding high-quality growth stocks, regardless of the prevailing market conditions. We define high-quality stocks as those with market-leading operating margins, low debt-to-equity ratios and better than a 15% return on equity characteristics. In our experience, companies that exhibit sustainable competitive advantages and consistent earnings streams tend to perform well throughout a complete market cycle. The last part of 2003 and early part of 2004 was a difficult period for high-quality growth managers because of the speculation in the marketplace. The Fund performed extremely well during the six months prior to Nov. 1, 2003. The quality of the stocks held in the Fund should allow them to resume their run after the present rotation, the process that occurs when investors shift their investment preferences in response to changing market or economic conditions.

The Fund is positioned to take advantage of stock selection. The economy continues to improve, as do corporate earnings. A common marketplace analogy is that of a rising tide lifting all boats. As investors’ confidence in the sustainability of the earnings recovery has strengthened, cyclical and lower-quality companies’ stocks have performed very well, which is typical in the first stage of an economic recovery. As economic growth moderates and the second phase of the earnings recovery commences, higher-quality companies with sustainable earnings growth tend to outperform. These higher-quality companies are the long-term investment opportunities upon which we will focus. In the near term, we continue to believe that the market is poised for further appreciation; in response, we have allocated some resources to stocks that we feel will benefit from this environment. The Fund remains relatively sector-neutral to the benchmark, since we prefer to let the stock selection drive Fund performance rather than a macroeconomic call or a sector bet.

Portfolio Manager: Robert Glise

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A2	w/o SC3	2.10%	25.16%	24.50%
	w/SC4	-3.74%	17.95%	19.91%

Class B2	w/o SC3	1.81%	24.69%	24.27%
	w/SC5	-3.15%	19.69%	22.02%

Class C2	w/o SC3	1.81%	24.69%	24.27%
	w/SC6	0.82%	23.69%	24.27%

Class R [2,7]		1.88%	24.96%	24.44%

Institutional Class[7]		2.24%	25.41%	24.72%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on October 1, 2002.

[2]	These returns included performance based on the Fund’s Institutional Class shares, which was achieved prior to the creation of Class A shares (3/5/03), Class B and Class C shares (8/21/03), and Class R shares (10/1/03). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C and Class R shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Class C and Class R would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class shares the Gartmore Mid Cap Growth Fund, Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Mid Cap Growth— an unmanaged index of the stock of medium-size U.S. companies with a capitalization range of $196 million to $8.7 billion as of December 31, 2002, gives a broad look at how the stock price of medium-size U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

16 Semiannual Report 2004

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Mid Cap Growth Fund

Common Stock (93.4%)

	Shares or
	Principal Amount	Value

Automotive (2.1%)
Carmax, Inc. (b)	950	$24,624
O’Reilly Automotive, Inc. (b)	850	38,157

		62,781

Banks (4.2%)
City National Corp.	600	36,990
New York Community Bancorp, Inc.	1,666	41,767
Zions Bancorp	850	48,042

		126,799

Business Services (1.3%)
Manpower, Inc.	850	39,865

Chemicals (1.2%)
Sigma-Aldrich Corp.	650	36,816

Commercial Services (4.0%)
Alliance Data Systems Corp. (b)	1,350	46,940
Tetra Technology, Inc. (b)	2,200	36,542
Weight Watchers International, Inc. (b)	950	37,050

		120,532

Communication Equipment (3.2%)
L-3 Communications Holdings, Inc.	1,550	95,698

Computer Software & Services (8.6%)
Adobe Systems, Inc.	800	33,072
Affiliated Computer Services, Inc. (b)	550	26,675
Fiserv, Inc. (b)	1,500	54,839
Network Appliance, Inc. (b)	1,550	28,861
Research in Motion Ltd. ADR CA (b)	450	39,042
SanDisk Corp. (b)	1,300	30,043
VERITAS Software Corp. (b)	1,700	45,339

		257,871

Construction (2.2%)
D.R. Horton, Inc.	1,325	38,160
Terex Corp. (b)	850	27,923

		66,083

Consumer Products (6.0%)
Apollo Group, Inc. (b)	500	45,440
Choicepoint, Inc. (b)	1,050	46,116
Church & Dwight, Inc.	1,000	44,950
Education Management Corp. (b)	900	31,914
Mohawk Industries Co. (b)	150	11,571

		179,991

Containers (1.9%)
Ball Corp.	850	56,100

Electronics (1.5%)
Jabil Circuit, Inc. (b)	1,700	44,863

Financial Services (4.7%)
Ameritrade Holdings Corp. (b)	4,000	48,960
Investors Financial Services Corp.	2,300	89,401
Nelnet, Inc. (b)	200	4,070

		142,431

Gaming & Leisure (3.0%)
International Game Technology	850	32,079
Penn National Gaming, Inc. (b)	2,000	58,980

		91,059

Healthcare (3.9%)
Express Scripts, Inc. (b)	500	38,670
Omnicare, Inc.	1,350	55,998
Pharmaceutical Resources, Inc. (b)	550	22,165

		116,833

Insurance (4.4%)
ACE Ltd.	1,550	67,952
Everest Re Group Ltd.	750	63,885

		131,837

Machinery (0.9%)
Cognex Corp.	900	28,602

Medical — Drugs (2.4%)
Axcan Pharma, Inc. (b)	2,300	39,399
Ligand Pharmaceuticals, Inc. (b)	1,550	33,186

		72,585

Medical Products (4.6%)
Integra Lifesciences Corp. (b)	1,050	33,600
Kinetic Concept, Inc. (b)	61	2,952
ResMed, Inc. (b)	1,300	64,064
Techne Corp. (b)	1,000	38,960

		139,576

Oil & Gas (8.2%)
B.J. Services Co. (b)	700	31,150
EOG Resources, Inc.	850	41,863
Kinder Morgan, Inc.	850	51,178
Patterson-UTI Energy, Inc. (b)	1,000	36,190
XTO Energy, Inc.	3,145	83,971

		244,352

Optical Supplies (2.0%)
Advanced Medical Optics, Inc. (b)	1,950	61,503

2004 Semiannual Report 17

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Mid Cap Growth Fund (Continued)

Core Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Retail (6.8%)
Coach, Inc. (b)	1,050	$44,730
Dollar Tree Stores, Inc. (b)	1,000	26,950
Regis Corp.	1,000	43,420
Staples, Inc.	1,700	43,792
Williams Sonoma, Inc. (b)	1,400	45,471

		204,363

Scientific & Technical Instruments (1.7%)
Waters Corp. (b)	1,200	51,780

Security & Commodity Exchanges (1.9%)
Chicago Mercantile Exchange	500	58,650

Semiconductors (7.1%)
Emulex Corp. (b)	1,300	21,671
KLA-Tencor Corp. (b)	500	20,835
Marvel Technology Group Ltd. (b)	1,250	48,412
Pixelworks, Inc. (b)	2,550	45,594
Tessera Technologies, Inc. (b)	1,760	31,187
Vitesse Semiconductor (b)	11,100	47,508

		215,207

Telecommunications (4.3%)
ADC Telecommunications, Inc. (b)	10,850	27,125
Amdocs Ltd. (b)	2,350	62,393
Comverse Technology, Inc. (b)	2,550	41,718

		131,236

Waste Disposal (1.3%)
Stericycle, Inc. (b)	850	40,647

Total Common Stock		2,818,060

Repurchase Agreement (5.1%)

	Shares or
	Principal Amount	Value

CS First Boston, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $90,379 (Fully collateralized by U.S. Treasury Notes, U.S. Agency Securities, and AA Rated Corporate Bonds)	$90,372	90,372
Nomura Securities, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $64,571 (Fully collateralized by AA Rated Corporate Bonds)	64,566	64,566

Total Repurchase Agreement		154,938

Total Investments (Cost $2,762,776) (a) — 98.5%		2,972,998
Other assets in excess of liabilities — 1.5%		44,013

NET ASSETS — 100.0%		$3,017,011

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

CA       Canada

See notes to financial statements.

18 Semiannual Report 2004

Core Series

Gartmore Small Cap Fund	Class A Shares symbol: GSXAX Class B Shares symbol: GSXBX Class C Shares symbol: GSXCX Class R Shares symbol: GNSRX Institutional Service Class symbol: GSXIX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Small Cap Fund returned 8.97% versus 6.54% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 8.28%.

We use a broadly diversified approach in managing this Fund that strives for consistently good performance relative to the Fund’s benchmark. This strategy combines what we believe to be the best of quantitative, which is data-based, and fundamental research inputs. Fundamental research pertains to the evaluation of historical and estimated earnings, past and future growth rates, company business and earnings analysts’ ratings. Instead of pursuing a pure “value” or pure “growth” methodology, we attempt to strike a balance between the valuation of a stock and the strength of the company’s long-term growth prospects. The resulting Fund portfolio includes some pure value stocks, some pure growth stocks and some hybrid stocks that are part value and part growth.

Our ability to add superior risk-adjusted returns, as compared to the Fund’s benchmark, was due primarily to favorable stock selection rather than sector weightings. Advanced Medical Optics, Inc.; Stage Stores, Inc.; Ralcorp Holdings, Inc.; and Dover Downs Gaming & Entertainment, Inc. all contributed to the Fund’s results. Advanced Medical Optics benefited from strong sales of its eye-related surgical products as well as the favorable currency exchange rate. Despite a slow start in November 2003 with unseasonable weather, retailer Stage Stores soon experienced solid sales growth due to the spring clothing line launch and strong demand for clearance items. On a more macroeconomic level, small-company stocks overall performed closely in line with their mid- and large-cap counterparts.

We are optimistic about the prospects for the U.S. small-cap equity market for the remainder of 2004. In our view, stock market performance is likely to be a tug of war between strong earnings gains and rising interest rates. As long as the Federal Reserve continues its gradual approach to adjusting U.S. monetary policy, however, we believe that powerful earnings growth can produce positive stock returns despite higher rates. We presently are finding a number of good names in the energy sector, as conventional wisdom discounts a sharp decline in the price of oil that may or may not occur. In addition, the considerable market volatility during the past few months has created unusual valuation differentials that should work to our advantage over time.

Portfolio Managers: Bill Gerlach, CFA, and Gary Haubold, CFA, and Chuck Purcell, CFA

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	8.97%	47.15%	9.12%	9.52%
	w/SC3	2.73%	38.67%	7.83%	8.35%

Class B	w/o SC2	8.62%	46.26%	8.47%	8.85%
	w/SC4	3.62%	41.26%	8.18%	8.73%

Class C5	w/o SC2	8.61%	46.17%	8.50%	8.88%
	w/SC6	7.61%	45.17%	8.50%	8.88%

Class R [7,8]		8.70%	46.37%	8.48%	8.86%

Institutional Service Class[8]		8.97%	47.32%	9.30%	9.69%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 19

Core Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Small Cap Fund

Common Stock (98.1%)

	Shares or
	Principal Amount	Value

Airlines (0.9%)
Atlantic Coast Airlines Holdings, Inc. (b)	24,000	$157,200
Continental Airlines, Inc., Class B (b)	25,302	269,719
Frontier Airlines, Inc. (b)	19,135	173,746

		600,665

Apparel (0.5%)
Kellwood Co.	8,173	322,425

Appliances (0.4%)
York International Corp.	7,029	275,537

Auto Parts & Equipment (1.5%)
ArvinMeritor, Inc.	12,238	253,204
Visteon Corp.	21,301	231,329
Wabash National Corp. (b)	19,196	487,770

		972,303

Banking (4.5%)
ABC Bancorp	12,738	242,786
First Commonwealth Financial Corp.	13,290	187,522
First Republic Bank	5,729	218,275
Flagstar Bancorp, Inc.	8,978	183,421
Greater Bay Bancorp	10,740	304,694
Hudson United Bancorp	4,617	164,965
MAF Bancorp, Inc.	4,299	175,614
Oriental Financial Group, Inc.	9,943	283,574
Provident Bankshares Corp.	11,854	333,927
Signature Bank (b)	18,814	442,693
Southwest Bancorp of Texas, Inc.	3,583	145,721
The Bancorp Bank (b)	13,713	259,039

		2,942,231

Beverages (0.6%)
Coca-Cola Bottling Consolidated	7,093	377,348

Building Materials (0.7%)
Carlisle Companies, Inc.	4,116	243,873
RPM, Inc.	14,264	215,101

		458,974

Business Equipment & Services (0.5%)
Administaff, Inc. (b)	8,600	150,500
John H. Harland Co.	3,900	120,159
Per-Se Technologies, Inc. (b)	3,700	39,590

		310,249

Capital Goods (0.7%)
C&D Technologies, Inc.	8,100	125,550
Kennametal, Inc.	8,170	352,617

		478,167

Casino Hotels (0.6%)
MTR Gaming Group, Inc. (b)	44,145	381,854

Chemicals (3.0%)
Agrium, Inc.	15,682	195,084
Cytec Industries, Inc.	8,832	347,274
Great Lakes Chemical Corp.	13,765	345,777
Hercules, Inc. (b)	49,337	548,134
Olin Corp.	18,681	322,621
Spartech Corp.	8,988	205,016

		1,963,906

Coal (0.7%)
Peabody Energy Corp.	10,000	468,900

Communication Equipment (0.8%)
Powerwave Technologies, Inc (b)	55,671	376,893
Sirenza Microdevices, Inc. (b)	43,679	182,578

		559,471

Computer Software & Services (9.8%)
Actuate Corp. (b)	45,707	149,462
Advanced Digital Information Corp. (b)	10,178	107,480
Agile Software Corp. (b)	39,956	301,668
Anteon International Corp. (b)	8,365	260,988
Borland Software Corp. (b)	51,671	426,286
Callidus Software, Inc. (b)	34,048	245,827
Citadel Security Software, Inc. (b)	37,358	159,892
Compuware Corp. (b)	38,572	295,076
Dendrite International, Inc. (b)	9,200	157,688
E.piphany, Inc. (b)	56,181	246,073
Eresearch Technology, Inc. (b)	3,200	100,736
Hutchinson Technology, Inc. (b)	5,500	135,245
Hyperion Solutions Corp. (b)	5,722	219,610
JDA Software Group, Inc. (b)	10,981	144,181
Kana Software, Inc. (b)	97,849	244,623
Lexar Media, Inc. (b)	10,501	97,659
ManTech International Corp. (b)	15,673	393,392
McData Corp., Class A (b)	23,268	124,018
Mentor Graphics Corp. (b)	12,156	201,668
Mercury Computer Systems, Inc. (b)	10,096	226,150
Micromuse, Inc. (b)	16,874	113,225
Neoware Systems, Inc. (b)	35,492	316,589
NetIQ Corp. (b)	46,493	597,899
Omicell, Inc. (b)	16,300	224,614
Quantum Corp. (b)	101,319	317,128
Quest Software, Inc. (b)	9,964	112,095
Retek, Inc. (b)	34,471	240,608
Sykes Enterprises, Inc. (b)	6,000	32,820
SYNNEX Corp. (b)	8,311	140,373
TIBCO Software, Inc. (b)	24,371	182,783

		6,515,856

20 Semiannual Report 2004

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Consulting Services (0.6%)
Gartner, Inc., Class A (b)	33,795	$403,512

Consumer Goods & Services (1.3%)
Alderwoods Group, Inc. (b)	7,100	87,188
Crown Holdings, Inc. (b)	20,031	169,062
Department 56, Inc. (b)	20,798	334,223
Priceline.com, Inc. (b)	10,713	259,576

		850,049

Data Processing (0.3%)
SEI Investments Co.	5,893	173,961

Distribution (0.6%)
Bell Microproducts, Inc. (b)	29,339	191,290
United Stationers, Inc. (b)	6,005	228,190

		419,480

Diversified (0.3%)
Federal Signal Corp.	12,657	230,357

Drugs (1.0%)
Idexx Laboratories, Inc. (b)	5,463	334,663
Incyte Pharmaceuticals, Inc. (b)	12,600	100,044
Perrigo Co.	10,500	226,485

		661,192

Electronics (2.0%)
Applied Micro Circuits Corp. (b)	34,944	154,103
Artesyn Technologies, Inc. (b)	9,606	88,471
Benchmark Electronics, Inc. (b)	6,751	182,480
DRS Technologies, Inc. (b)	9,780	276,285
Intergrated Silicon Solution, Inc. (b)	26,127	358,723
Molecular Devices Corp. (b)	1,300	25,480
Zoran Corp. (b)	14,247	235,503

		1,321,045

Energy (2.6%)
Black Hills Corp.	11,013	336,888
Calpine Corp. (b)	238,722	1,036,053
Reliant Energy, Inc. (b)	40,000	332,400

		1,705,341

Engineering (0.8%)
URS Corp. (b)	19,420	501,619

Entertainment (1.4%)
Emmis Communications Corp. (b)	13,262	310,331
Sinclair Broadcast Group, Inc., Class A (b)	21,899	270,672
Young Broadcasting, Inc., Class A (b)	18,774	331,548

		912,551

Financial/Miscellaneous (4.1%)
Affiliated Managers Group, Inc. (b)	6,693	325,949
Astoria Financial Corp.	7,699	265,000
Commercial Federal Corp.	5,530	141,900
CompuCredit Corp. (b)	14,656	242,850
Cullen/ Frost Bankers, Inc.	9,554	413,688
Eaton Vance Corp.	4,709	171,926
FirstFed Financial Corp. (b)	6,632	268,065
Fremont General Corp.	3,810	82,106
GATX Corp.	11,920	280,120
Knight Trading Group, Inc. (b)	23,889	277,590
Silicon Valley Bancshares (b)	6,837	234,919

		2,704,113

Food & Related (1.8%)
Hain Celestial Group, Inc. (b)	9,849	195,010
John B. Sanfilippo & Son, Inc. (b)	6,586	206,603
Ralcorp Holding, Inc. (b)	18,265	635,805
Winn-Dixie Stores, Inc.	19,847	151,234

		1,188,652

Gambling (1.7%)
Dover Downs Gaming and Entertainment, Inc.	101,069	1,147,133

Healthcare (4.0%)
Abgenix, Inc. (b)	20,935	340,612
AMN Healthcare Services, Inc. (b)	5,300	86,284
Candela Corp. (b)	15,507	164,219
Covance, Inc. (b)	22,732	766,979
Digene Corp. (b)	11,080	393,340
PSS World Medical, Inc. (b)	17,128	191,662
Tanox, Inc. (b)	8,100	138,105
Techne Corp. (b)	13,500	525,960

		2,607,161

Home Furnishings (0.4%)
American Woodmark Corp.	4,012	257,570

Hotels/Motels (0.4%)
Aztar Corp. (b)	10,609	274,773

Insurance (4.1%)
Argonaut Group, Inc. (b)	19,314	357,309
Hilb, Rogal & Hamilton Co.	5,400	193,590
Mercer Insurance Goup, Inc. (b)	13,674	162,447
Ohio Casualty Corp. (b)	9,065	177,855
Old Republic International Corp.	18,419	427,688
Phoenix Companies, Inc. (The)	21,928	277,828
PMI Group, Inc. (The)	7,028	302,415
ProCentury Corp. (b)	24,601	258,311
Selective Insurance Group, Inc.	4,847	173,329
UICI (b)	20,492	354,717

		2,685,489

2004 Semiannual Report 21

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Small Cap Fund (Continued)

Core Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Internet (1.7%)
FindWhat.com (b)	8,772	$176,835
Internet Security Systems, Inc. (b)	15,210	202,141
Interwoven, Inc. (b)	47,111	395,261
Watchguard Technologies, Inc. (b)	53,588	372,972

		1,147,209

Machinery (0.7%)
Briggs & Stratton Corp.	3,558	249,060
Flowserve Corp. (b)	10,741	229,535

		478,595

Manufacturing (1.9%)
Harsco Corp.	6,748	293,740
Integrated Device Technology, Inc. (b)	27,573	370,858
Smith (A.O.) Corp.	10,202	305,040
Timken Co.	11,607	256,050

		1,225,688

Medical (4.7%)
Adolor Corp. (b)	49,040	788,074
Advanced Medical Optics, Inc. (b)	19,300	608,722
Biolase Technology, Inc. (b)	51,621	664,878
DJ Orthopedics, Inc. (b)	5,300	122,059
Genencor International, Inc. (b)	3,200	46,464
GTx, Inc. (b)	21,538	290,763
Kensey Nash Corp. (b)	4,100	132,840
Keryx Biopharmaceuticals, Inc. (b)	10,900	169,386
Landauer, Inc.	4,931	192,605
Merit Medical Systems, Inc. (b)	1	16
Synovis Life Technologies, Inc. (b)	6,100	97,600

		3,113,407

Metals (0.7%)
Century Aluminum Co. (b)	22,956	454,529

Networking Products (0.7%)
3Com Corp. (b)	43,612	268,650
Enterasys Networks, Inc. (b)	85,778	180,134

		448,784

Oil & Gas (9.6%)
Airgas, Inc.	48,447	1,073,101
BJ Services Co. (b)	10,698	476,061
Brigham Exploration Co. (b)	40,000	343,600
Cascade Natural Gas Corp.	2,000	41,060
Cimarex Energy Co. (b)	4,300	118,637
FMC Technologies, Inc. (b)	5,877	160,148
Frontier Oil Corp.	8,522	151,521
Giant Industries, Inc. (b)	35,375	651,608
Gulf Island Fabrication, Inc.	2,000	44,960
Maverick Tube Corp. (b)	3,104	70,244
Nabors Industries Ltd. (b)	13,422	595,400
Oceaneering International, Inc. (b)	5,129	143,612
Pioneer Natural Resources Co.	27,904	912,740
Pride International, Inc. (b)	38,254	645,345
Varco International, Inc. (b)	15,085	312,109
Williams Cos., Inc. (The)	63,074	649,662

		6,389,808

Paper & Related Products (1.2%)
Buckeye Technologies, Inc. (b)	23,560	247,380
Chesapeake Corp.	7,603	172,664
Rock-Tenn Co., Class A	19,752	294,305
Universal Forest Products, Inc.	2,800	75,852

		790,201

Pharmaceuticals (2.2%)
Biomarin Pharmaceutical, Inc. (b)	19,507	134,988
Connetics Corp. (b)	1,600	31,120
Cytokinetics, Inc. (b)	4,500	73,170
Dyax Corp. (b)	12,191	170,674
Encysive Pharmaceuticals, Inc. (b)	4,800	48,240
Gen-Probe, Inc. (b)	8,900	296,726
Kos Pharmaceuticals, Inc. (b)	6,000	246,960
Nuvelo, Inc. (b)	40,002	432,422
Renovis, Inc. (b)	2,640	28,934

		1,463,234

Printing (0.4%)
Bowne & Co., Inc.	15,481	262,093

Radio (2.1%)
Citadel Broadcasting Co. (b)	20,077	348,336
Cumulus Media, Inc., Class A (b)	12,494	262,624
Radio One, Inc., Class D (b)	13,358	253,268
Salem Communications Corp., Class A (b)	11,400	339,834
Westwood One, Inc. (b)	5,978	176,590

		1,380,652

Real Estate Investment Trusts (4.6%)
American Home Mortgage Investment Corp.	11,316	268,529
BRE Properties, Inc., Class A	6,396	202,753
Developers Diversified Realty Corp.	12,035	394,146
Equity Inns, Inc.	27,124	222,417
Government Properties Trust, Inc.	20,000	219,000
InnKeepers USA Trust	30,000	229,500
Macerich Co. (The)	6,349	265,833
MeriStar Hospitality Corp. (b)	63,064	365,771
Sunset Financial Resources, Inc. (b)	28,918	320,701
Taubman Centers, Inc.	13,578	264,771
Weingarten Realty Investors	9,454	273,315

		3,026,736

22 Semiannual Report 2004

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Retail (4.3%)
BJ’s Wholesale Club, Inc. (b)	7,974	$193,210
Callaway Golf Co.	13,871	235,391
CBRL Group, Inc.	10,075	378,317
Christopher & Banks Corp.	8,974	160,545
Claire’s Stores, Inc.	11,775	239,975
Dillard’s, Inc., Class A	10,440	175,705
Linen ’n Things, Inc. (b)	5,310	172,256
PETCO Animal Supplies, Inc. (b)	5,490	161,186
ShopKo Stores, Inc. (b)	20,440	271,034
Sports Authority, Inc. (The) (b)	10,151	389,190
Stage Stores, Inc. (b)	7,961	312,549
Too, Inc. (b)	9,560	167,682

		2,857,040

Semiconductors (1.6%)
Actel Corp. (b)	7,735	154,081
Asyst Technologies, Inc. (b)	43,627	288,375
Emulex Corp. (b)	9,417	156,981
Integrated Circuit Systems, Inc. (b)	9,945	235,597
ON Semiconductor Corp. (b)	45,046	217,572

		1,052,606

Services (3.1%)
Aquantive, Inc. (b)	14,216	142,871
Exult, Inc. (b)	58,196	355,577
Labor Ready, Inc. (b)	18,726	236,697
Modis Professional Services, Inc.	3,000	128,760
PDI, Inc. (b)	2,300	58,788
Plexus Corp. (b)	17,016	244,690
Service Corp. International (b)	33,100	244,609
United Rentals, Inc. (b)	16,794	288,857
Waste Connections, Inc. (b)	8,568	345,033

		2,045,882

Telecommunications (1.8%)
Advanced Fibre Communications, Inc. (b)	26,422	441,248
Catapult Communications Corp. (b)	8,083	152,041
Cincinnati Bell, Inc. (b)	71,232	281,366
Dobson Communications Corp., Class A (b)	17,637	63,140
InterDigital Communications Corp. (b)	7,893	137,575
NII Holdings, Inc., Class B (b)	2,671	93,485

		1,168,855

Theaters (0.8%)
Carmike Cinemas, Inc. (b)	8,929	336,980
Regal Entertainment Group, Class A	8,430	183,690

		520,670

Tobacco (0.5%)
DIMON, Inc.	43,424	300,928

Transportation (2.1%)
Airtran Holdings, Inc. (b)	38,770	473,381
Arkansas Best Corp.	6,225	161,788
Laidlaw International, Inc. (b)	18,980	263,063
Pacer International, Inc. (b)	24,202	454,998

		1,353,230

Utilities (0.8%)
Allegheny Energy, Inc. (b)	40,508	558,200

Total Common Stock		64,710,231

Repurchase Agreement (2.0%)
CS First Boston, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $757,286 (Fully collateralized by U.S. Treasury Notes, AA Rated Corporate Bonds, and U.S. Agency Securities)	$757,227	757,227
Nomura Securities, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $541,037 (Fully collateralized by AA Rated Corporate Bonds)	540,995	540,995

Total Repurchase Agreement		1,298,222

Total Investments (Cost $67,044,631) (a) — 100.1%		66,008,453
Liabilities in excess of other assets — (0.1)%		(77,046)

NET ASSETS — 100.0%		$65,931,407

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

See notes to financial statements.

2004 Semiannual Report 23

Core Series

Statements of Assets and Liabilities
April 30, 2004 (Unaudited)

	Gartmore	Gartmore Large Cap	Gartmore	Gartmore Mid Cap	Gartmore
	Growth Fund	Value Fund	Nationwide Fund	Growth Fund	Small Cap Fund

Assets:
Investments, at value (cost $254,689,179; $23,572,851; $1,778,647,910; $2,607,838 and $65,746,409 respectively)	$263,289,391	$26,744,464	$1,907,607,531	$2,818,060	$64,710,231
Repurchase agreements, at cost	—	151,971	—	154,938	1,298,222

Total Investments	263,289,391	26,896,435	1,907,607,531	2,972,998	66,008,453

Cash	534	—	1,100	—	227,620
Collateral for securities loaned	7,815,199	1,488,375	119,220,614	—	13,239,240
Interest and dividends receivable	98,596	35,934	1,551,648	1,403	21,252
Receivable for investments sold	8,319,919	—	11,678,498	22,883	2,082,192
Receivable from adviser	—	1,213	—	2,874	—
Prepaid expenses and other assets	37,204	19,919	59,524	20,202	19,961

Total Assets:	279,560,843	28,441,876	2,040,118,915	3,020,360	81,598,718

Liabilities:
Payable for investments purchased	7,137,230	—	11,958,682	—	2,332,900
Payable for return of collateral received for securities on loan	7,815,199	1,488,375	119,220,614	—	13,239,240
Accrued expenses and other payables
Investment advisory fees	135,263	16,985	920,358	1,932	52,355
Fund administration and transfer agent fees	142,322	4,799	430,879	651	10,601
Distribution fees	12,062	6,614	172,358	523	6,419
Administrative servicing fees	11,561	2,893	135,816	2	10,699
Other	81,723	2,808	323,915	241	15,097

Total Liabilities:	15,335,360	1,522,474	133,162,622	3,349	15,667,311

Net Assets	$264,225,483	$26,919,402	$1,906,956,293	$3,017,011	$65,931,407

Represented by:
Capital	$544,259,409	$25,178,495	$1,841,944,548	$2,587,485	$55,611,669
Accumulated net investment income (loss)	(4,943)	16,759	373,567	(13,865)	(165,985)
Accumulated net realized gains (losses) on investment transactions	(288,629,195)	(1,447,465)	(64,321,443)	233,169	11,521,901
Net unrealized appreciation (depreciation) on investments	8,600,212	3,171,613	128,959,621	210,222	(1,036,178)

Net Assets	$264,225,483	$26,919,402	$1,906,956,293	$3,017,011	$65,931,407

Net Assets:
Class A Shares	$31,511,291	$25,423,886	$663,517,103	$1,315,852	$23,052,418
Class B Shares	6,006,186	876,243	35,936,164	140,608	1,519,516
Class C Shares	264,996	618,154	1,063,505	144,290	152,477
Class D Shares	226,440,993	—	1,206,437,500	—	—
Class R Shares	1,058	1,119	1,071	1,080	1,017
Institutional Service Class Shares	959	—	950	—	41,205,979
Institutional Class Shares	—	—	—	1,415,181	—

Total	$264,225,483	$26,919,402	$1,906,956,293	$3,017,011	$65,931,407

Shares outstanding (unlimited number of shares authorized):
Class A Shares	5,230,019	2,268,492	35,547,204	95,627	1,565,001
Class B Shares	1,075,960	79,240	1,974,292	10,251	106,577
Class C Shares	47,412	56,042	58,468	10,521	10,678
Class D Shares	37,071,171	—	65,079,744	—	—
Class R Shares	174	101	58	79	71
Institutional Service Class Shares	157	—	51	—	1,347,984
Institutional Class Shares	—	—	—	102,533	—

Total	43,424,893	2,403,875	102,659,817	219,011	3,030,311

Net asset value:
Class A Shares	$6.03	$11.21	$18.67	$13.76	$14.73
Class B Shares (a)	$5.58	$11.06	$18.20	$13.72	$14.26
Class C Shares (b)	$5.59	$11.03	$18.19	$13.72	$14.28
Class D Shares	$6.11	$—	$18.54	$—	$—
Class R Shares	$6.09	$11.06	$18.53	$13.75	$14.27
Institutional Service Class Shares	$6.12	$—	$18.53	$—	$14.85
Institutional Class Shares	$—	$—	$—	$13.80	$—
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.40	$11.89	$19.81	$14.60	$15.63
Class D Shares	$6.40	$—	$19.41	$—	$—

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

Maximum Sales Charge — Class D Shares	4.50%	—	4.50%	—	—

(a) For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

24 Semiannual Report 2004

Statements of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

	Gartmore	Gartmore Large Cap	Gartmore	Gartmore Mid Cap	Gartmore
	Growth Fund	Value Fund	Nationwide Fund	Growth Fund	Small Cap Fund

INVESTMENT INCOME:
Interest income	$5,537	$1,087	$181,904	$829	$8,292
Dividend income	1,407,313	308,791	14,087,139	6,245	220,476
Income from securities lending	8,878	780	83,615	—	24,804

Total Income	1,421,728	310,658	14,352,658	7,074	253,572

Expenses:
Investment advisory fees	951,964	101,620	5,573,781	11,468	260,400
Fund Administration and transfer agent fees	282,514	18,798	1,410,800	3,473	37,145
Distribution fees Class A	31,722	31,847	788,576	1,609	28,988
Distribution fees Class B	27,826	4,274	184,318	539	7,533
Distribution fees Class C	1,021	3,826	4,916	1,203	571
Distribution fees Class R	2	2	2	2	1
Administrative servicing fees Class A	13,142	17,541	295,869	—	16,025
Administrative servicing fees Class D	16,193	—	340,280	—	37,511
Administrative servicing fees Class R	2	2	2	2	1
Registration and filing fees	21,744	16,780	53,301	16,534	17,181
Other	80,584	4,633	353,663	498	14,257

Total expenses before reimbursed expenses	1,426,714	199,323	9,005,508	35,328	419,613
Expenses reimbursed	—	(6,338)	—	(14,389)	(56)

Total Expenses	1,426,714	192,985	9,005,508	20,939	419,557

Net Investment Income (Loss)	(4,986)	117,673	5,347,150	(13,865)	(165,985)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	39,975,538	1,895,954	132,142,755	234,200	11,625,160
Change in unrealized appreciation on futures transactions	—	—	—	—	96,471
Net change in unrealized appreciation/depreciation on investments	(30,295,298)	4,755	(66,677,551)	(150,054)	(8,281,508)

Net realized/unrealized gains (losses) on investments	9,680,240	1,900,709	65,465,204	84,146	3,440,123

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,675,254	$2,018,382	$70,812,354	$70,281	$3,274,138

See notes to financial statements.

2004 Semiannual Report 25

Core Series

Statements of Changes in Net Assets

	Gartmore Growth Fund		Gartmore Large Cap Value Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(4,986)	$110,446	$117,673	$261,015
Net realized gains (losses) on investment transactions	39,975,538	25,154,854	1,895,954	(2,038,274)
Net change in unrealized appreciation/depreciation on investment transactions	(30,295,298)	40,500,365	4,755	6,270,849

Change in net assets resulting from operations	9,675,254	65,765,665	2,018,382	4,493,590

Distributions to Class A Shareholders from:
Net investment income	—	—	(116,472)	(261,300)
Distributions to Class B Shareholders from:
Net investment income	—	—	(1,361)	(3,027)
Distributions to Class C Shareholders from:
Net investment income	—	—	(942)	(718)
Distributions to Class D Shareholders from:
Net investment income	(82,259)	—	—	—
Distributions to Class R Shareholders from:
Net investment income	—	—	(4)	—
Distributions to Institutional Services Class Shareholders from:
Net investment income	(28,144)	—	—	—

Change in net assets from shareholder distributions	(110,403)	—	(118,779)	(265,045)

Change in net assets from capital transactions	(66,711,413)	(19,236,117)	(780,593)	(2,665,650)

Change in net assets	(57,146,562)	46,529,548	1,119,010	1,562,895
Net Assets:
Beginning of period	321,372,045	274,842,497	25,800,392	24,237,497

End of period	$264,225,483	$321,372,045	$26,919,402	$25,800,392

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Nationwide Fund
	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$5,347,150	$13,060,423
Net realized gains (losses) on investment transactions	132,142,755	10,166,152
Net change in unrealized appreciation/depreciation on investment transactions	(66,677,551)	298,209,582

Change in net assets resulting from operations	70,812,354	321,436,157

Distributions to Class A Shareholders from:
Net investment income	(1,220,323)	(2,254,451)
Distributions to Class B Shareholders from:
Net investment income	—	(20,408)
Distributions to Class C Shareholders from:
Net investment income	(458)	(165)
Distributions to Class D Shareholders from:
Net investment income	(4,899,983)	(9,557,017)
Distributions to Class R Shareholders from:
Net investment income	(1)	—
Distributions to Institutional Services Class Shareholders from:
Net investment income	(161,775)	(446,348)

Change in net assets from shareholder distributions	(6,282,540)	(12,278,389)

Change in net assets from capital transactions	(62,168,073)	27,837,495

Change in net assets	2,361,741	336,995,263
Net Assets:
Beginning of period	1,904,594,552	1,567,599,289

End of period	$1,906,956,293	$1,904,594,552

See notes to financial statements.

26 Semiannual Report 2004

Statements of Changes in Net Assets

	Gartmore Mid Cap Growth Fund		Gartmore Small Cap Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(13,865)	$(10,070)	$(165,985)	$(114,576)
Net realized gains (losses) on investment transactions	234,200	104,565	11,721,631	1,876,334
Net change in unrealized appreciation/depreciation on investment transactions	(150,054)	320,490	(8,281,508)	9,480,092

Change in net assets resulting from operations	70,281	414,985	3,274,138	11,241,850

Distributions to Class A Shareholders from:
Net investment income	—	—	—	—
Net realized gains on investments	(32,733)	—	(260,898)	—
Distributions to Class B Shareholders from:
Net investment income	—	—	—	—
Net realized gains on investments	(3,048)	—	(17,857)	—
Distributions to Class C Shareholders from:
Net investment income	—	—	—	—
Net realized gains on investments	(10,833)	—	(1,102)	—
Distributions to Class D Shareholders from:
Net investment income	—	—	—	—
Net realized gains on investments	(36,736)	—	(282,808)	—
Distributions to Class R Shareholders from:
Net investment income	—	—	—	—
Net realized gain on investment	(28)	—	—	—

Change in net assets from shareholder distributions	(83,378)	—	(562,665)	—

Change in net assets from capital transactions	1,103,745	485,215	21,981,392	2,873,384

Change in net assets	1,090,648	900,200	24,692,865	14,115,234
Net Assets:
Beginning of period	1,926,363	1,026,163	41,238,542	27,123,308

End of period	$3,017,011	$1,926,363	$65,931,407	$41,238,542

See notes to financial statements.

2004 Semiannual Report 27

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Growth Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 1999	$16.02	0.01	2.64	2.65
Year Ended October 31, 2000	$18.35	(0.08)	(0.84)	(0.92)
Year Ended October 31, 2001	$14.99	(0.05)	(5.85)	(5.90)
Year Ended October 31, 2002	$5.89	(0.02)	(1.13)	(1.15)
Year Ended October 31, 2003	$4.74	(0.01)	1.19	1.18
Six Months Ended April 30, 2004 (Unaudited)	$5.92	(0.01)	0.12	0.11
Class B Shares
Year Ended October 31, 1999	$15.98	(0.06)	2.59	2.53
Year Ended October 31, 2000	$18.20	(0.15)	(0.90)	(1.05)
Year Ended October 31, 2001	$14.71	(0.10)	(5.87)	(5.97)
Year Ended October 31, 2002	$5.54	(0.06)	(1.04)	(1.10)
Year Ended October 31, 2003	$4.44	(0.04)	1.11	1.07
Six Months Ended April 30, 2004 (Unaudited)	$5.51	(0.02)	0.09	0.07
Class C Shares
Period Ended October 31, 2001 (d)	$7.11	(0.03)	(1.53)	(1.56)
Year Ended October 31, 2002	$5.55	(0.06)	(1.05)	(1.11)
Year Ended October 31, 2003	$4.44	(0.04)	1.11	1.07
Six Months Ended April 30, 2004 (Unaudited)	$5.51	(0.02)	0.10	0.08
Class D Shares
Year Ended October 31, 1999	$16.02	0.03	2.65	2.68
Year Ended October 31, 2000	$18.36	(0.05)	(0.84)	(0.89)
Year Ended October 31, 2001	$15.03	(0.03)	(5.86)	(5.89)
Year Ended October 31, 2002	$5.94	(0.01)	(1.14)	(1.15)
Year Ended October 31, 2003	$4.79	—	1.21	1.21
Six Months Ended April 30, 2004 (Unaudited)	$6.00	—	0.11	0.11
Class R Shares
Period Ending October 31, 2003 (e)	$5.76	(0.01)	0.25	0.24
Six Months Ended April 30, 2004 (Unaudited)	$6.00	(0.01)	0.10	0.09
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$6.59	(0.01)	(1.79)	(1.80)
Year Ended October 31, 2003	$4.79	—	1.22	1.22
Six Months Ended April 30, 2004 (Unaudited) (k)	$6.01	0.01	0.10	0.11

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net		Net Asset
	Investment		Realized	Total	Value, End	Total
	Income		Gains	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 1999	(0.01)		(0.31)	(0.32)	$18.35	16.85%
Year Ended October 31, 2000	—		(2.44)	(2.44)	$14.99	(6.43%	)
Year Ended October 31, 2001	—		(3.20)	(3.20)	$5.89	(47.33%	)
Year Ended October 31, 2002	—		—	—	$4.74	(19.52%	)
Year Ended October 31, 2003	—		—	—	$5.92	24.89%
Six Months Ended April 30, 2004 (Unaudited)	—		—	—	$6.03	1.86%	(g)
Class B Shares
Year Ended October 31, 1999	—		(0.31)	(0.31)	$18.20	16.12%
Year Ended October 31, 2000	—		(2.44)	(2.44)	$14.71	(7.30%	)
Year Ended October 31, 2001	—		(3.20)	(3.20)	$5.54	(49.10%	)
Year Ended October 31, 2002	—		—	—	$4.44	(19.86%	)
Year Ended October 31, 2003	—		—	—	$5.51	24.10%
Six Months Ended April 30, 2004 (Unaudited)	—		—	—	$5.58	1.27%	(g)
Class C Shares
Period Ended October 31, 2001 (d)	—		—	—	$5.55	(21.94%	)(g)
Year Ended October 31, 2002	—		—	—	$4.44	(20.00%	)
Year Ended October 31, 2003	—		—	—	$5.51	24.10%
Six Months Ended April 30, 2004 (Unaudited)	—		—	—	$5.59	1.45%	(g)
Class D Shares
Year Ended October 31, 1999	(0.03)		(0.31)	(0.34)	$18.36	17.07%
Year Ended October 31, 2000	—		(2.44)	(2.44)	$15.03	(6.23%	)
Year Ended October 31, 2001	—		(3.20)	(3.20)	$5.94	(47.07%	)
Year Ended October 31, 2002	—		—	—	$4.79	(19.36%	)
Year Ended October 31, 2003	—		—	—	$6.00	25.26%
Six Months Ended April 30, 2004 (Unaudited)	—	(j)	—	—	$6.11	1.87%	(g)
Class R Shares
Period Ending October 31, 2003 (e)	—		—	—	$6.00	4.17%	(g)
Six Months Ended April 30, 2004 (Unaudited)	—		—	—	$6.09	1.50%	(g)
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	—		—	—	$4.79	(27.31%	)(g)
Year Ended October 31, 2003	—		—	—	$6.01	25.47%
Six Months Ended April 30, 2004 (Unaudited) (k)	—	(j)	—	—	$6.12	1.87%	(g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 1999	$7,654	1.04%		(0.02%	)	(i)		(i)		35.18%
Year Ended October 31, 2000	$9,234	1.04%		(0.52%	)	(i)		(i)		163.52%
Year Ended October 31, 2001	$5,268	1.33%		(0.60%	)	(i)		(i)		210.72%
Year Ended October 31, 2002	$4,828	1.17%		(0.34%	)	(i)		(i)		241.95%
Year Ended October 31, 2003	$6,529	1.13%		(0.22%	)	(i)		(i)		281.63%
Six Months Ended April 30, 2004 (Unaudited)	$31,511	1.18%	(h)	(0.34%	)(h)	(i)		(i)		147.92%
Class B Shares
Year Ended October 31, 1999	$6,210	1.79%		(0.76%	)	(i)		(i)		35.18%
Year Ended October 31, 2000	$8,180	1.80%		(1.28%	)	(i)		(i)		163.52%
Year Ended October 31, 2001	$4,288	2.12%		(1.36%	)	(i)		(i)		210.72%
Year Ended October 31, 2002	$3,299	1.90%		(1.08%	)	(i)		(i)		241.95%
Year Ended October 31, 2003	$3,980	1.84%		(0.93%	)	(i)		(i)		281.63%
Six Months Ended April 30, 2004 (Unaudited)	$6,006	1.83%	(h)	(0.98%	)(h)	(i)		(i)		147.92%
Class C Shares
Period Ended October 31, 2001 (d)	$58	2.27%	(h)	(1.41%	)(h)	(i)		(i)		210.72%
Year Ended October 31, 2002	$52	1.90%		(1.08%	)	(i)		(i)		241.95%
Year Ended October 31, 2003	$101	1.84%		(0.95%	)	(i)		(i)		281.63%
Six Months Ended April 30, 2004 (Unaudited)	$265	1.83%	(h)	(1.01%	)(h)	(i)		(i)		147.92%
Class D Shares
Year Ended October 31, 1999	$1,014,687	0.80%		0.19%		(i)		(i)		35.18%
Year Ended October 31, 2000	$834,816	0.83%		(0.30%	)	(i)		(i)		163.52%
Year Ended October 31, 2001	$385,898	1.10%		(0.38%	)	(i)		(i)		210.72%
Year Ended October 31, 2002	$207,357	0.93%		(0.10%	)	(i)		(i)		241.95%
Year Ended October 31, 2003	$235,758	0.86%		0.05%		(i)		(i)		281.63%
Six Months Ended April 30, 2004 (Unaudited)	$226,441	0.85%	(h)	0.01%	(h)	(i)		(i)		147.92%
Class R Shares
Period Ending October 31, 2003 (e)	$1	1.42%	(h)	(0.76%	)(h)	1.52%	(h)	(0.86%	)(h)	281.63%
Six Months Ended April 30, 2004 (Unaudited)	$1	1.35%	(h)	(0.51%	)(h)	(i)		(i)		147.92%
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$59,307	0.88%	(h)	(0.11%	)(h)	(i)		(i)		241.95%
Year Ended October 31, 2003	$75,002	0.84%		0.06%		(i)		(i)		281.63%
Six Months Ended April 30, 2004 (Unaudited) (k)	$1	0.84%	(h)	0.22%	(h)	(i)		(i)		147.92%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/ reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions during the period.
(j)	The amount is less than $0.005.
(k)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

28 Semiannual Report 2004

Gartmore Large Cap Value Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 1999 (d)	$10.00	0.07	0.32	0.39
Year Ended October 31, 2000	$10.32	0.15	0.67	0.82
Year Ended October 31, 2001	$10.96	0.10	(0.98)	(0.88)
Year Ended October 31, 2002	$9.98	0.08	(0.82)	(0.74)
Year Ended October 31, 2003	$8.75	0.10	1.69	1.79
Six Months Ended April 30, 2004 (Unaudited)	$10.44	0.05	0.77	0.82
Class B Shares
Period Ended October 31, 1999 (d)	$10.00	(0.02)	0.27	0.25
Year Ended October 31, 2000	$10.24	0.07	0.68	0.75
Year Ended October 31, 2001 (e)	$10.84	0.02	(0.98)	(0.96)
Year Ended October 31, 2002	$9.86	0.01	(0.80)	(0.79)
Year Ended October 31, 2003	$8.64	0.03	1.67	1.70
Six Months Ended April 30, 2004 (Unaudited)	$10.30	0.02	0.76	0.78
Class C Shares
Period Ended October 31, 2001 (f)	$11.21	0.02	(1.34)	(1.32)
Year Ended October 31, 2002	$9.85	0.01	(0.79)	(0.78)
Year Ended October 31, 2003	$8.63	0.04	1.66	1.70
Six Months Ended April 30, 2004 (Unaudited)	$10.28	0.02	0.75	0.77
Class R Shares
Period Ended October 31, 2003 (g)	$9.92	—	0.39	0.39
Six Months Ended April 30, 2004 (Unaudited)	$10.31	0.04	0.75	0.79
Institutional Service Class Shares
Period Ended October 31, 1999 (d)	$10.00	0.08	0.33	0.41
Year Ended October 31, 2000	$10.35	0.16	0.67	0.83
Year Ended October 31, 2001	$10.98	0.12	(0.98)	(0.86)
Period Ended October 31, 2002 (h)	$10.03	0.06	1.04	1.10

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 1999 (d)	(0.07)	—	(0.07)	$10.32	3.86%	(i)
Year Ended October 31, 2000	(0.14)	(0.04)	(0.18)	$10.96	8.09%
Year Ended October 31, 2001	(0.10)	—	(0.10)	$9.98	(8.07%	)
Year Ended October 31, 2002	(0.08)	(0.41)	(0.49)	$8.75	(7.98%	)
Year Ended October 31, 2003	(0.10)	—	(0.10)	$10.44	20.57%
Six Months Ended April 30, 2004 (Unaudited)	(0.05)	—	(0.05)	$11.21	7.87%	(i)
Class B Shares
Period Ended October 31, 1999 (d)	(0.01)	—	(0.01)	$10.24	2.50%	(i)
Year Ended October 31, 2000	(0.11)	(0.04)	(0.15)	$10.84	7.42%
Year Ended October 31, 2001 (e)	(0.02)	—	(0.02)	$9.86	(8.84%	)
Year Ended October 31, 2002	(0.02)	(0.41)	(0.43)	$8.64	(8.53%	)
Year Ended October 31, 2003	(0.04)	—	(0.04)	$10.30	19.80%
Six Months Ended April 30, 2004 (Unaudited)	(0.02)	—	(0.02)	$11.06	7.56%	(i)
Class C Shares
Period Ended October 31, 2001 (f)	(0.04)	—	(0.04)	$9.85	(11.82%	)(i)
Year Ended October 31, 2002	(0.03)	(0.41)	(0.44)	$8.63	(8.50%	)
Year Ended October 31, 2003	(0.05)	—	(0.05)	$10.28	19.77%
Six Months Ended April 30, 2004 (Unaudited)	(0.02)	—	(0.02)	$11.03	7.54%	(i)
Class R Shares
Period Ended October 31, 2003 (g)	—	—	—	$10.31	3.93%	(i)
Six Months Ended April 30, 2004 (Unaudited)	(0.04)	—	(0.04)	$11.06	7.66%	(i)
Institutional Service Class Shares
Period Ended October 31, 1999 (d)	(0.06)	—	(0.06)	$10.35	4.05%	(i)
Year Ended October 31, 2000	(0.16)	(0.04)	(0.20)	$10.98	8.20%
Year Ended October 31, 2001	(0.09)	—	(0.09)	$10.03	(7.86%	)
Period Ended October 31, 2002 (h)	(0.03)	(0.41)	(0.44)	$10.69	11.26%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 1999 (d)	$25,883	1.15%	(j)	0.85%	(j)	1.87%	(j)	0.13%	(j)	120.94%
Year Ended October 31, 2000	$30,726	1.15%		1.47%		1.77%		0.85%		88.41%
Year Ended October 31, 2001	$27,824	1.15%		0.96%		1.64%		0.47%		156.09%
Year Ended October 31, 2002	$23,581	1.36%		0.81%		1.48%		0.69%		91.03%
Year Ended October 31, 2003	$24,800	1.39%		1.06%		1.47%		0.98%		77.28%
Six Months Ended April 30, 2004 (Unaudited)	$25,424	1.39%	(j)	0.91%	(j)	1.43%	(j)	0.86%	(j)	43.76%
Class B Shares
Period Ended October 31, 1999 (d)	$155	1.90%	(j)	0.13%	(j)	5.34%	(j)	(3.31%	)(j)	120.94%
Year Ended October 31, 2000	$408	1.90%		0.70%		3.56%		(0.96%	)	88.41%
Year Ended October 31, 2001 (e)	$528	1.90%		0.21%		3.24%		(1.13%	)	156.09%
Year Ended October 31, 2002	$576	2.02%		0.14%		2.17%		(0.01%	)	91.03%
Year Ended October 31, 2003	$751	2.00%		0.43%		2.08%		0.35%		77.28%
Six Months Ended April 30, 2004 (Unaudited)	$876	2.00%	(j)	0.28%	(j)	2.05%	(j)	0.24%	(j)	43.76%
Class C Shares
Period Ended October 31, 2001 (f)	$58	1.90%	(j)	0.11%	(j)	3.94%	(j)	(1.93%	)(j)	156.09%
Year Ended October 31, 2002	$80	2.03%		0.13%		2.15%		0.01%		91.03%
Year Ended October 31, 2003	$248	2.00%		0.38%		2.08%		0.30%		77.28%
Six Months Ended April 30, 2004 (Unaudited)	$618	2.00%	(j)	0.14%	(j)	2.04%	(j)	0.10%	(j)	43.76%
Class R Shares
Period Ended October 31, 2003 (g)	$1	1.60%	(j)	0.48%	(j)	2.06%	(j)	0.02%	(j)	77.28%
Six Months Ended April 30, 2004 (Unaudited)	$1	1.64%	(j)	0.64%	(j)	1.97%	(j)	0.31%	(j)	43.76%
Institutional Service Class Shares
Period Ended October 31, 1999 (d)	$755	1.00%	(j)	0.77%	(j)	4.21%	(j)	(2.44%	)(j)	120.94%
Year Ended October 31, 2000	$1,645	1.00%		1.56%		1.64%		0.92%		88.41%
Year Ended October 31, 2001	$68	1.00%		1.03%		1.44%		0.59%		156.09%
Period Ended October 31, 2002 (h)	$—	0.97%		1.62%		1.39%		1.20%		37.27%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	On March 5, 2002 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through March 5, 2002.
(i)	Not annualized.
(j)	Annualized.

See notes to financial statements.

2004 Semiannual Report 29

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Nationwide Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 1999	$30.30	0.17	2.84	3.01
Year Ended October 31, 2000	$32.71	0.16	0.14	0.30
Year Ended October 31, 2001	$30.80	0.08	(5.66)	(5.58)
Year Ended October 31, 2002	$16.75	0.07	(1.68)	(1.61)
Year Ended October 31, 2003	$15.06	0.09	3.02	3.11
Six Months Ended April 30, 2004 (Unaudited)	$18.08	0.03	0.60	0.63
Class B Shares
Year Ended October 31, 1999	$30.18	(0.03)	2.79	2.76
Year Ended October 31, 2000	$32.45	(0.06)	0.13	0.07
Year Ended October 31, 2001	$30.48	(0.06)	(5.65)	(5.71)
Year Ended October 31, 2002	$16.40	(0.03)	(1.65)	(1.68)
Year Ended October 31, 2003	$14.72	—	2.94	2.94
Six Months Ended April 30, 2004 (Unaudited)	$17.65	(0.01)	0.56	0.55
Class C Shares
Period Ended October 31, 2001 (d)	$19.12	(0.03)	(2.68)	(2.71)
Year Ended October 31, 2002	$16.40	(0.03)	(1.65)	(1.68)
Year Ended October 31, 2003	$14.72	(0.01)	2.95	2.94
Six Months Ended April 30, 2004 (Unaudited)	$17.65	—	0.55	0.55
Class D Shares
Year Ended October 31, 1999	$30.26	0.25	2.82	3.07
Year Ended October 31, 2000	$32.60	0.23	0.12	0.35
Year Ended October 31, 2001	$30.67	0.13	(5.65)	(5.52)
Year Ended October 31, 2002	$16.64	0.13	(1.69)	(1.56)
Year Ended October 31, 2003	$14.96	0.13	3.00	3.13
Six Months Ended April 30, 2004 (Unaudited)	$17.96	0.06	0.59	0.65
Class R Shares
Period Ended October 31, 2003 (e)	$17.32	—	0.63	0.63
Six Months Ended April 30, 2004 (Unaudited)	$17.95	0.01	0.59	0.60
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$18.18	0.11	(3.24)	(3.13)
Year Ended October 31, 2003	$14.95	0.14	3.01	3.15
Six Months Ended April 30, 2004 (Unaudited)	$17.96	0.07	0.58	0.65

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 1999	(0.11)	(0.49)	(0.60)	$32.71	10.05%
Year Ended October 31, 2000	(0.17)	(2.04)	(2.21)	$30.80	1.25%
Year Ended October 31, 2001	(0.10)	(8.37)	(8.47)	$16.75	(23.34%	)
Year Ended October 31, 2002	(0.08)	—	(0.08)	$15.06	(9.64%	)
Year Ended October 31, 2003	(0.09)	—	(0.09)	$18.08	20.74%
Six Months Ended April 30, 2004 (Unaudited)	(0.04)	—	(0.04)	$18.67	3.47%	(g)
Class B Shares
Year Ended October 31, 1999	—	(0.49)	(0.49)	$32.45	9.22%
Year Ended October 31, 2000	—	(2.04)	(2.04)	$30.48	0.48%
Year Ended October 31, 2001	—	(8.37)	(8.37)	$16.40	(24.19%	)
Year Ended October 31, 2002	—	—	—	$14.72	(10.24%	)
Year Ended October 31, 2003	(0.01)	—	(0.01)	$17.65	19.99%
Six Months Ended April 30, 2004 (Unaudited)	—	—	—	$18.20	3.12%	(g)
Class C Shares
Period Ended October 31, 2001 (d)	(0.01)	—	(0.01)	$16.40	(14.16%	)(g)
Year Ended October 31, 2002	—	—	—	$14.72	(10.24%	)
Year Ended October 31, 2003	(0.01)	—	(0.01)	$17.65	20.00%
Six Months Ended April 30, 2004 (Unaudited)	(0.01)	—	(0.01)	$18.19	3.11%	(g)
Class D Shares
Year Ended October 31, 1999	(0.24)	(0.49)	(0.73)	$32.60	10.27%
Year Ended October 31, 2000	(0.24)	(2.04)	(2.28)	$30.67	1.40%
Year Ended October 31, 2001	(0.14)	(8.37)	(8.51)	$16.64	(23.22%	)
Year Ended October 31, 2002	(0.12)	—	(0.12)	$14.96	(9.43%	)
Year Ended October 31, 2003	(0.13)	—	(0.13)	$17.96	21.07%
Six Months Ended April 30, 2004 (Unaudited)	(0.07)	—	(0.07)	$18.54	3.63%	(g)
Class R Shares
Period Ended October 31, 2003 (e)	—	—	—	$17.95	3.64%	(g)
Six Months Ended April 30, 2004 (Unaudited)	(0.02)	—	(0.02)	$18.53	3.35%	(g)
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	(0.10)	—	(0.10)	$14.95	(17.27%	)(g)
Year Ended October 31, 2003	(0.14)	—	(0.14)	$17.96	21.22%
Six Months Ended April 30, 2004 (Unaudited)	(0.08)	—	(0.08)	$18.53	3.62%	(g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 1999	$54,223	0.96%		0.53%		(i)		(i)		13.88%
Year Ended October 31, 2000	$54,537	0.98%		0.54%		(i)		(i)		90.01%
Year Ended October 31, 2001	$149,086	1.15%		0.32%		(i)		(i)		71.36%
Year Ended October 31, 2002	$362,435	1.14%		0.46%		(i)		(i)		25.51%
Year Ended October 31, 2003	$571,918	1.13%		0.57%		(i)		(i)		120.02%
Six Months Ended April 30, 2004 (Unaudited)	$663,517	1.09%	(h)	0.35%	(h)	(i)		(i)		54.55%
Class B Shares
Year Ended October 31, 1999	$44,994	1.72%		(0.21%	)	(i)		(i)		13.88%
Year Ended October 31, 2000	$47,293	1.73%		(0.20%	)	(i)		(i)		90.01%
Year Ended October 31, 2001	$36,241	1.85%		(0.30%	)	(i)		(i)		71.36%
Year Ended October 31, 2002	$31,267	1.80%		(0.18%	)	(i)		(i)		25.51%
Year Ended October 31, 2003	$35,564	1.79%		(0.06%	)	(i)		(i)		120.02%
Six Months Ended April 30, 2004 (Unaudited)	$35,936	1.75%	(h)	(0.30%	)(h)	(i)		(i)		54.55%
Class C Shares
Period Ended October 31, 2001 (d)	$175	1.89%	(h)	(0.45%	)(h)	(i)		(i)		71.36%
Year Ended October 31, 2002	$212	1.80%		(0.20%	)	(i)		(i)		25.51%
Year Ended October 31, 2003	$714	1.79%		(0.16%	)	(i)		(i)		120.02%
Six Months Ended April 30, 2004 (Unaudited)	$1,064	1.75%	(h)	(0.33%	)(h)	(i)		(i)		54.55%
Class D Shares
Year Ended October 31, 1999	$2,443,493	0.73%		0.78%		(i)		(i)		13.88%
Year Ended October 31, 2000	$2,085,243	0.78%		0.74%		(i)		(i)		90.01%
Year Ended October 31, 2001	$1,458,371	0.89%		0.64%		(i)		(i)		71.36%
Year Ended October 31, 2002	$1,125,402	0.86%		0.77%		(i)		(i)		25.51%
Year Ended October 31, 2003	$1,240,520	0.85%		0.89%		(i)		(i)		120.02%
Six Months Ended April 30, 2004 (Unaudited)	$1,206,438	0.80%	(h)	0.65%	(h)	(i)		(i)		54.55%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.52%	(h)	0.07%	(h)	1.62%	(h)	(0.03%	)(h)	120.02%
Six Months Ended April 30, 2004 (Unaudited)	$1	1.34%	(h)	0.09%	(h)	(i)		(i)		54.55%
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$48,283	0.80%	(h)	0.75%	(h)	(i)		(i)		25.51%
Year Ended October 31, 2003	$55,878	0.79%		0.94%		(i)		(i)		120.02%
Six Months Ended April 30, 2004 (Unaudited)	$1	0.75%	(h)	0.92%	(h)	(i)		(i)		54.55%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions during the period.

See notes to financial statements.

30 Semiannual Report 2004

Gartmore Mid Cap Growth Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning of	Income	(Losses) on	Investment
	Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2003 (d) (e)	$9.88	(0.08)	4.04	3.96
Six Months Ended April 30, 2004 (Unaudited)	$13.84	(0.06)	0.35	0.29
Class B Shares
Period Ended October 31, 2003 (f) (e)	$13.17	(0.05)	0.72	0.67
Six Months Ended April 30, 2004 (Unaudited)	$13.84	(0.06)	0.31	0.25
Class C Shares
Period Ended October 31, 2003 (f)	$13.17	(0.05)	0.72	0.67
Six Months Ended April 30, 2004 (Unaudited)	$13.84	(0.06)	0.31	0.25
Class R Shares
Period Ended October 31, 2003 (g)	$13.08	(0.01)	0.79	0.78
Six Months Ended April 30, 2004 (Unaudited)	$13.86	(0.06)	0.32	0.26
Institutional Class Shares
Period Ended October 31, 2002 (h)	$10.00	(0.01)	0.27	0.26
Year Ended October 31, 2003	$10.26	(0.09)	3.69	3.60
Six Months Ended April 30, 2004 (Unaudited)	$13.86	(0.06)	0.37	0.31

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
			Net Asset
	Net		Value, End
	Realized	Total	of	Total
	Gains	Distributions	Period	Return (a)

Class A Shares
Period Ended October 31, 2003 (d) (e)	—	—	$13.84	40.08%	(i)
Six Months Ended April 30, 2004 (Unaudited)	(0.37)	(0.37)	$13.76	2.10%	(i)
Class B Shares
Period Ended October 31, 2003 (f) (e)	—	—	$13.84	5.09%	(i)
Six Months Ended April 30, 2004 (Unaudited)	(0.37)	(0.37)	$13.72	1.81%	(i)
Class C Shares
Period Ended October 31, 2003 (f)	—	—	$13.84	5.09%	(i)
Six Months Ended April 30, 2004 (Unaudited)	(0.37)	(0.37)	$13.72	1.81%	(i)
Class R Shares
Period Ended October 31, 2003 (g)	—	—	$13.86	5.96%	(i)
Six Months Ended April 30, 2004 (Unaudited)	(0.37)	(0.37)	$13.75	1.88%	(i)
Institutional Class Shares
Period Ended October 31, 2002 (h)	—	—	$10.26	2.60%	(i)
Year Ended October 31, 2003	—	—	$13.86	35.09%
Six Months Ended April 30, 2004 (Unaudited)	(0.37)	(0.37)	$13.80	2.24%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover(c)

Class A Shares
Period Ended October 31, 2003 (d) (e)	$522	1.40%	(j)	(1.02%	)(j)	7.09%	(j)	(6.71%	)(j)	74.46%
Six Months Ended April 30, 2004 (Unaudited)	$1,316	1.40%	(j)	(0.94%	)(j)	2.34%	(j)	(1.88%	)(j)	60.13%
Class B Shares
Period Ended October 31, 2003 (f) (e)	$18	2.15%	(j)	(1.82%	)(j)	7.76%	(j)	(7.43%	)(j)	74.46%
Six Months Ended April 30, 2004 (Unaudited)	$141	2.15%	(j)	(1.70%	)(j)	3.10%	(j)	(2.65%	)(j)	60.13%
Class C Shares
Period Ended October 31, 2003 (f)	$1	2.15%	(j)	(1.87%	)(j)	7.55%	(j)	(7.27%	)(j)	74.46%
Six Months Ended April 30, 2004 (Unaudited)	$144	2.15%	(j)	(1.69%	)(j)	2.99%	(j)	(2.53%	)(j)	60.13%
Class R Shares
Period Ended October 31, 2003 (g)	$1	1.75%	(j)	(1.54%	)(j)	7.41%	(j)	(7.20%	)(j)	74.46%
Six Months Ended April 30, 2004 (Unaudited)	$1	1.76%	(j)	(1.33%	)(j)	2.65%	(j)	(2.22%	)(j)	60.13%
Institutional Class Shares
Period Ended October 31, 2002 (h)	$1,026	1.15%	(j)	(0.69%	)(j)	20.62%	(j)	(20.16%	)(j)	3.74%
Year Ended October 31, 2003	$1,384	1.15%		(0.76%	)	5.96%		(5.56%	)	74.46%
Six Months Ended April 30, 2004 (Unaudited)	$1,415	1.15%	(j)	(0.68%	)(j)	2.11%	(j)	(1.64%	)(j)	60.13%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from August 21, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(i)	Not annualized.
(j)	Annualized.

See notes to financial statements.

2004 Semiannual Report 31

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Small Cap Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 1999 (d)	$10.00	0.03	1.19	1.22
Year Ended October 31, 2000	$11.19	(0.02)	2.05	2.03
Year Ended October 31, 2001	$13.12	(0.02)	(1.23)	(1.25)
Year Ended October 31, 2002	$10.79	(0.02)	(1.16)	(1.18)
Year Ended October 31, 2003	$9.61	(0.05)	4.12	4.07
Six Months Ended April 30, 2004 (Unaudited)	$13.68	(0.04)	1.26	1.22
Class B Shares
Period Ended October 31, 1999 (d)	$10.00	(0.05)	1.22	1.17
Year Ended October 31, 2000	$11.17	(0.08)	2.03	1.95
Year Ended October 31, 2001	$13.02	(0.09)	(1.24)	(1.33)
Year Ended October 31, 2002	$10.61	(0.09)	(1.13)	(1.22)
Year Ended October 31, 2003	$9.39	(0.10)	4.00	3.90
Six Months Ended April 30, 2004 (Unaudited)	$13.29	(0.04)	1.18	1.14
Class C Shares
Period Ended October 31, 2001 (e)	$11.33	(0.04)	(0.66)	(0.70)
Year Ended October 31, 2002	$10.63	(0.09)	(1.13)	(1.22)
Year Ended October 31, 2003	$9.41	(0.09)	3.99	3.90
Six Months Ended April 30, 2004 (Unaudited)	$13.31	(0.04)	1.18	1.14
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	$14.03	(0.04)	0.28	0.24
Institutional Service Class Shares
Period Ended October 31, 1999 (d)	$10.00	0.04	1.19	1.23
Year Ended October 31, 2000	$11.20	(0.01)	2.06	2.05
Year Ended October 31, 2001	$13.15	—	(1.23)	(1.23)
Year Ended October 31, 2002	$10.84	(0.01)	(1.16)	(1.17)
Year Ended October 31, 2003	$9.67	(0.02)	4.14	4.12
Six Months Ended April 30, 2004 (Unaudited)	$13.79	(0.04)	1.27	1.23

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 1999 (d)	(0.03)	—	(0.03)	$11.19	12.18%	(g)
Year Ended October 31, 2000	—	(0.10)	(0.10)	$13.12	18.25%
Year Ended October 31, 2001	—	(1.08)	(1.08)	$10.79	(10.09%	)
Year Ended October 31, 2002	—	—	—	$9.61	(10.94%	)
Year Ended October 31, 2003	—	—	—	$13.68	42.35%
Six Months Ended April 30, 2004 (Unaudited)	—	(0.17)	(0.17)	$14.73	8.97%	(g)
Class B Shares
Period Ended October 31, 1999 (d)	—	—	—	$11.17	11.70%	(g)
Year Ended October 31, 2000	—	(0.10)	(0.10)	$13.02	17.56%
Year Ended October 31, 2001	—	(1.08)	(1.08)	$10.61	(10.84%	)
Year Ended October 31, 2002	—	—	—	$9.39	(11.50%	)
Year Ended October 31, 2003	—	—	—	$13.29	41.53%
Six Months Ended April 30, 2004 (Unaudited)	—	(0.17)	(0.17)	$14.26	8.62%	(g)
Class C Shares
Period Ended October 31, 2001 (e)	—	—	—	$10.63	(6.18%	)(g)
Year Ended October 31, 2002	—	—	—	$9.41	(11.48%	)
Year Ended October 31, 2003	—	—	—	$13.31	41.45%
Six Months Ended April 30, 2004 (Unaudited)	—	(0.17)	(0.17)	$14.28	8.61%	(g)
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	—	—	—	$14.27	1.71%	(g)
Institutional Service Class Shares
Period Ended October 31, 1999 (d)	(0.03)	—	(0.03)	$11.20	12.36%	(g)
Year Ended October 31, 2000	—	(0.10)	(0.10)	$13.15	18.44%
Year Ended October 31, 2001	—	(1.08)	(1.08)	$10.84	(9.90%	)
Year Ended October 31, 2002	—	—	—	$9.67	(10.79%	)
Year Ended October 31, 2003	—	—	—	$13.79	42.61%
Six Months Ended April 30, 2004 (Unaudited)	—	(0.17)	(0.17)	$14.85	8.97%	(g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 1999 (d)	$19,830	1.35%	(h)	0.29%	(h)	2.24%	(h)	(0.60%	)(h)	81.24%
Year Ended October 31, 2000	$23,922	1.35%		(0.16%	)	2.10%		(0.91%	)	139.27%
Year Ended October 31, 2001	$21,190	1.35%		(0.17%	)	2.00%		(0.82%	)	119.03%
Year Ended October 31, 2002	$20,290	1.51%		(0.24%	)	1.72%		(0.45%	)	111.00%
Year Ended October 31, 2003	$21,198	1.59%		(0.37%	)	1.70%		(0.48%	)	100.05%
Six Months Ended April 30, 2004 (Unaudited)	$23,052	1.59%	(h)	(0.65%	)(h)	1.59%	(h)	(0.65%	)(h)	149.23%
Class B Shares
Period Ended October 31, 1999 (d)	$215	2.10%	(h)	(0.46%	)(h)	6.57%	(h)	(4.93%	)(h)	81.24%
Year Ended October 31, 2000	$748	2.10%		(0.90%	)	3.82%		(2.62%	)	139.27%
Year Ended October 31, 2001	$854	2.10%		(0.93%	)	3.74%		(2.57%	)	119.03%
Year Ended October 31, 2002	$950	2.17%		(0.89%	)	2.41%		(1.13%	)	111.00%
Year Ended October 31, 2003	$1,368	2.20%		(1.00%	)	2.30%		(1.10%	)	100.05%
Six Months Ended April 30, 2004 (Unaudited)	$1,520	2.20%	(h)	(1.26%	)(h)	2.20%	(h)	(1.26%	)(h)	149.23%
Class C Shares
Period Ended October 31, 2001 (e)	$20	2.10%	(h)	(1.26%	)(h)	5.62%	(h)	(4.78%	)(h)	119.03%
Year Ended October 31, 2002	$28	2.17%		(0.90%	)	2.47%		(1.20%	)	111.00%
Year Ended October 31, 2003	$89	2.20%		(1.04%	)	2.31%		(1.15%	)	100.05%
Six Months Ended April 30, 2004 (Unaudited)	$152	2.20%	(h)	(1.28%	)(h)	2.20%	(h)	(1.28%	)(h)	149.23%
Class R Shares
Period Ended April 30, 2004 (Unaudited) (f)	$1	1.82%	(h)	(0.92%	)(h)	1.69%	(h)	(0.89%	)(h)	149.23%
Institutional Service Class Shares
Period Ended October 31, 1999 (d)	$1,759	1.20%	(h)	0.39%	(h)	4.87%	(h)	(3.28%	)(h)	81.24%
Year Ended October 31, 2000	$4,192	1.20%		(0.01%	)	1.92%		(0.73%	)	139.27%
Year Ended October 31, 2001	$4,485	1.20%		(0.04%	)	1.79%		(0.63%	)	119.03%
Year Ended October 31, 2002	$5,856	1.38%		(0.11%	)	1.57%		(0.30%	)	111.00%
Year Ended October 31, 2003	$18,584	1.45%		(0.35%	)	1.54%		(0.44%	)	100.05%
Six Months Ended April 30, 2004 (Unaudited)	$41,206	1.45%	(h)	(0.54%	)(h)	1.45%	(h)	(0.54%	)(h)	149.23%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.
(g)	Not annualized.
(h)	Annualized.

See notes to financial statements.

32 Semiannual Report 2004

Core Series

Gartmore Investor Destinations Aggressive Fund	Class A Shares symbol: NDAAX Class B Shares symbol: NDABX Class C Shares symbol: NDACX Class R Shares symbol: GAFRX Service Class symbol: NDASX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Investor Destinations Aggressive Fund returned 7.42% versus 8.05% for its composite benchmark, which consists of 40% S&P 500 Index, 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, 15% S&P MidCap 400 Index, 10% Russell 2000® Index and 5% Lehman Brothers U.S. Aggregate Bond Index and. For broader comparison, the average return for the Fund’s Lipper peer category of Global Funds was 7.90%.

This Fund offers a fully diversified asset allocation approach that is appropriate for an investor with an aggressive risk-tolerance level. Ibbotson Associates, a leading authority on asset allocation, developed the asset class level model for this Fund. The underlying funds in which the Fund invests are passive (index) funds that are expected to track closely the performance of the major market indexes. The Fund’s allocation is 95% to equities and 5% to bonds.

The end of 2003 brought a significant rise across equity markets driven by better-than-expected earnings. The best performers were low-quality, small-capitalization issues, as well as those with earnings losses and low prices. A slight pullback occurred in 2004, however, leaving the major indexes near flat to slightly positive. A “flight to quality” took over, and top performers were high-quality and value issues. Overall, most indexes finished the trailing six months well into positive territory.

During the semiannual period, the Fund’s aggressive allocation of 95% to equities produced positive results. The Fund’s 30% allocation to the Gartmore International Index Fund, the top-performing component in the portfolio, significantly bolstered the overall return as the MSCI EAFE Index rose 12.58%. The Fund’s 65% allocation to domestic equities contributed to its positive return, as all three domestic equity indexes posted returns of 6% to 7%. The Fund’s fixed-income component, just 5% of Fund holdings, helped performance, yet lagged the equity markets’ gains.

Strong economic growth has driven a rise in inflation and oil prices, and an expectation of higher interest rates. We think that the Federal Reserve, however, is unlikely to risk renewed economic weakness by raising rates too quickly, and we think that terrorism concerns are driving oil prices to abnormally high levels. If interest rates and oil prices stabilize, we think that stocks may rally because of strong corporate earnings, although uncertainty remains about future terrorist activities.

The Fund’s allocations do not change in response to prevailing market conditions. The primary strategy is to maximize total investment return by seeking growth of capital. The Fund will remain weighted toward stock investments while including a small position in bonds to reduce volatility slightly.

Portfolio Manager: This Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Trust.

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	7.42%	29.25%	-3.41%
	w/SC3	1.20%	21.79%	-4.80%

Class B	w/o SC2	7.18%	28.28%	-4.07%
	w/SC4	2.18%	23.28%	-4.53%

Class C5	w/o SC2	7.08%	28.13%	-4.09%
	w/SC6	6.08%	27.13%	-4.09%

Class R [7,8]		7.39%	28.54%	-4.02%

Service Class[7]		7.46%	29.14%	-3.43%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International — Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Aggressive Composite Index (Aggressive Composite)(f), and the Consumer Price Index (CPI)(g) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(f)	The Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 (40%), the MSCI EAFE (30%), the S&P MidCap 400 Index (15%), the Russell 2000 (10%) and the LB Aggregate Bond (5%).

(g)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 33

Core Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Investor Destinations Aggressive Fund

Mutual Funds (99.9%)

	Shares or
	Principal Amount	Value

Equity Funds (94.9%)
Gartmore International Index Fund, Institutional Class (b)	10,917,803	$79,372,427
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	3,109,769	39,058,695
Gartmore S&P 500 Index Fund, Institutional Class (b)	11,040,066	105,543,027
Gartmore Small Cap Index Fund, Institutional Class (b)	2,370,388	25,529,082

		249,503,231

Fixed Income Funds (5.0%)
Gartmore Bond Index Fund, Institutional Class (b)	1,204,742	13,119,644

Total Mutual Funds		262,622,875

Total Investments (Cost $234,794,709) (a) — 99.9%		262,622,875
Other assets in excess of liabilities — 0.1%		135,757

NET ASSETS — 100.0%		$262,758,632

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate

See notes to financial statements.

34 Semiannual Report 2004

Core Series

Gartmore Investor Destinations Moderately Aggressive Fund	Class A Shares symbol: NDMAX Class B Shares symbol: NDMBX Class C Shares symbol: NDMCX Class R Shares symbol: GMARX Service Class symbol: NDMSX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Investor Destinations Moderately Aggressive Fund returned 6.55% versus 6.97% for its composite benchmark, which consists of 35% S&P 500 Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, 15% Lehman Brothers U.S. Aggregate Bond Index, 15% S&P MidCap 400 Index, 5% Citigroup 3-Month T-Bill Index and 5% Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Flexible Portfolio Funds was 6.44%.

This Fund offers a fully diversified asset allocation approach that is appropriate for an investor with an aggressive risk-tolerance level. Ibbotson Associates, a leading authority on asset allocation, developed the asset class level model for this Fund. The underlying funds in which the Fund invests are passive (index) funds that are expected to track closely the performance of the major market indexes. The Fund’s allocation is 80% to equities and 20% to bonds and short-term instruments.

The end of 2003 brought a significant rise across equity markets driven by better-than-expected earnings. The best performers were low-quality/ high-beta small-capitalization issues, as well as those with earnings losses and low prices. A slight pullback occurred in 2004, however, leaving the major indexes near flat to slightly positive. A “flight to quality” took over, and top performers were high-quality and value issues. Overall, most indexes finished the trailing six months well into positive territory.

During the semiannual period, the Fund’s moderately aggressive allocation of 80% to equities led to its positive return. The Fund’s 25% allocation to the Gartmore International Index Fund, the top-performing component in the portfolio, significantly bolstered overall return as the MSCI EAFE® Index rose 12.58% for the period. The Fund’s 55% allocation to domestic equities contributed to its positive return, however in smaller magnitude, as all three domestic equity indexes posted returns of 6% to 7% for the period. The Fund’s fixed-income holdings, which represented 20% of Fund holdings, contributed positively to Fund performance, yet lagged the equity markets’ gains.

With any stabilization in interest rates and crude oil prices, stocks have the potential to rally, based on very strong corporate earnings— though uncertainty remains about the heightened risk of terrorist attacks.

The Fund’s allocations do not change in response to prevailing market conditions; the primary strategy is to maximize total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments while including a small position in bonds and short-term investments with the goal of adding income and reducing volatility.

Portfolio Manager: This Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Trust.

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	6.55%	24.12%	-1.74%
	w/SC3	0.42%	16.99%	-3.15%

Class B	w/o SC2	6.05%	23.01%	-2.48%
	w/SC4	1.05%	18.01%	-2.94%

Class C5	w/o SC2	5.98%	23.11%	-2.42%
	w/SC6	4.98%	22.11%	-2.42%

Class R7,8		6.40%	23.43%	-2.40%

Service Class[7]		6.36%	23.83%	-1.80%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International — Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Citigroup 3-Month T Bill Index(f), the Moderately Aggressive Composite Index (Moderately Aggressive Composite)(g), and the Consumer Price Index (CPI)(h) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(f)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(g)	The Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite is a combination of the S&P 500 (35%), the MSCI EAFE (25%), the S&P MidCap 400 Index (15%), the LB Aggregate Bond (15%), the Russell 2000 (5%) and the Citigroup 3-Month T Bill Index (5%).

(h)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 35

Core Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Investor Destinations Moderately Aggressive Fund

Mutual Funds (97.3%)

	Shares or
	Principal Amount	Value

Equity Funds (79.8%)
Gartmore International Index Fund, Institutional Class (b)	15,554,199	$113,079,024
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	5,315,786	66,766,267
Gartmore S&P 500 Index Fund, Institutional Class (b)	16,514,406	157,877,724
Gartmore Small Cap Index Fund, Institutional Class (b)	2,025,858	21,818,492

		359,541,507

Fixed Income Funds (17.5%)
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	1,244,629	11,450,591
Gartmore Bond Index Fund, Institutional Class (b)	6,183,742	67,340,956

		78,791,547

Total Mutual Funds		438,333,054

Fixed Contract (2.6%)

Nationwide Fixed Contract, 3.55% (b) (c)	11,515,688	11,515,688

Total Fixed Contract		11,515,688

Total Investments (Cost $418,366,141) (a) — 99.9%		449,848,742
Other assets in excess of liabilities — 0.1%		404,744

NET ASSETS — 100.0%		$450,253,486

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

36 Semiannual Report 2004

Core Series

Gartmore Investor Destinations Moderate Fund	Class A Shares symbol: NADMX Class B Shares symbol: NBDMX Class C Shares symbol: NCDMX Class R Shares symbol: GMDRX Service Class symbol: NSDMX

How did the Fund perform?

For the reporting period ended April 30, 2004, the Gartmore Investor Destinations Moderate Fund returned 4.94% versus 5.26% for its composite benchmark, which consists of 30% S&P 500 Index, 25% Lehman Brothers U.S. Aggregate Bond Index, 15% Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE®), 15% Citigroup 3-Month T-Bill Index, 10% S&P MidCap 400 Index and 5% Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Balanced Funds was 4.13%.

This Fund offers a fully diversified asset allocation solution that is appropriate for an investor with a moderate risk-tolerance level. Ibbotson Associates, a leading authority on asset allocation, developed the asset class level model for this Fund. The underlying funds in which the Fund invests are passive (index) funds that are expected to closely track the performance of the major market indexes. The Fund’s allocation is 60% to equities and 40% to bonds.

Equities outperformed bonds during the period, returning 6.27% versus 1.25%, respectively, as represented by the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index. Investor sentiment remained somewhat positive toward stocks, given the release of strong economic data. However, this positive news for stocks hurt bonds as investors worried about rising interest rates and inflation.

The Fund’s moderate 60% allocation to equities contributed to its positive return for the period. The Fund’s 15% allocation to the Gartmore International Index Fund, the top-performing component in the portfolio, significantly bolstered the overall return as the MSCI EAFE Index rose 12.58% for the period. The Fund’s 45% allocation to domestic equities contributed to its positive return, however in smaller magnitude, as all three indexes posted returns of 6% to 7% gains for the period. The Fund’s fixed-income holdings, which comprised 40% of its total holdings, contributed positively to Fund performance, yet lagged the gains in the equity markets.

Many observers expect stocks to outperform bonds in the near future. However, for the moderate investor, an appropriate portfolio allocation is a combination of stocks and bonds, since these investors typically have a lower risk tolerance than more aggressive investors.

The Fund’s allocations do not change in response to prevailing market conditions; the primary goal is to maximize total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments while including a sizable position in bonds and short-term investments with the goal of adding income and reducing volatility.

Portfolio Manager: This Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Trust.

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	4.94%	17.67%	0.22%
	w/SC3	-1.10%	10.96%	-1.22%

Class B	w/o SC2	4.51%	16.72%	-0.49%
	w/SC4	-0.49%	11.72%	-0.96%

Class C5	w/o SC2	4.46%	16.63%	-0.53%
	w/SC6	3.46%	15.63%	-0.53%

Class R [7,8]		4.73%	16.97%	-0.44%

Service Class[7]		4.86%	17.38%	0.18%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderate Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International — Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Citigroup 3-Month T Bill Index(f), the Moderate Composite Index (Moderate Composite)(g), and the Consumer Price Index (CPI)(h) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(f)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(g)	The Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of the S&P 500 (30%), the LB Aggregate Bond (25%), the MSCI EAFE (15%), the Citigroup 3-Month T Bill Index (15%), the S&P MidCap 400 Index (10%) and the Russell 2000 (5%).

(h)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 37

Core Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Investor Destinations Moderate Fund

Mutual Funds (92.2%)

	Shares or
	Principal Amount	Value

Equity Funds (59.7%)
Gartmore International Index Fund, Institutional Class (b)	10,204,174	$74,184,344
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	3,874,204	48,660,002
Gartmore S&P 500 Index Fund, Institutional Class (b)	15,476,693	147,957,189
Gartmore Small Cap Index Fund, Institutional Class (b)	2,214,355	23,848,609

		294,650,144

Fixed Income Funds (32.5%)
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	4,084,673	37,578,987
Gartmore Bond Index Fund, Institutional Class (b)	11,276,438	122,800,409

		160,379,396

Total Mutual Funds		455,029,540

Fixed Contract (7.7%)

Nationwide Fixed Contract, 3.55% (b) (c)	37,792,561	37,792,561

Total Fixed Contract		37,792,561

Total Investments (Cost $466,164,658) (a) — 99.9%		492,822,101
Other assets in excess of liabilities — 0.1%		718,248

NET ASSETS — 100.0%		$493,540,349

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

38 Semiannual Report 2004

Core Series

Gartmore Investor Destinations Moderately Conservative Fund	Class A Shares symbol: NADCX Class B Shares symbol: NBDCX Class C Shares symbol: NCDCX Class R Shares symbol: GMMRX Service Class symbol: NSDCX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Investor Destinations Moderately Conservative Fund returned 3.55% versus 3.85% for its composite benchmark, which consists of 35% Lehman Brothers U.S. Aggregate Bond Index, 25% Citigroup 3-Month T-Bill Index, 20% S&P 500 Index, 10% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 10% S&P MidCap 400 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Income Funds was 3.81%.

This Fund offers a fully diversified asset allocation approach that is appropriate for an investor with an aggressive risk-tolerance level. Ibbotson Associates, a leading authority on asset allocation, developed the asset class level model for this Fund. The underlying funds in which the Fund invests are passive (index) funds that are expected to track closely the performance of the major market indexes. The Fund’s allocation is 60% to fixed income and 40% to equities.

Fixed-income performance trailed that of equities during the period with 1.25% versus 6.27%, respectively, as represented by the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index. Investor sentiment remained somewhat positive toward stocks, given the strong economic data. This positive news for stocks, however, hurt bonds as investors worried about rising interest rates and inflation.

The Fund’s fixed-income holdings, comprising 60% of Fund holdings, helped Fund performance but lagged equity market gains. The Gartmore Bond Index Fund, comprising 35% of the Fund, returned 0.95%*. The Gartmore Morley Enhanced Income Fund, comprising 12.5% of the Fund, returned 0.27%*. Returns were hampered somewhat by the dramatic sell-off in April of short- to intermediate-term issues. The Nationwide Contract, comprising 12.5% of the Fund, returned 1.80%. The Nationwide Contract, a fixed-income contract issued and guaranteed by Nationwide Life Insurance Company, has a stable principal value and pays each Fund holding a contracted fixed rate of interest.

During the semiannual period, the Fund’s moderately conservative allocation of 40% to equities helped produce an overall positive return. The Fund’s 10% allocation to the Gartmore International Index Fund, the Fund’s top-performing component, bolstered overall return as the MSCI EAFE Index rose 12.58%. The Fund’s 30% allocation to domestic equities helped overall returns, however in smaller magnitude, as the large-cap and mid-cap indexes posted returns of 6% to 7%.

Many observers expect that stocks will soon outperform bonds. For the moderately conservative investor, however, the recent equity market volatility may not be welcome. The Fund’s combination of equity and fixed-income investments should continue to provide the moderately conservative investor with positive absolute returns.

The Fund’s allocations do not change in response to prevailing market conditions; the primary strategy is to maximize total investment return by seeking growth of capital and income. The Fund will remain weighted toward fixed-income investments while including a sizable position in stocks for long-term growth.

Portfolio Manager: This Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Trust.

*	Performance shown is for A shares of the Fund at NAV. Past performance is no guarantee of future results. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	3.55%	11.70%	1.79%
	w/SC3	-2.44%	5.28%	0.33%

Class B	w/o SC2	3.20%	10.96%	1.16%
	w/SC4	-1.80%	5.96%	0.70%

Class C5	w/o SC2	3.18%	10.89%	1.15%
	w/SC6	2.18%	9.89%	1.15%

Class R [7,8]		3.44%	11.35%	1.24%

Service Class[7]		3.49%	11.68%	1.81%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.
[1]	Fund commenced operations on March 31, 2000.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	Not subject to any sales charges.
[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International — Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Citigroup 3-Month T Bill Index(e), the Moderately Conservative Composite Index (Moderately Conservative Composite)(f), and the Consumer Price Index (CPI)(g) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage- backed securities with maturities of one year or more.
(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.
(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.
(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.
(e)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(f)	The Moderately Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Conservative Composite is a combination of the LB Aggregate Bond (35%), the Citigroup 3-Month T Bill Index (25%), the S&P 500 (20%), the S&P MidCap 400 Index (10%) and the MSCI EAFE (10%).
(g)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 39

Core Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Investor Destinations Moderately Conservative Fund

Mutual Funds (87.2%)

	Shares or
	Principal Amount	Value

Equity Funds (39.8%)
Gartmore International Index Fund, Institutional Class (b)	2,032,975	$14,779,727
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	1,157,889	14,543,088
Gartmore S&P 500 Index Fund, Institutional Class (b)	3,083,322	29,476,557

		58,799,372

Fixed Income Funds (47.4%)
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	2,032,988	18,703,489
Gartmore Bond Index Fund, Institutional Class (b)	4,712,204	51,315,905

		70,019,394

Total Mutual Funds		128,818,766

Nationwide Fixed Contract, 3.55% (b) (c)	18,810,009	18,810,009

Total Fixed Contract		18,810,009

Total Investments (Cost $141,368,392) (a) — 99.9%		147,628,775
Other assets in excess of liabilities — 0.1%		155,972

NET ASSETS — 100.0%		$147,784,747

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

40 Semiannual Report 2004

Core Series

Gartmore Investor Destinations Conservative Fund	Class A Shares symbol: NDCAX Class B Shares symbol: NDCBX Class C Shares symbol: NDCCX Class R Shares symbol: GCFRX Service Class symbol: NDCSX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Investor Destinations Conservative Fund returned 2.25% versus 2.32% for its composite benchmark, which consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Bond Index, 10% S&P 500 Index, 5% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 5% S&P MidCap 400 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Income Funds was 3.97%.

This Fund offers a fully diversified asset allocation approach that is appropriate for an investor with an aggressive risk-tolerance level. Ibbotson Associates, a leading authority on asset allocation, developed the asset class level model for this Fund. The underlying funds in which the Fund invests are passive (index) funds that are expected to track closely the performance of the major market indexes. The Fund’s allocation is 80% to fixed income and 20% to stocks.

Fixed-income performance trailed that of equities during the period with 1.25% versus 6.27%, respectively, as represented by the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index. Investor sentiment remained somewhat positive toward stocks, given the release of strong economic data. This positive news for stocks, however, hurt bonds as investors worried about rising interest rates and inflation.
During the semiannual period, the Fund’s fixed-income holdings, comprising 80% of Fund holdings, helped Fund performance but lagged equity market gains. The Gartmore Bond Index Fund, comprising 35% of the Fund, delivered a return of 0.95%*. The Gartmore Morley Enhanced Income Fund, comprising 22.7% of the Fund, returned 0.27%*. Returns were hampered somewhat by the dramatic sell-off in April of short- to intermediate-term issues. The Nationwide Contract, a fixed-income contract issued by Nationwide Life Insurance Company, comprised 22.8% of the Fund and returned 1.80%.

The Fund’s conservative allocation of 20% to equities helped produce an overall positive return. The Fund’s 5% allocation to the Gartmore International Index Fund, the Fund’s top-performing component, bolstered overall return as the MSCI EAFE Index rose 12.58%. The Fund’s 15% allocation to domestic equities contributed to positive return, however in smaller magnitude; the large-cap and mid-cap indexes posted returns of 6% to 7%.

Many observers expect stocks to outperform bonds in the near future. For the conservative investor, however, the recent equity market volatility may not be welcome. The Fund’s combination of equities and fixed-income investments should continue to provide the conservative investor with positive absolute returns.

The Fund’s allocations do not change in response to prevailing market conditions; the primary strategy is to maximize total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bond investments while including some stock investments for long-term growth.

Portfolio Manager: This Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Trust.

*	Performance shown is for A shares of the Fund at NAV. Past performance is no guarantee of future results. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	2.25%	6.44%	3.11%
	w/SC3	-3.61%	0.29%	1.63%

Class B	w/o SC2	1.88%	5.69%	2.41%
	w/SC4	-3.12%	0.69%	1.96%

Class C5	w/o SC2	1.87%	5.66%	2.39%
	w/SC6	0.87%	4.66%	2.39%

Class R [7,8]		2.13%	5.94%	2.47%

Service Class[7]		2.18%	6.44%	3.10%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.
[1]	Fund commenced operations on March 31, 2000.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	Not subject to any sales charges.
[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International — Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Citigroup 3-Month T Bill Index(e), the Conservative Composite Index (Conservative Composite)(f), and the Consumer Price Index (CPI)(g) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.
(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.
(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.
(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.
(e)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(f)	The Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Composite is a combination of the Citigroup 3-Month T Bill Index (45%), the LB Aggregate Bond (35%), the S&P 500 (10%), the S&P MidCap 400 Index (5%) and the MSCI EAFE (5%).
(g)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 41

Core Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Investor Destinations Conservative Fund

Mutual Funds (77.0%)

	Shares or
	Principal Amount	Value

Equity Funds (19.8%)
Gartmore International Index Fund, Institutional Class (b)	$669,677	$4,868,555
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	381,340	4,789,628
Gartmore S&P 500 Index Fund, Institutional Class (b)	1,015,597	9,709,111

		19,367,294

Fixed Income Funds (57.2%)
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	2,410,368	22,175,382
Gartmore Bond Index Fund, Institutional Class (b)	3,103,002	33,791,692

		55,967,074

Total Mutual Funds		75,334,368

Fixed Contract (22.8%)

	Shares or
	Principal Amount	Value

Nationwide Fixed Contract, 3.55% (b) (c)	22,302,314	22,302,314

Total Fixed Contract		22,302,314

Total Investments (Cost $96,089,167) (a) — 99.8%		97,636,682
Other assets in excess of liabilities — 0.2%		149,066

NET ASSETS — 100.0%		$97,785,748

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

42 Semiannual Report 2004

Statements of Assets and Liabilities
April 30, 2004 (Unaudited)

	Gartmore	Gartmore Investor	Gartmore	Gartmore Investor
	Investor Destinations	Destinations Moderately	Investor Destinations	Destinations Moderately
	Aggressive Fund	Aggressive Fund	Moderate Fund	Conservative Fund

Assets:
Investments in affiliated securities at value (cost $234,794,709; $418,366,141; $466,164,658; $141,368,392 and $96,089,167; respectively)	$262,622,875	$449,848,742	$492,822,101	$147,628,775
Interest and dividends receivable	39,769	221,364	431,666	186,880
Receivable for capital shares issued	212,390	435,307	573,284	69,580
Prepaid expenses and other assets	37,929	41,834	42,007	34,235

Total Assets	262,912,963	450,547,247	493,869,058	147,919,470

Liabilities:
Payable for capital shares redeemed	18,693	64,433	77,367	56,640
Investment advisory fees	27,934	47,284	51,607	15,508
Distribution fees	73,831	136,797	146,840	44,265
Administrative servicing fees	27,116	43,640	48,999	16,085
Other	6,757	1,607	3,896	2,225

Total Liabilities	154,331	293,761	328,709	134,723

Net Assets	$262,758,632	$450,253,486	$493,540,349	$147,784,747

Represented by:
Capital	$245,066,146	$421,605,847	$470,863,771	$142,791,843
Accumulated net investment income (loss)	(108,469)	10,505	295,546	170,527
Accumulated net realized gains (losses) on investment transactions	(10,027,211)	(2,845,467)	(4,276,411)	(1,438,006)
Net unrealized appreciation (depreciation) on investments	27,828,166	31,482,601	26,657,443	6,260,383

Net Assets	$262,758,632	$450,253,486	$493,540,349	$147,784,747

Net Assets:
Class A Shares	$13,257,315	$26,949,987	$25,823,068	$8,316,778
Class B Shares	4,518,599	12,521,596	12,779,995	3,731,817
Class C Shares	28,920,918	64,700,415	67,879,563	20,681,473
Class R Shares	1,116	1,097	1,070	1,047
Service Class Shares	216,060,684	346,080,391	387,056,653	115,053,632

Total	$262,758,632	$450,253,486	$493,540,349	$147,784,747

Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,591,504	3,053,683	2,757,259	859,122
Class B Shares	547,262	1,435,278	1,372,431	385,505
Class C Shares	3,510,064	7,417,426	7,311,778	2,142,660
Class R Shares	135	126	115	108
Service Class Shares	25,886,536	39,273,310	41,396,500	11,851,776

Total	31,535,501	51,179,823	52,838,083	15,239,171

Net asset value:
Class A Shares	$8.33	$8.83	$9.37	$9.68
Class B Shares (a)	$8.26	$8.72	$9.31	$9.68
Class C Shares (b)	$8.24	$8.72	$9.28	$9.65
Class R Shares	$8.27	$8.74	$9.32	$9.70
Service Class Shares	$8.35	$8.81	$9.35	$9.71
Maximum offering price per share (100%/100%-maximum sales charge of net asset value adjusted to the nearest cent):
Class A Shares	$8.84	$9.37	$9.94	$10.27

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%	5.75%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore
Investor Destinations
Conservative Fund

Assets:
Investments in affiliated securities at value (cost $234,794,709; $418,366,141; $466,164,658; $141,368,392 and $96,089,167; respectively)	$97,636,682
Interest and dividends receivable	140,917
Receivable for capital shares issued	24,995
Prepaid expenses and other assets	34,197

Total Assets	97,836,791

Liabilities:
Payable for capital shares redeemed	—
Investment advisory fees	10,307
Distribution fees	27,139
Administrative servicing fees	10,086
Other	3,511

Total Liabilities	51,043

Net Assets	$97,785,748

Represented by:
Capital	$96,218,850
Accumulated net investment income (loss)	162,003
Accumulated net realized gains (losses) on investment transactions	(142,620)
Net unrealized appreciation (depreciation) on investments	1,547,515

Net Assets	$97,785,748

Net Assets:
Class A Shares	$3,057,287
Class B Shares	2,436,650
Class C Shares	10,128,152
Class R Shares	1,026
Service Class Shares	82,162,633

Total	$97,785,748

Shares outstanding (unlimited number of shares authorized):
Class A Shares	305,945
Class B Shares	244,182
Class C Shares	1,017,959
Class R Shares	103
Service Class Shares	8,212,097

Total	9,780,286

Net asset value:
Class A Shares	$9.99
Class B Shares (a)	$9.98
Class C Shares (b)	$9.95
Class R Shares	$9.99
Service Class Shares	$10.01
Maximum offering price per share (100%/100%-maximum sales charge of net asset value adjusted to the nearest cent):
Class A Shares	$10.60

Maximum Sales Charge — Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2004 Semiannual Report 43

Core Series

Statements of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

	Gartmore	Gartmore Investor	Gartmore	Gartmore Investor
	Investor Destinations	Destinations Moderately	Investor Destinations	Destinations Moderately
	Aggressive Fund	Aggressive Fund	Moderate Fund	Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliates	$1,766,781	$3,284,190	$3,918,068	$1,313,425
Interest income from affiliates	—	153,576	507,646	267,223

Total Income	1,766,781	3,437,766	4,425,714	1,580,648

Expenses:
Investment advisory fees	134,035	227,136	248,481	78,034
Distribution fees Class A	10,888	23,326	23,436	9,127
Distribution fees Class B	15,246	46,190	47,502	16,190
Distribution fees Class C	92,290	210,139	222,870	69,949
Distribution fees Class R	2	2	2	2
Distribution fees Service Class	219,987	349,392	386,819	119,404
Administrative servicing fees Class A	1,234	2,525	2,827	1,831
Administrative servicing fees Class R	2	2	2	2
Administrative servicing fees Service Class	131,994	209,638	232,094	71,643
Registration and filing fees	21,603	22,108	22,218	20,316
Other	23,228	46,059	51,093	17,073

Total Expenses	650,509	1,136,517	1,237,344	403,571

Net Investment Income (Loss)	1,116,272	2,301,249	3,188,370	1,177,077

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	401,504	736,971	919,490	183,298
Realized gain distributions from underlying funds	358,783	522,446	435,876	99,431

Net realized gains (losses) on investment transactions	760,287	1,259,417	1,355,366	282,729
Net change in unrealized appreciation/depreciation on investments	7,899,193	11,559,416	7,594,534	1,559,984

Net realized/unrealized gains (losses) on investment transactions	8,659,480	12,818,833	8,949,900	1,842,713

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,775,752	$15,120,082	$12,138,270	$3,019,790

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore
Investor Destinations
Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliates	$854,192
Interest income from affiliates	326,101

Total Income	1,180,293

Expenses:
Investment advisory fees	52,577
Distribution fees Class A	2,938
Distribution fees Class B	9,806
Distribution fees Class C	30,144
Distribution fees Class R	2
Distribution fees Service Class	88,183
Administrative servicing fees Class A	237
Administrative servicing fees Class R	2
Administrative servicing fees Service Class	52,910
Registration and filing fees	20,309
Other	11,063

Total Expenses	268,171

Net Investment Income (Loss)	912,122

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	580,782
Realized gain distributions from underlying funds	34,014

Net realized gains (losses) on investment transactions	614,796
Net change in unrealized appreciation/depreciation on investments	(230,421)

Net realized/unrealized gains (losses) on investment transactions	384,375

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,296,497

See notes to financial statements.

44 Semiannual Report 2004

Statements of Changes in Net Assets

	Gartmore Investor Destinations		Gartmore Investor Destinations
	Aggressive Fund		Moderately Aggressive Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$1,116,272	$824,793	$2,301,249	$2,000,207
Net realized gains (losses) on investment transactions	760,287	(8,056,608)	1,259,417	(929,659)
Net change in unrealized appreciation/depreciation on investments	7,899,193	28,620,671	11,559,416	30,849,799

Change in net assets resulting from operations	9,775,752	21,388,856	15,120,082	31,920,347

Distributions to Class A Shareholders from:
Net investment income	(60,314)	(13,611)	(140,908)	(51,195)
Distributions to Class B Shareholders from:
Net investment income	(12,037)	(2,317)	(41,418)	(13,675)
Distributions to Class C Shareholders from:
Net investment income	(74,955)	(12,926)	(212,414)	(42,335)
Distributions to Class R Shareholders from:
Net investment income	(6)	—	(6)	—
Distributions to Service Class Shareholders from:
Net investment income	(1,077,429)	(880,098)	(1,895,998)	(1,919,662)

Change in net assets from shareholder distributions	(1,224,741)	(908,952)	(2,290,744)	(2,026,867)

Change in net assets from capital transactions	111,485,563	66,976,637	190,049,325	125,752,923

Change in net assets	120,036,574	87,456,541	202,878,663	155,646,403
Net Assets:
Beginning of period	142,722,058	55,265,517	247,374,823	91,728,420

End of period	$262,758,632	$142,722,058	$450,253,486	$247,374,823

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Investor Destinations
	Moderate Fund
	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$3,188,370	$3,378,085
Net realized gains (losses) on investment transactions	1,355,366	(1,364,787)
Net change in unrealized appreciation/depreciation on investments	7,594,534	28,532,107

Change in net assets resulting from operations	12,138,270	30,545,405

Distributions to Class A Shareholders from:
Net investment income	(174,877)	(75,479)
Distributions to Class B Shareholders from:
Net investment income	(56,316)	(25,797)
Distributions to Class C Shareholders from:
Net investment income	(289,408)	(60,098)
Distributions to Class R Shareholders from:
Net investment income	(7)	—
Distributions to Service Class Shareholders from:
Net investment income	(2,505,484)	(3,226,920)

Change in net assets from shareholder distributions	(3,026,092)	(3,388,294)

Change in net assets from capital transactions	198,807,555	132,736,369

Change in net assets	207,919,733	159,893,480
Net Assets:
Beginning of period	285,620,616	125,727,136

End of period	$493,540,349	$285,620,616

See notes to financial statements.

2004 Semiannual Report 45

Core Series

Statements of Changes in Net Assets

	Gartmore Investor Destinations		Gartmore Investor Destinations
	Moderately Conservative Fund		Conservative Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$1,177,077	$1,351,399	$912,122	$1,263,587
Net realized gains (losses) on investment transactions	282,729	(765,707)	614,796	(263,126)
Net change in unrealized appreciation/depreciation on investments	1,559,984	6,380,593	(230,421)	2,169,561

Change in net assets resulting from operations	3,019,790	6,966,285	1,296,497	3,170,022

Distributions to Class A Shareholders from:
Net investment income	(75,657)	(63,276)	(27,511)	(40,386)
Distributions to Class B Shareholders from:
Net investment income	(20,797)	(15,094)	(15,472)	(16,767)
Distributions to Class C Shareholders from:
Net investment income	(106,195)	(35,454)	(55,400)	(25,258)
Distributions to Class R Shareholders from:
Net investment income	(8)	—	(9)	—
Distributions to Service Class Shareholders from:
Net investment income	(895,478)	(1,228,985)	(744,882)	(1,183,948)

Change in net assets from shareholder distributions	(1,098,135)	(1,342,809)	(843,274)	(1,266,359)

Change in net assets from capital transactions	53,206,985	49,036,473	30,848,631	35,050,434

Change in net assets	55,128,640	54,659,949	31,301,854	36,954,097
Net Assets:
Beginning of period	92,656,107	37,996,158	66,483,894	29,529,797

End of period	$147,784,747	$92,656,107	$97,785,748	$66,483,894

See notes to financial statements.

46 Semiannual Report 2004

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Aggressive Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.02	(0.65)	(0.63)
Year Ended October 31, 2001	$9.37	0.09	(2.01)	(1.92)
Year Ended October 31, 2002	$7.36	0.07	(1.00)	(0.93)
Year Ended October 31, 2003	$6.36	0.08	1.45	1.53
Six Months Ended April 30, 2004 (Unaudited)	$7.81	0.06	0.52	0.58
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10.00	(0.02)	(0.65)	(0.67)
Year Ended October 31, 2001	$9.33	0.04	(2.00)	(1.96)
Year Ended October 31, 2002	$7.31	0.02	(0.99)	(0.97)
Year Ended October 31, 2003	$6.32	0.04	1.43	1.47
Six Months Ended April 30, 2004 (Unaudited)	$7.74	0.03	0.53	0.56
Class C Shares
Period Ended October 31, 2001 (f)	$8.44	(0.03)	(1.05)	(1.08)
Year Ended October 31, 2002	$7.36	—	(1.04)	(1.04)
Year Ended October 31, 2003	$6.32	0.05	1.42	1.47
Six Months Ended April 30, 2004 (Unaudited)	$7.73	0.03	0.52	0.55
Class R Shares
Period Ended October 31, 2003 (g)	$7.45	—	0.29	0.29
Six Months Ended April 30, 2004 (Unaudited)	$7.74	0.05	0.52	0.57
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$10.00	(0.01)	(0.62)	(0.63)
Year Ended October 31, 2001	$9.37	0.10	(2.01)	(1.91)
Year Ended October 31, 2002	$7.36	0.07	(0.99)	(0.92)
Year Ended October 31, 2003	$6.37	0.07	1.45	1.52
Six Months Ended April 30, 2004 (Unaudited)	$7.82	0.05	0.53	0.58

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Return		Net Asset
	Investment	of	Total	Value, End	Total
	Income	Capital	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	—	—	—	$9.37	(6.30%	)(h)
Year Ended October 31, 2001	(0.07)	(0.02)	(0.09)	$7.36	(20.53%	)
Year Ended October 31, 2002	(0.07)	—	(0.07)	$6.36	(12.67%	)
Year Ended October 31, 2003	(0.08)	—	(0.08)	$7.81	(24.34%	)
Six Months Ended April 30, 2004 (Unaudited)	(0.06)	—	(0.06)	$8.33	7.42%	(h)
Class B Shares
Period Ended October 31, 2000 (d) (e)	—	—	—	$9.33	(6.70%	)(h)
Year Ended October 31, 2001	(0.05)	(0.01)	(0.06)	$7.31	(21.12%	)
Year Ended October 31, 2002	(0.02)	—	(0.02)	$6.32	(13.30%	)
Year Ended October 31, 2003	(0.05)	—	(0.05)	$7.74	(23.42%	)
Six Months Ended April 30, 2004 (Unaudited)	(0.04)	—	(0.04)	$8.26	7.18%	(h)
Class C Shares
Period Ended October 31, 2001 (f)	—	—	—	$7.36	(12.80%	)(h)
Year Ended October 31, 2002	—	—	—	$6.32	(13.30%	)
Year Ended October 31, 2003	(0.06)	—	(0.06)	$7.73	(23.41%	)
Six Months Ended April 30, 2004 (Unaudited)	(0.04)	—	(0.04)	$8.24	7.08%	(h)
Class R Shares
Period Ended October 31, 2003 (g)	—	—	—	$7.74	3.89%	(h)
Six Months Ended April 30, 2004 (Unaudited)	(0.04)	—	(0.04)	$8.27	7.39%	(h)
Service Class Shares
Period Ended October 31, 2000 (d) (e)	—	—	—	$9.37	(6.30%	)(h)
Year Ended October 31, 2001	(0.08)	(0.02)	(0.10)	$7.36	(20.55%	)
Year Ended October 31, 2002	(0.07)	—	(0.07)	$6.37	(12.64%	)
Year Ended October 31, 2003	(0.07)	—	(0.07)	$7.82	24.08%
Six Months Ended April 30, 2004 (Unaudited)	(0.05)	—	(0.05)	$8.35	7.46%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$9	0.71%	(i)	0.34%	(i)	394.30%	(i)	(393.25%	)(i)	253.64%
Year Ended October 31, 2001	$7	0.71%		1.09%		3.71%		(1.91%	)	190.23%
Year Ended October 31, 2002	$247	0.50%		1.42%		0.50%		1.42%		26.33%
Year Ended October 31, 2003	$3,742	0.52%		1.04%		(j)		(j)		44.11%
Six Months Ended April 30, 2004 (Unaudited)	$13,257	0.45%	(i)	1.28%	(i)	(j)		(j)		1.44%
Class B Shares
Period Ended October 31, 2000 (d) (e)	$9	1.31%	(i)	(0.28%	)(i)	393.40%	(i)	(392.37%	)(i)	253.64%
Year Ended October 31, 2001	$7	1.31%		0.50%		4.47%		(2.66%	)	190.23%
Year Ended October 31, 2002	$48	1.24%		0.04%		1.27%		0.01%		26.33%
Year Ended October 31, 2003	$1,557	1.25%		0.16%		(j)		(j)		44.11%
Six Months Ended April 30, 2004 (Unaudited)	$4,519	1.17%	(i)	0.57%	(i)	(j)		(j)		1.44%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(i)	(0.62%	)(i)	125.82%	(i)	(125.13%	)(i)	190.23%
Year Ended October 31, 2002	$48	1.24%		(0.96%	)	1.48%		(1.20%	)	26.33%
Year Ended October 31, 2003	$7,706	1.26%		0.22%		(j)		(j)		44.11%
Six Months Ended April 30, 2004 (Unaudited)	$28,921	1.17%	(i)	0.54%	(i)	(j)		(j)		1.44%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.82%	(i)	(0.46%	)(i)	0.92%	(i)	(0.56%	)(i)	44.11%
Six Months Ended April 30, 2004 (Unaudited)	$1	0.66%	(i)	1.17%	(i)	(j)		(j)		1.44%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$1,410	0.61%	(i)	(0.11%	)(i)	56.64%	(i)	(56.14%	)(i)	253.64%
Year Ended October 31, 2001	$26,663	0.61%		0.38%		1.62%		(0.63%	)	190.23%
Year Ended October 31, 2002	$54,923	0.61%		0.91%		0.67%		0.85%		26.33%
Year Ended October 31, 2003	$129,717	0.61%		0.98%		0.63%		0.96%		44.11%
Six Months Ended April 30, 2004 (Unaudited)	$216,061	0.57%	(i)	1.14%	(i)	(j)		(j)		1.44%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions in this period.

See notes to financial statements.

2004 Semiannual Report 47

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Investor Destinations Moderately Aggressive Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.06	(0.47)	(0.41)
Year Ended October 31, 2001	$9.59	0.17	(1.71)	(1.54)
Year Ended October 31, 2002	$7.92	0.10	(0.87)	(0.77)
Year Ended October 31, 2003	$7.04	0.11	1.31	1.42
Six Months Ended April 30, 2004 (Unaudited)	$8.35	0.07	0.48	0.55
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	0.03	(0.47)	(0.44)
Year Ended October 31, 2001	$9.56	0.12	(1.71)	(1.59)
Year Ended October 31, 2002	$7.88	0.06	(0.88)	(0.82)
Year Ended October 31, 2003	$6.99	0.07	1.28	1.35
Six Months Ended April 30, 2004 (Unaudited)	$8.26	0.04	0.46	0.50
Class C Shares
Period Ended October 31, 2001 (f)	$8.83	(0.04)	(0.88)	(0.92)
Year Ended October 31, 2002	$7.91	—	(0.91)	(0.91)
Year Ended October 31, 2003	$7.00	0.08	1.28	1.36
Six Months Ended April 30, 2004 (Unaudited)	$8.27	0.03	0.46	0.49
Class R Shares
Period Ended October 31, 2003 (g)	$8.01	—	0.25	0.25
Six Months Ended April 30, 2004 (Unaudited)	$8.26	0.06	0.47	0.53
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.07	(0.47)	(0.40)
Year Ended October 31, 2001	$9.59	0.15	(1.67)	(1.52)
Year Ended October 31, 2002	$7.91	0.11	(0.88)	(0.77)
Year Ended October 31, 2003	$7.03	0.10	1.31	1.41
Six Months Ended April 30, 2004 (Unaudited)	$8.34	0.06	0.47	0.53

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	—	—	$9.59	(4.08%	)(h)
Year Ended October 31, 2001	(0.13)	(0.13)	$7.92	(16.16%	)
Year Ended October 31, 2002	(0.11)	(0.11)	$7.04	(9.78%	)
Year Ended October 31, 2003	(0.11)	(0.11)	$8.35	20.42%
Six Months Ended April 30, 2004 (Unaudited)	(0.07)	(0.07)	$8.83	6.55%	(h)
Class B Shares
Period Ended October 31, 2000 (d)	—	—	$9.56	(4.40%	)(h)
Year Ended October 31, 2001	(0.09)	(0.09)	$7.88	(16.75%	)
Year Ended October 31, 2002	(0.07)	(0.07)	$6.99	(10.46%	)
Year Ended October 31, 2003	(0.08)	(0.08)	$8.26	19.43%
Six Months Ended April 30, 2004 (Unaudited)	(0.04)	(0.04)	$8.72	6.05%	(h)
Class C Shares
Period Ended October 31, 2001 (f)	—	—	$7.91	(10.42%	)(h)
Year Ended October 31, 2002	—	—	$7.00	(10.33%	)
Year Ended October 31, 2003	(0.09)	(0.09)	$8.27	19.64%
Six Months Ended April 30, 2004 (Unaudited)	(0.04)	(0.04)	$8.72	5.98%	(h)
Class R Shares
Period Ended October 31, 2003 (g)	—	—	$8.26	3.12%	(h)
Six Months Ended April 30, 2004 (Unaudited)	(0.05)	(0.05)	$8.74	6.40%	(h)
Service Class Shares
Period Ended October 31, 2000 (d) (e)	(0.01)	(0.01)	$9.59	(4.04%	)(h)
Year Ended October 31, 2001	(0.16)	(0.16)	$7.91	(16.05%	)
Year Ended October 31, 2002	(0.11)	(0.11)	$7.03	(9.88%	)
Year Ended October 31, 2003	(0.10)	(0.10)	$8.34	20.26%
Six Months Ended April 30, 2004 (Unaudited)	(0.06)	(0.06)	$8.81	6.36%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$10	0.71%	(i)	1.10%	(i)	396.10%	(i)	(394.29%	)(i)	270.89%
Year Ended October 31, 2001	$8	0.71%		1.44%		3.28%		(1.13%	)	226.13%
Year Ended October 31, 2002	$1,072	0.49%		1.69%		0.49%		1.69%		28.41%
Year Ended October 31, 2003	$9,729	0.48%		1.42%		(j)		(j)		8.08%
Six Months Ended April 30, 2004 (Unaudited)	$26,950	0.45%	(i)	1.51%	(i)	(j)		(j)		1.72%
Class B Shares
Period Ended October 31, 2000 (d)	$10	1.31%	(i)	0.49%	(i)	397.48%	(i)	(395.68%	)(i)	270.89%
Year Ended October 31, 2001	$8	1.31%		1.32%		4.04%		(1.41%	)	226.13%
Year Ended October 31, 2002	$130	1.25%		1.39%		1.26%		1.38%		28.41%
Year Ended October 31, 2003	$5,740	1.22%		0.63%		(j)		(j)		8.08%
Six Months Ended April 30, 2004 (Unaudited)	$12,522	1.17%	(i)	0.81%	(i)	(j)		(j)		1.72%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(i)	(0.68%	)(i)	124.67%	(i)	(124.04%	)(i)	226.13%
Year Ended October 31, 2002	$15	1.25%		(0.21%	)	3.34%		(2.30%	)	28.41%
Year Ended October 31, 2003	$17,804	1.22%		0.64%		(j)		(j)		8.08%
Six Months Ended April 30, 2004 (Unaudited)	$64,700	1.17%	(i)	0.83%	(i)	(j)		(j)		1.72%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.75%	(i)	(0.04%	)(i)	0.85%	(i)	(0.14%	)(i)	8.08%
Six Months Ended April 30, 2004 (Unaudited)	$1	0.67%	(i)	1.29%	(i)	(j)		(j)		1.72%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$998	0.61%	(i)	1.23%	(i)	66.76%	(i)	(64.92%	)(i)	270.89%
Year Ended October 31, 2001	$36,670	0.61%		1.15%		1.44%		0.32%		226.13%
Year Ended October 31, 2002	$90,512	0.61%		1.46%		0.65%		1.42%		28.41%
Year Ended October 31, 2003	$214,101	0.61%		1.36%		(j)		(j)		8.08%
Six Months Ended April 30, 2004 (Unaudited)	$346,080	0.57%	(i)	1.39%	(i)	(j)		(j)		1.72%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions in this period.

See notes to financial statements.

48 Semiannual Report 2004

Gartmore Investor Destinations Moderate Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.11	(0.23)	(0.12)
Year Ended October 31, 2001 (e)	$9.81	0.22	(1.23)	(1.01)
Year Ended October 31, 2002	$8.64	0.17	(0.69)	(0.52)
Year Ended October 31, 2003	$7.94	0.15	1.08	1.23
Six Months Ended April 30, 2004 (Unaudited)	$9.01	0.08	0.36	0.44
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.08	(0.24)	(0.16)
Year Ended October 31, 2001	$9.81	0.19	(1.25)	(1.06)
Year Ended October 31, 2002	$8.64	0.11	(0.71)	(0.60)
Year Ended October 31, 2003	$7.92	0.11	1.06	1.17
Six Months Ended April 30, 2004 (Unaudited)	$8.96	0.05	0.35	0.40
Class C Shares
Period Ended October 31, 2001 (f)	$9.32	(0.04)	(0.62)	(0.66)
Year Ended October 31, 2002	$8.66	0.04	(0.75)	(0.71)
Year Ended October 31, 2003	$7.90	0.11	1.06	1.17
Six Months Ended April 30, 2004 (Unaudited)	$8.94	0.06	0.34	0.40
Class R Shares
Period Ended October 31, 2003 (g)	$8.77	0.01	0.18	0.19
Six Months Ended April 30, 2004 (Unaudited)	$8.96	0.08	0.34	0.42
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.11	(0.22)	(0.11)
Year Ended October 31, 2001	$9.82	0.19	(1.19)	(1.00)
Year Ended October 31, 2002	$8.63	0.17	(0.71)	(0.54)
Year Ended October 31, 2003	$7.92	0.15	1.07	1.22
Six Months Ended April 30, 2004 (Unaudited)	$8.99	0.09	0.35	0.44

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d) (e)	(0.07)	(0.07)	$9.81	(1.21%	)(h)
Year Ended October 31, 2001 (e)	(0.16)	(0.16)	$8.64	(10.41%	)
Year Ended October 31, 2002	(0.18)	(0.18)	$7.94	(6.12%	)
Year Ended October 31, 2003	(0.16)	(0.16)	$9.01	15.75%
Six Months Ended April 30, 2004 (Unaudited)	(0.08)	(0.08)	$9.37	4.94%	(h)
Class B Shares
Period Ended October 31, 2000 (d) (e)	(0.03)	(0.03)	$9.81	(1.61%	)(h)
Year Ended October 31, 2001	(0.11)	(0.11)	$8.64	(10.84%	)
Year Ended October 31, 2002	(0.12)	(0.12)	$7.92	(6.96%	)
Year Ended October 31, 2003	(0.13)	(0.13)	$8.96	14.89%
Six Months Ended April 30, 2004 (Unaudited)	(0.05)	(0.05)	$9.31	4.51%	(h)
Class C Shares
Period Ended October 31, 2001 (f)	—	—	$8.66	(7.08%	)(h)
Year Ended October 31, 2002	(0.05)	(0.05)	$7.90	(7.13%	)
Year Ended October 31, 2003	(0.13)	(0.13)	$8.94	14.98%
Six Months Ended April 30, 2004 (Unaudited)	(0.06)	(0.06)	$9.28	4.46%	(h)
Class R Shares
Period Ended October 31, 2003 (g)	—	—	$8.96	2.17%	(h)
Six Months Ended April 30, 2004 (Unaudited)	(0.06)	(0.06)	$9.32	4.73%	(h)
Service Class Shares
Period Ended October 31, 2000 (d) (e)	(0.07)	(0.07)	$9.82	(1.10%	)(h)
Year Ended October 31, 2001	(0.19)	(0.19)	$8.63	(10.26%	)
Year Ended October 31, 2002	(0.17)	(0.17)	$7.92	(6.35%	)
Year Ended October 31, 2003	(0.15)	(0.15)	$8.99	15.59%
Six Months Ended April 30, 2004 (Unaudited)	(0.08)	(0.08)	$9.35	4.86%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d) (e)	$10	0.71%	(i)	1.97%	(i)	392.91%	(i)	(390.23%	)(i)	366.93%
Year Ended October 31, 2001 (e)	$9	0.71%		2.40%		2.39%		0.72%		258.23%
Year Ended October 31, 2002	$1,186	0.48%		2.37%		0.48%		2.37%		34.36%
Year Ended October 31, 2003	$9,972	0.47%		1.88%		(j)		(j)		13.50%
Six Months Ended April 30, 2004 (Unaudited)	$25,823	0.45%	(i)	1.89%	(i)	(j)		(j)		2.71%
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10	1.31%	(i)	1.35%	(i)	393.51%	(i)	(390.85%	)	366.93%
Year Ended October 31, 2001	$9	1.31%		2.11%		4.08%		(0.66%	)	258.23%
Year Ended October 31, 2002	$161	1.23%		1.33%		1.24%		1.32%		34.36%
Year Ended October 31, 2003	$6,229	1.21%		1.09%		(j)		(j)		13.50%
Six Months Ended April 30, 2004 (Unaudited)	$12,780	1.17%	(i)	1.16%	(i)	(j)		(j)		2.71%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(i)	(0.67%	)(i)	123.09%	(i)	(122.45%	)	258.23%
Year Ended October 31, 2002	$416	1.23%		1.89%		1.29%		1.83%		34.36%
Year Ended October 31, 2003	$21,995	1.22%		0.98%		(j)		(j)		13.50%
Six Months Ended April 30, 2004 (Unaudited)	$67,880	1.17%	(i)	1.17%	(i)	(j)		(j)		2.71%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.74%	(i)	0.68%	(i)	0.84%	(i)	0.58%	(i)	13.50%
Six Months Ended April 30, 2004 (Unaudited)	$1	0.68%	(i)	1.64%	(i)	(j)		(j)		2.71%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$871	0.61%	(i)	2.04%	(i)	114.83%	(i)	(112.80%	)(i)	366.93%
Year Ended October 31, 2001	$58,228	0.61%		2.06%		0.97%		1.70%		258.23%
Year Ended October 31, 2002	$123,963	0.61%		2.13%		0.65%		2.09%		34.36%
Year Ended October 31, 2003	$247,424	0.60%		1.82%		(j)		(j)		13.50%
Six Months Ended April 30, 2004 (Unaudited)	$387,057	0.57%	(i)	1.74%	(i)	(j)		(j)		2.71%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions in this period.

See notes to financial statements.

2004 Semiannual Report 49

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Investor Destinations Moderately Conservative Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning of	Income	(Losses) on	Investment
	Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.18	(0.17)	0.01
Year Ended October 31, 2001 (e)	$9.89	0.35	(0.75)	(0.40)
Year Ended October 31, 2002 (e)	$9.19	0.26	(0.49)	(0.23)
Year Ended October 31, 2003	$8.71	0.20	0.75	0.95
Six Months Ended April 30, 2004 (Unaudited)	$9.44	0.10	0.24	0.34
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.14	(0.17)	(0.03)
Year Ended October 31, 2001	$9.89	0.29	(0.75)	(0.46)
Year Ended October 31, 2002 (e)	$9.20	0.20	(0.49)	(0.29)
Year Ended October 31, 2003	$8.72	0.14	0.75	0.89
Six Months Ended April 30, 2004 (Unaudited)	$9.44	0.06	0.24	0.30
Class C Shares
Period Ended October 31, 2001 (f)	$9.64	(0.04)	(0.38)	(0.42)
Year Ended October 31, 2002	$9.22	—	(0.44)	(0.44)
Year Ended October 31, 2003	$8.72	0.15	0.73	0.88
Six Months Ended April 30, 2004 (Unaudited)	$9.42	0.06	0.24	0.30
Class R Shares
Period Ended October 31, 2003 (g)	$9.33	0.01	0.11	0.12
Six Months Ended April 30, 2004 (Unaudited)	$9.45	0.10	0.23	0.33
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.16	(0.14)	0.02
Year Ended October 31, 2001	$9.90	0.31	(0.70)	(0.39)
Year Ended October 31, 2002 (e)	$9.20	0.26	(0.50)	(0.24)
Year Ended October 31, 2003	$8.72	0.19	0.76	0.95
Six Months Ended April 30, 2004 (Unaudited)	$9.47	0.09	0.24	0.33

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d) (e)	(0.12)	(0.12)	$9.89	0.10%	(h)
Year Ended October 31, 2001 (e)	(0.30)	(0.30)	$9.19	(4.06%	)
Year Ended October 31, 2002 (e)	(0.25)	(0.25)	$8.71	(2.60%	)
Year Ended October 31, 2003	(0.22)	(0.22)	$9.44	11.02%
Six Months Ended April 30, 2004 (Unaudited)	(0.10)	(0.10)	$9.68	3.55%	(h)
Class B Shares
Period Ended October 31, 2000 (d) (e)	(0.08)	(0.08)	$9.89	(0.26%	)(h)
Year Ended October 31, 2001	(0.23)	(0.23)	$9.20	(4.67%	)
Year Ended October 31, 2002 (e)	(0.19)	(0.19)	$8.72	(3.22%	)
Year Ended October 31, 2003	(0.17)	(0.17)	$9.44	10.37%
Six Months Ended April 30, 2004 (Unaudited)	(0.06)	(0.06)	$9.68	3.20%	(h)
Class C Shares
Period Ended October 31, 2001 (f)	—	—	$9.22	(4.36%	)(h)
Year Ended October 31, 2002	(0.06)	(0.06)	$8.72	(3.14%	)
Year Ended October 31, 2003	(0.18)	(0.18)	$9.42	10.26%
Six Months Ended April 30, 2004 (Unaudited)	(0.07)	(0.07)	$9.65	3.18%	(h)
Class R Shares
Period Ended October 31, 2003 (g)	—	—	$9.45	1.29%	(h)
Six Months Ended April 30, 2004 (Unaudited)	(0.08)	(0.08)	$9.70	3.44%	(h)
Service Class Shares
Period Ended October 31, 2000 (d) (e)	(0.12)	(0.12)	$9.90	0.18%	(h)
Year Ended October 31, 2001	(0.31)	(0.31)	$9.20	(3.99%	)
Year Ended October 31, 2002 (e)	(0.24)	(0.24)	$8.72	(2.70%	)
Year Ended October 31, 2003	(0.20)	(0.20)	$9.47	11.09%
Six Months Ended April 30, 2004 (Unaudited)	(0.09)	(0.09)	$9.71	3.49%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expense		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d) (e)	$10	0.71%	(i)	3.02%	(i)	438.49%	(i)	(434.76%	)(i)	425.17%
Year Ended October 31, 2001 (e)	$10	0.71%		3.66%		3.81%		0.56%		235.84%
Year Ended October 31, 2002 (e)	$898	0.50%		2.99%		0.51%		2.98%		49.00%
Year Ended October 31, 2003	$4,482	0.53%		2.34%		(j)		(j)		19.93%
Six Months Ended April 30, 2004 (Unaudited)	$8,317	0.49%	(i)	2.16%	(i)	(j)		(j)		3.07%
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10	1.31%	(i)	2.44%	(i)	439.61%	(i)	(435.86%	)(i)	425.17%
Year Ended October 31, 2001	$10	1.31%		3.14%		4.52%		(0.07%	)	235.84%
Year Ended October 31, 2002 (e)	$83	1.27%		2.24%		1.29%		2.22%		49.00%
Year Ended October 31, 2003	$2,453	1.28%		1.52%		(j)		(j)		19.93%
Six Months Ended April 30, 2004 (Unaudited)	$3,732	1.19%	(i)	1.44%	(i)	(j)		(j)		3.07%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(i)	(0.79%	)(i)	122.29%	(i)	(121.77%	)(i)	235.84%
Year Ended October 31, 2002	$88	1.27%		2.48%		1.33%		2.42%		49.00%
Year Ended October 31, 2003	$7,530	1.29%		1.45%		(j)		(j)		19.93%
Six Months Ended April 30, 2004 (Unaudited)	$20,681	1.19%	(i)	1.45%	(i)	(j)		(j)		3.07%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.81%	(i)	1.34%	(i)	0.91%	(i)	1.24%	(i)	19.93%
Six Months Ended April 30, 2004 (Unaudited)	$1	0.70%	(i)	1.94%	(i)	(j)		(j)		3.07%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$2,231	0.61%	(i)	2.85%	(i)	32.84%	(i)	(29.38%	)(i)	425.17%
Year Ended October 31, 2001	$14,772	0.61%		3.34%		2.50%		1.45%		235.84%
Year Ended October 31, 2002 (e)	$36,927	0.61%		2.82%		0.69%		2.74%		49.00%
Year Ended October 31, 2003	$78,189	0.61%		2.28%		0.65%		2.24%		19.93%
Six Months Ended April 30, 2004 (Unaudited)	$115,054	0.59%	(i)	2.04%	(i)	(j)		(j)		3.07%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions in this period.

See notes to financial statements.

50 Semiannual Report 2004

Gartmore Investor Destinations Conservative Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.23	(0.08)	0.15
Year Ended October 31, 2001	$9.99	0.45	(0.28)	0.17
Year Ended October 31, 2002	$9.78	0.28	(0.24)	0.04
Year Ended October 31, 2003	$9.51	0.26	0.39	0.65
Six Months Ended April 30, 2004 (Unaudited)	$9.88	0.11	0.11	0.22
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.19	(0.08)	0.11
Year Ended October 31, 2001	$9.99	0.38	(0.28)	0.10
Year Ended October 31, 2002	$9.79	0.24	(0.25)	(0.01)
Year Ended October 31, 2003	$9.53	0.19	0.38	0.57
Six Months Ended April 30, 2004 (Unaudited)	$9.87	0.09	0.10	0.19
Class C Shares
Period Ended October 31, 2001 (f)	$9.97	(0.05)	(0.13)	(0.18)
Year Ended October 31, 2002	$9.79	0.23	(0.25)	(0.02)
Year Ended October 31, 2003	$9.51	0.20	0.37	0.57
Six Months Ended April 30, 2004 (Unaudited)	$9.85	0.07	0.11	0.18
Class R Shares
Period Ended October 31, 2003 (g)	$9.83	0.02	0.02	0.04
Six Months Ended April 30, 2004 (Unaudited)	$9.87	0.11	0.10	0.21
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.24	(0.09)	0.15
Year Ended October 31, 2001	$10.00	0.41	(0.24)	0.17
Year Ended October 31, 2002	$9.79	0.31	(0.26)	0.05
Year Ended October 31, 2003	$9.53	0.26	0.38	0.64
Six Months Ended April 30, 2004 (Unaudited)	$9.90	0.12	0.10	0.22

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d) (e)	(0.16)	(0.16)	$9.99	1.49%	(h)
Year Ended October 31, 2001	(0.38)	(0.38)	$9.78	1.71%
Year Ended October 31, 2002	(0.31)	(0.31)	$9.51	0.45%
Year Ended October 31, 2003	(0.28)	(0.28)	$9.88	6.89%
Six Months Ended April 30, 2004 (Unaudited)	(0.11)	(0.11)	$9.99	2.25%	(h)
Class B Shares
Period Ended October 31, 2000 (d) (e)	(0.12)	(0.12)	$9.99	1.12%	(h)
Year Ended October 31, 2001	(0.30)	(0.30)	$9.79	1.04%
Year Ended October 31, 2002	(0.25)	(0.25)	$9.53	(0.15%	)
Year Ended October 31, 2003	(0.23)	(0.23)	$9.87	6.05%
Six Months Ended April 30, 2004 (Unaudited)	(0.08)	(0.08)	$9.98	1.88%	(h)
Class C Shares
Period Ended October 31, 2001 (f)	—	—	$9.79	(1.81%	)(h)
Year Ended October 31, 2002	(0.26)	(0.26)	$9.51	(0.21%	)
Year Ended October 31, 2003	(0.23)	(0.23)	$9.85	6.03%
Six Months Ended April 30, 2004 (Unaudited)	(0.08)	(0.08)	$9.95	1.87%	(h)
Class R Shares
Period Ended October 31, 2003 (g)	—	—	$9.87	0.41%	(h)
Six Months Ended April 30, 2004 (Unaudited)	(0.09)	(0.09)	$9.99	2.13%	(h)
Service Class Shares
Period Ended October 31, 2000 (d) (e)	(0.15)	(0.15)	$10.00	1.57%	(h)
Year Ended October 31, 2001	(0.38)	(0.38)	$9.79	1.75%
Year Ended October 31, 2002	(0.31)	(0.31)	$9.53	0.48%
Year Ended October 31, 2003	(0.27)	(0.27)	$9.90	6.76%
Six Months Ended April 30, 2004 (Unaudited)	(0.11)	(0.11)	$10.01	2.18%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d) (e)	$10	0.71%	(i)	3.86%	(i)	441.97%	(i)	(437.40%	)(i)	449.16%
Year Ended October 31, 2001	$10	0.71%		4.45%		6.91%		(1.75%	)	176.59%
Year Ended October 31, 2002	$802	0.50%		3.62%		0.50%		3.62%		46.89%
Year Ended October 31, 2003	$1,798	0.53%		2.83%		(j)		(j)		32.93%
Six Months Ended April 30, 2004 (Unaudited)	$3,057	0.48%	(i)	2.44%	(i)	(j)		(j)		8.63%
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10	1.31%	(i)	3.26%	(i)	443.13%	(i)	(438.56%	)(i)	449.16%
Year Ended October 31, 2001	$10	1.31%		3.82%		7.70%		(2.57%	)	176.59%
Year Ended October 31, 2002	$75	1.27%		2.77%		1.33%		2.71%		46.89%
Year Ended October 31, 2003	$1,622	1.29%		1.96%		(j)		(j)		32.93%
Six Months Ended April 30, 2004 (Unaudited)	$2,437	1.21%	(i)	1.72%	(i)	(j)		(j)		8.63%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(i)	(0.90%	)(i)	121.18%	(i)	(120.77%	)(i)	176.59%
Year Ended October 31, 2002	$400	1.27%		2.75%		1.29%		2.73%		46.89%
Year Ended October 31, 2003	$3,592	1.29%		1.95%		(j)		(j)		32.93%
Six Months Ended April 30, 2004 (Unaudited)	$10,128	1.21%	(i)	1.71%	(i)	(j)		(j)		8.63%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.84%	(i)	2.03%	(i)	0.94%	(i)	1.93%	(i)	32.93%
Six Months Ended April 30, 2004 (Unaudited)	$1	0.71%	(i)	2.18%	(i)	(j)		(j)		8.63%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$492	0.61%	(i)	4.32%	(i)	154.74%	(i)	(149.81%	)(i)	449.16%
Year Ended October 31, 2001	$11,459	0.61%		4.17%		2.58%		2.20%		176.59%
Year Ended October 31, 2002	$28,253	0.61%		3.49%		0.72%		3.38%		46.89%
Year Ended October 31, 2003	$59,472	0.61%		2.73%		0.67%		2.68%		32.93%
Six Months Ended April 30, 2004 (Unaudited)	$82,163	0.61%	(i)	2.31%	(i)	(j)		(j)		8.63%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions in this period.

See notes to financial statements.

2004 Semiannual Report 51

Core Series

Gartmore Bond Fund	Class A Shares symbol: NBDAX
Class B Shares symbol: GBDBX
Class C Shares symbol: GBDCX
Class D Shares symbol: MUIBX
Class R Shares symbol: GBDRX
Class X Shares symbol: GBXDX
Class Y Shares symbol: GBDYX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Bond Fund returned 1.54% versus 1.18% for its benchmark, the Lehman Brothers Government/ Credit Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of Corporate Debt A Rated Funds was 1.29%.

The objective of this Fund is to seek as high a level of current income as is consistent with the preservation of capital by investing in corporate bonds and U.S. government securities.

The Treasury market rallied to recent highs during the first quarter of 2004. A strong employment report in April helped the Treasury market to sell off as five-year yields closed at 3.62% and 10-year yields at 4.51%. It seems almost a forgone conclusion that the Federal Reserve will raise rates sometime this summer. Economic reports, including first-quarter gross domestic product, portray an economy encountering rapid growth with higher inflation. Along with trying to gauge when the Fed will tighten rates, investors had to contend with deteriorating geopolitical conditions.

Corporate spreads— the interest rate differential of various corporate bonds of differing maturities— were flat during the first quarter after having tightened dramatically during 2003. Credit spreads— the spread between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating— remained relatively stable after the Treasury sell-off in April 2004. During the first quarter 2004, long corporate bonds and long Treasury bonds, or bonds with maturities of ten years or more, were the best performers due to the rally in interest rates. During April, the best-performing assets were shorter corporates and cash due to the sell-off in Treasuries. Results from the high-yield sector were lower, as this sector underperformed versus investment-grade corporates and mortgages.

As opportunities arise, the Fund continues to reduce its holdings in the intermediate part of the curve in anticipation of a yield curve flattening. (The yield curve is a graphic line chart that shows interest rates at a specific point for all securities having equal risk, but different maturity dates.) The Fund will look to swap out of higher-priced corporates into cheaper, higher-quality, well-structured collateralized mortgage obligations, mortgages and asset-backed securities.

We expect investment-grade corporates to remain relatively stable, barring a major geopolitical event. We expect to continue reducing the Fund’s intermediate corporate holdings as the Treasury curve continues to flatten.

Portfolio Managers: Gary Davis and Mabel Brown

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	1.54%	3.54%	5.95%	6.79%
	w/SC3	-3.26%	-1.33%	4.93%	6.27%

Class B4	w/o SC2	1.20%	2.89%	5.31%	6.41%
	w/SC5	-3.77%	-2.05%	4.99%	6.41%

Class C6	w/o SC2	1.19%	2.87%	5.56%	6.63%
	w/SC7	0.20%	1.88%	5.56%	6.63%

Class D8	w/o SC2	1.67%	3.80%	6.19%	6.94%
	w/SC9	-2.94%	-0.89%	5.21%	6.45%

Class R [1,10]		1.27%	3.32%	6.09%	6.89%

Class X1	w/o SC2	1.28%	2.99%	5.33%	6.42%
	w/SC5	-3.69%	-1.95%	5.01%	6.42%

Class Y1	w/o SC2	1.27%	2.99%	5.59%	6.64%
	w/SC7	0.28%	2.00%	5.59%	6.64%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.
[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 4.75% front-end sales charge was deducted.
[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.
[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.
[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.
[9]	A 4.50% front-end sales charge was deducted.
[10]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Bond Fund, the Lehman Brothers Government/ Credit Bond Index (LBG/CBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/04. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBG/CBI- an unmanaged index of government and corporate bonds- gives a broad look at how the prices of U.S. government and corporate bonds have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

52 Semiannual Report 2004

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Bond Fund

Commercial Mortgage Backed Securities (6.8%)

	Principal
	Amount	Value

Commercial Services (6.8%)
Commercial Mortgage, Series 2001-J1A, Class B, 6.61%, 02/16/34, (b)	$1,000,000	$1,100,914
Heller Financial Commercial Mortgage Asset, 6.85%, 05/15/31	2,000,000	2,225,405
JP Morgan Chase Commercial Mortgage Securities, 6.26%, 03/15/33	2,000,000	2,165,801
Merrill Lynch Mortgage Investors, Inc., 7.56%, 09/15/09	2,000,000	2,244,322
Nomura Asset Securities Corp., 6.69%, 03/17/28	1,000,000	1,119,325

Total Commercial Mortgage Backed Securities		8,855,767

Corporate Bonds (57.6%)
Air Freight/Couriers (0.8%)
Federal Express Corp., 7.63%, 01/01/15	1,000,000	1,098,330

Airlines (1.7%)
America West Airlines, Series A, 6.85%, 07/02/09	443,575	450,051
United Air Lines, Inc., 6.60%, 09/01/13	2,000,000	1,769,578

		2,219,629

Aluminum (0.8%)
Alcan, Inc., 6.45%, 03/15/11	1,000,000	1,085,649

Asset Backed Securities (4.0%)
Chase Funding Mortgage Loan, 6.24%, 01/25/13	1,500,000	1,591,009
Residential Asset Mortgage Products, Inc., 2002-RSI-AI5, 5.91%, 01/25/32	1,566,000	1,620,598
Salomon Smith Barney Recreational Vehicle Trust, 6.30%, 04/15/16	1,000,000	1,056,871
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34	1,000,000	967,027

		5,235,505

Auto-Cars/Light Trucks (0.9%)
Daimlerchrysler, Inc., 7.30%, 01/15/12	1,000,000	1,105,952

Banks (0.8%)
Mercantile Safe Deposit & Trust, 5.70%, 11/15/11	1,000,000	1,036,960

Chemicals (0.8%)
Witco Corp., 6.13%, 02/01/06	1,000,000	1,010,000

Construction & Building Materials (0.8%)
Masco Corp., 6.75%, 03/15/06	1,000,000	1,072,404

Containers (0.8%)
Bemis Co., Inc., 6.70%, 07/01/05	1,000,000	1,050,906

Electronics (0.8%)
Texas Instruments, Inc., 6.13%, 02/01/06	1,000,000	1,061,432

Financial/Miscellaneous (9.2%)
Block Financial Corp., 8.50%, 04/15/07	1,000,000	1,137,265
Countrywide Financial, 3.50%, 12/19/05	1,000,000	1,014,536
Deere & Co., 5.88%, 04/06/06	1,000,000	1,061,019
Ford Motor Credit Co., 7.38%, 02/01/11	1,000,000	1,069,326
General Motors Acceptance Corp., 6.88%, 09/15/11	1,000,000	1,049,611
Heller Financial, Inc., 7.38%, 11/01/09	1,375,000	1,578,235
Household Finance Co., 6.75%, 05/15/11	1,000,000	1,107,174
International Lease Finance Corp., 5.75%, 10/15/06	1,000,000	1,060,986
Lehman Brothers Holdings, Inc., 11.63%, 05/15/05	1,000,000	1,093,613
Regions Financial Corp., 7.00%, 03/01/11	1,600,000	1,807,031

		11,978,796

Food & Related (2.9%)
Heinz (H.J.) Co., 6.63%, 07/15/11	1,000,000	1,115,717
McCormick & Co., Inc., 6.40%, 02/01/06	1,000,000	1,066,156
Whitman Corp., 7.29%, 09/15/26	1,500,000	1,638,146

		3,820,019

Healthcare (3.3%)
Cardinal Health, Inc., 6.00%, 01/15/06	1,000,000	1,058,222
Kaiser Foundation Hospitals, 9.55%, 07/15/05	2,000,000	2,149,526
McKesson HBOC, Inc., 6.30%, 03/01/05	1,000,000	1,029,184

		4,236,932

Home Furnishings (0.8%)
Leggett & Platt, Inc., 7.65%, 02/15/05	1,000,000	1,046,798

Hotels & Casinos (1.8%)
Harrah’s Operating Co., Inc., 7.88%, 12/15/05	1,200,000	1,285,500
MGM Mirage, Inc., 6.95%, 02/01/05	1,000,000	1,031,250

		2,316,750

Hotels/ Motels (0.9%)
Marriott International, Inc., 7.00%, 01/15/08	1,000,000	1,113,439

Insurance (1.0%)
AMBAC, Inc., 9.38%, 08/01/11	1,000,000	1,262,660

Machinery & Capital Goods (3.1%)
Clark Equipment Co., 8.00%, 05/01/23	1,000,000	1,149,106
Dover Corp., 6.25%, 06/01/08	1,650,000	1,799,830
Precision Castparts Corp., 8.75%, 03/15/05	1,000,000	1,037,752

		3,986,688

Medical Equipment & Supplies (3.3%)
Bard (C.R.) Inc., 6.70%, 12/01/26	1,000,000	1,086,447
Becton, Dickinson & Co., 8.70%, 01/15/25	2,000,000	2,160,324
Guidant Corp., 6.15%, 02/15/06	1,000,000	1,059,851

		4,306,622

Medical-Drugs (1.2%)
Wyeth, 6.45%, 02/01/24	1,500,000	1,497,966

2004 Semiannual Report 53

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Bond Fund (Continued)

Core Series

Corporate Bonds (continued)

	Principal
	Amount	Value

Motor Vehicle Parts & Accessories (2.4%)
Eaton Corp., 8.88%, 06/15/19	$1,500,000	$2,007,153
Pennzoil-Quaker State, 10.00%, 11/01/08	1,000,000	1,152,669

		3,159,822

Natural Gas (3.3%)
Columbia Energy Group, 6.80%, 11/28/05	2,000,000	2,127,800
ONEOK, Inc., 7.75%, 08/15/06	1,000,000	1,098,979
PG&E Gas Transmission, 7.10%, 06/01/05	1,000,000	1,030,000

		4,256,779

Nuclear Energy (0.8%)
USEC, Inc., 6.63%, 01/20/06	1,000,000	1,000,000

Office Furniture (0.8%)
Herman Miller, Inc., 7.13%, 03/15/11	1,000,000	1,043,552

Oil & Gas (2.1%)
Kinder Morgan, Inc., 6.50%, 09/01/12	1,500,000	1,614,500
Sempra Energy, 6.95%, 12/01/05	1,000,000	1,061,936

		2,676,436

Paper & Forest Products (2.6%)
Temple-Inland, Inc., 7.88%, 05/01/12	1,000,000	1,141,462
Willamette Industries, Inc., 7.35%, 07/01/26	2,000,000	2,203,096

		3,344,558

Telecommunications (1.1%)
US West Communications, Inc., 6.88%, 09/15/33	1,750,000	1,435,000

Textile Apparel Manufacturers (0.9%)
V.F. Corp., 8.50%, 10/01/10	1,000,000	1,208,229

Tobacco & Tobacco Products (0.6%)
Tobacco Settlement Financing Corp., 6.36%, 05/15/25	754,042	740,793

Utilities (3.3%)
Baltimore Gas & Electric, 7.50%, 01/15/07	1,200,000	1,329,681
Interstate P&L Co., 7.25%, 10/01/06	1,000,000	1,095,100
Pacific Gas & Electric, 6.05%, 03/01/34	750,000	709,276
Southwestern Electric Power Co., 7.00%, 09/01/07	1,000,000	1,102,763

		4,236,820

Total Corporate Bonds		74,645,426

U.S. Government Sponsored and Agency Obligations (24.7%)

Federal Home Loan Bank (1.7%)
6.63%, 06/30/14	2,000,000	2,242,400

Federal Home Loan Mortgage Corporation (3.4%)
3.50%, 07/01/18, Gold Pool E01443	4,745,797	4,436,019

Federal National Mortgage Association (8.8%)
7.13%, 09/01/07, Pool #323286	1,764,554	1,874,367
7.30%, 05/25/10, Series 00-T5	3,000,000	3,428,847
6.62%, 06/01/16, Pool #383661	1,938,434	2,155,168
6.85%, 05/17/20, Series 97-M6	1,270,891	1,372,045
5.50%, 05/25/23, Series 03-33	2,000,000	1,980,955
7.00%, 09/25/24, Series 01-36	633,089	636,619

		11,448,001

Sovereign Agency (0.2%)
AID-Israel, 5.99%, 05/15/24	1,000,000	307,146

U.S. Treasury Bonds (10.6%)
8.13%, 08/15/19	4,000,000	5,274,688
5.50%, 08/15/28	8,250,000	8,382,454

		13,657,142

Total U.S. Government Sponsored and Agency Obligations		32,090,708

Commercial Paper (8.3%)
Allstate Corp., 1.02%, 05/03/04 (b)	2,302,000	2,301,802

UBS Finance, 1.02%, 05/03/04	4,397,000	4,396,751

Ventures Business Trust, 1.03%, 05/03/04	4,000,000	3,999,771

Total Commercial Paper		10,698,324

Total Investments (Cost $119,938,257) (a) — 97.4%		126,290,225
Other assets in excess of liabilities — 2.6%		3,345,370

NET ASSETS — 100.0%		$129,635,595

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Rule 144A, Section 4(2) or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

54 Semiannual Report 2004

Core Series

Gartmore Government Bond Fund	Class A Shares symbol: NUSAX
Class B Shares symbol: GGBBX
Class C Shares symbol: GGBCX
Class D Shares symbol: NAUGX
Class R Shares symbol: GGBRX
Class X Shares symbol: GGXYX
Class Y Shares symbol: GGVYX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Government Bond Fund returned 0.31% versus 0.80% for its benchmark, the Merrill Lynch AAA U.S. Treasury/ Agency Master Index. For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate U.S. Government Funds was 0.53%.

The objective of this Fund, which ideally serves as part of the core fixed-income portion of a diversified investment plan, is to seek as high a level of current income as is consistent with the preservation of capital. As a result, we invest in U.S. government and agency bonds, Treasury bills and notes.

During the semiannual period, our strategy was to maintain an exposure to sectors that offered additional yield over Treasury notes to help offset any increase in interest rates. Mortgage-backed securities (MBS) performed better than Agency notes or U.S. Treasury securities. We also emphasized short, callable Agency notes, which give the Agency the right to call the bond away after a stated period of six to 12 months. These notes looked attractive as an alternative to cash instruments paying 1.00%. Fund holdings with maturities of 10 years or more consist mainly of U.S. Treasury bonds, due primarily to the lack of attractive alternatives.

We are anticipating moderately rising interest rates on the short end, since we expect the Federal Reserve to begin a gradual increase in the federal funds rate target. Since rate increases have already been priced into the longer end, however, we do not anticipate significant price movement of issues with maturities of 10 years and beyond. The Fund, therefore, may purchase bonds that outperform cash in the short term. Longer U.S. Treasury bonds also may have some appreciation potential should current inflation numbers continue.

Record U.S. consumer debt and a recovery that still is not increasing jobs faster than new entrants into the work force are opposing influences on the future direction of interest rates. Given this environment, a delicate balance must be struck to deliver income gains while preserving capital. While a pickup in inflation and a temporary rise in bond yields may hurt the housing and equity markets in the short term, these movements also could force rates lower again. We, therefore, plan to maintain a shorter maturity position than the holdings in the benchmark as well as maintain or increase holdings in Agency notes and MBS to provide some protection from rising rates. We also will look to begin building a position in Treasury Inflation Protected Securities (TIPS) when it appears that the sector can add value.

Portfolio Manager: Gary Hunt, CFA

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	0.31%	0.00%	6.07%	6.78%
	w/SC3	-4.47%	-4.75%	5.04%	6.26%

Class B4	w/o SC2	0.00%	-0.47%	5.47%	6.42%
	w/SC5	-4.82%	-5.19%	5.14%	6.42%

Class C6	w/o SC2	-0.01%	-0.48%	5.66%	6.61%
	w/SC7	-0.97%	-1.43%	5.66%	6.61%

Class D8	w/o SC2	0.45%	0.37%	6.32%	6.94%
	w/SC9	-4.07%	-4.14%	5.35%	6.46%

Class R [1,10]		0.11%	-0.01%	6.24%	6.90%

Class X1	w/o SC2	-0.02%	-0.47%	5.47%	6.42%
	w/SC5	-4.83%	-5.18%	5.14%	6.42%

Class Y1	w/o SC2	-0.02%	-0.47%	5.67%	6.61%
	w/SC7	-0.98%	-1.41%	5.67%	6.61%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.
[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), and Class R shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 4.75% front-end sales charge was deducted.
[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.
[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.
[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.
[9]	A 4.50% front-end sales charge was deducted.
[10]	Not subject to any sales charges.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/04. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MLGMI gives a broad look at how U.S. government bonds have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 55

Core Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Government Bond Fund

U.S. Government Sponsored and Agency Obligations (99.9%)

	Principal
	Amount	Value

Federal Farm Credit Bank (2.4%)
7.13%, 11/16/15	$4,000,000	$4,491,192

Federal Home Loan Bank (1.4%)
6.02%, 01/09/08, Series AA08	1,000,000	1,087,858
5.99%, 04/15/13, Series BD13	1,500,000	1,619,463

		2,707,321

Federal Home Loan Mortgage Corporation (37.1%)
2.50%, 11/25/05, Series MTN1	10,000,000	9,994,540
2.60%, 05/10/06, Series MTN	10,000,000	9,980,000
2.15%, 06/02/06, Series MTN	1,000,000	992,148
2.85%, 02/23/07	10,000,000	9,882,280
5.50%, 04/01/07, Gold Pool #M90718	821,655	842,666
7.25%, 06/15/07, REMIC, Series 1313-G	126,577	126,537
6.00%, 03/15/19, Series 2517-VH	4,207,500	4,368,833
5.50%, 11/15/20, REMIC, Series 2541-VL	1,500,000	1,498,025
6.00%, 02/15/21, Series 2503-VD	4,000,000	4,180,712
5.00%, 10/15/21, Series 2614-VK	3,950,545	3,771,276
3.50%, 12/15/21, REMIC, Series 1629-HA	423,113	425,195
5.50%, 10/15/22, Series 2564-VJ	4,000,000	3,974,532
5.00%, 08/15/23, REMIC, Series 2662-Z	3,615,281	3,020,834
6.50%, 09/15/23, REMIC, Series 1584-L	2,000,000	2,132,251
6.25%, 12/15/23, REMIC, Series 1628-KZ	4,475,297	4,696,004
6.50%, 03/15/24, REMIC, Series 1684-I	2,000,000	2,121,638
6.25%, 01/15/27, REMIC, Series 2020-D	40,051	40,049
6.00%, 01/15/28, Series 2114-PR	1,393,500	1,465,456
6.50%, 07/15/30, REMIC, Series 2388-BE	877,369	890,766
6.50%, 03/15/31, REMIC, Series 2296-H	1,013,520	1,061,337
6.00%, 09/15/31, REMIC, Series 2419-UA	5,000,000	5,221,460

		70,686,539

Federal National Mortgage Association (34.6%)
6.31%, 01/01/06, Pool #73341	843,319	881,938
2.80%, 11/17/06	10,000,000	9,984,479
5.15%, 05/03/07	10,000,000	10,354,459
6.10%, 07/01/08, Pool #380488	923,990	993,606
6.00%, 08/25/08, REMIC, Series 94-34-C	559,072	560,765
6.00%, 11/25/08, REMIC, Series 94-48-E	1,277,727	1,318,928
4.50%, 04/01/10, Pool #M80812	2,287,691	2,309,297
7.42%, 11/01/11, Pool #73731	6,250,410	6,848,819
6.50%, 04/25/13, REMIC, Series 99-19-TD	2,431,612	2,478,747
6.30%, 05/01/13, Pool #380311	1,854,254	2,005,527
6.00%, 03/25/14, Series 1999-8-QD	4,181,524	4,376,771
6.30%, 04/01/14, Pool #381570	1,038,167	1,134,432
7.90%, 08/01/15, Pool #381190	1,612,682	1,900,082
7.11%, 10/01/15, Pool #383142	2,884,061	3,212,266
5.50%, 04/25/16, REMIC, Series 2002-55-QD	3,000,000	3,127,574
6.68%, 05/01/16, Pool #383452	2,041,580	2,236,282
9.25%, 10/25/18, REMIC, Series 88-25-B	33,047	36,474
8.10%, 08/12/19	1,000,000	1,324,692
8.50%, 01/25/20, REMIC, Series 90-7-B	119,839	131,934
6.85%, 05/17/20, Series 1997-M6-C	1,963,527	2,119,810
7.50%, 02/25/23, REMIC, Series 93-16-Z	440,838	476,603
6.00%, 12/25/23, REMIC, Series 1993-226-PK	1,000,000	1,044,450
6.27%, 02/25/35, REMIC, Series 98-M4-D	2,500,000	2,693,432
6.30%, 10/17/38, REMIC, Series 1998-73-MZ	4,194,329	4,294,539

		65,845,906

Government National Mortgage Association (1.3%)
5.50%, 06/20/24, REMIC, Series 2003-28-LW	2,500,000	2,459,277

Sovereign Agency (1.7%)
AID — Israel, 6.80%, 02/15/12, Series 3-D	1,000,000	1,118,522
AID — Panama, 7.15%, 04/01/27	2,000,000	2,102,880

		3,221,402

U.S. Treasury Bonds (14.2%)
7.50%, 11/15/16	5,000,000	6,216,210
6.25%, 08/15/23	9,000,000	10,000,548
6.00%, 02/15/26	10,000,000	10,814,060

		27,030,818

U.S. Treasury STRIPS (7.2%)
2.66%, 05/15/11	7,500,000	7,109,085
2.95%, 11/15/11	7,000,000	6,501,103

		13,610,188

Total U.S. Government Sponsored and Agency Obligations		190,052,643

Repurchase Agreements (4.9%)
CS First Boston, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $5,463,947 (Fully collateralized by U.S. Agency Securities, AA Rated Corporate Bonds, and U.S. Treasury Notes)	5,463,519	5,463,519

Nomura Securities, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $3,903,672 (Fully collateralized by AA Rated Corporate Bonds)	3,903,366	3,903,366

Total Repurchase Agreements		9,366,885

Total Investments (Cost $198,654,141) (a) — 104.8%		199,419,528
Liabilities in excess of other assets — (4.8)%		(9,125,415)

NET ASSETS — 100.0%		$190,294,113

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

REMIC    Real Estate Mortgage Investment Conduit

STRIPS    Separate Trading of Registered Interest and Principal Securities

See notes to financial statements.

56 Semiannual Report 2004

Core Series

Gartmore Tax-Free Income Fund	Class A Shares symbol: NTFAX Class B Shares symbol: GTIBX Class C Shares symbol: GTICX Class D Shares symbol: NATFX Class X Shares symbol: GXTFX Class Y Shares symbol: GTFYX

How did the Fund perform?

For the reporting period ended April 30, 2004, the Gartmore Tax-Free Income Fund returned 1.37% versus 1.19% for its benchmark, the Lehman Brothers Municipal Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of General Municipal Debt Funds was 0.94%.

The Fund’s strategy is to provide as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Fund invests primarily in municipal obligations that fall within the four highest rating categories of a rating agency.

During the reporting period, municipal bond issuance slowed; issuers sold $161.8 billion of municipal bonds, which was down 12% from the same period of 2003. Improving economic data and the market’s expectation of an imminent rise in interest rates, which typically precipitates a decline in bond prices, primarily fueled the drop in issuance. The prospect of rising rates discouraged new money and refunding issuance. During its meeting on March 16, the Federal Reserve left rates unchanged at 1.00% in an effort to ease financial conditions and achieve balance between deflation and inflationary factors. However, for the last three months of the reporting period, job growth averaged 236,000. This number is well above the minimum level (150,000) that would allow the Fed to move to raise interest rates. As a result, interest-rate rise anticipation will keep the market volatile.

According to the benchmark, long-dated bonds maturing in 22+ years provided the highest return, 2.10%. Intermediate bonds maturing in 10 years returned 0.92%, while short-dated securities maturing in five years performed the lowest, producing 0.04% return.

Historically, municipal bonds have had extraordinarily strong relative returns compared to taxable investments during a rising interest-rate environment. The market remains concerned about a potential rise in the level of interest rates and the resultant market volatility. Our strategy in response to the prevailing conditions is to remain diversified on the yield curve and purchase municipal bonds that become undervalued due to concerns about rising interest rates, to emphasize intermediate bonds bearing premium coupons (5% or higher) and to maintain quality.

The average quality of the Fund’s portfolio is AA2/AA+, as determined by Moody’s/ Standard and Poor’s. The Fund’s holdings have an average duration of 5.85 years, slightly shorter than the 6.01-year duration of the benchmark index. The Fund’s largest state bond holdings were Texas (18%), Illinois (12%) and Alabama (8%).

Portfolio Manager: Alpha Benson

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	1.37%	2.61%	4.46%	5.57%
	w/SC3	-3.42%	-2.28%	3.44%	5.06%

Class B4	w/o SC2	1.09%	2.00%	3.83%	5.19%
	w/SC5	-3.88%	-2.93%	3.48%	5.19%

Class C6	w/o SC2	1.02%	1.93%	4.00%	5.36%
	w/SC7	0.03%	0.95%	4.00%	5.36%

Class D8	w/o SC2	1.49%	2.87%	4.73%	5.73%
	w/SC9	-3.04%	-1.77%	3.76%	5.25%

Class X1	w/o SC2	1.07%	2.10%	3.85%	5.20%
	w/SC5	-3.90%	-2.83%	3.50%	5.20%

Class Y1	w/o SC2	1.07%	2.01%	4.01%	5.37%
	w/SC7	0.08%	1.02%	4.01%	5.37%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98) and Class Y shares (3/1/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class X and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.75% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/04. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBMBI-an unmanaged index of municipal bonds-gives a broad look at how the bond prices on municipal bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 57

Core Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Tax Free Income Fund

Municipal Bonds (97.9%)

	Principal
	Amount	Value

Alabama (7.5%)
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.75%, 2015	$1,500,000	$1,570,845
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.50%, 2021	4,000,000	3,915,440
Alabama Housing Finance Authority Single-Family Revenue Bonds, (Collateralized Home Mortgage Revenue Bond Program), Series 1996-D, 6.00%, 2016	1,145,000	1,180,598
Auburn University Alabama General Fee Revenue Bonds, 5.50%, 2018	1,685,000	1,827,467
Birmingham, Alabama Water & Sewer Revenue Warrants, Series 1998-A, 4.75%, 2029	1,750,000	1,674,138
Jefferson County, Alabama Sewer Capital Improvement Revenue Warrants, Series A, 5.13%, 2029	4,000,000	4,401,839

		14,570,327

Arizona (1.0%)
Mesa, Arizona Industrial Development Authority Revenue Bonds, (Discovery Health Systems), Series A, 5.63%, 2029	1,800,000	1,867,878

Colorado (1.9%)
Denver, Colorado City & County Airport Revenue Bonds, Series B, 5.50%, 2025	3,500,000	3,631,810

District of Columbia (1.4%)
District of Columbia General Obligation Unlimited Bonds, Series A, 5.50%, 2029	1,775,000	1,834,480
District of Columbia Prerefunded General Obligation Unlimited, Series A, 5.50%, 2029	725,000	816,640

		2,651,120

Florida (1.4%)
Florida State Board of Education Capital Outlay	1,050,000	1,148,564
(Public Education), Series D, 5.75%, 2022
Jacksonville, Florida Electric Authority Revenue Bonds, (St. John’s River), Series 9, 5.25%, 2021	1,520,000	1,523,131

		2,671,695

Georgia (3.5%)
Atlanta, Georgia Airport General Obligation Refunding Revenue Bonds, Series A, 5.50%, 2026	$1,000,000	$1,126,990
Georgia Local Government Certificates of Participation Grantor Trust, Series 1998-A, 4.75%, 2028	1,000,000	954,510
Georgia Municipal Electric Power Authority Revenue Bonds, Prerefunded Series V, 6.60%, 2018	465,000	574,015
Georgia Municipal Electric Power Authority Revenue Bonds, Unrefunded Series V, 6.60%, 2018	2,285,000	2,754,521
Georgia Private College & Universities Authority, Refunding Revenue Bonds (Mercer University Project), Series A, 5.25%, 2025	1,500,000	1,420,500

		6,830,536

Illinois (11.8%)
Chicago Park District, Illinois General Obligation Unlimited Tax Park Bonds Series 1996, 5.60%, 2021	3,050,000	3,269,295
Chicago, Illinois Project General Obligation Limited, Series A, 5.38%, 2024	2,930,000	3,017,490
Illinois Development Finance Authority Hospital Revenue Bonds, (Adventist Health Systems/Sunbelt Obligation), 5.50%, 2020	1,750,000	1,763,843
Illinois Development Finance Authority Hospital Revenue Bonds, (Adventist Health Systems/Sunbelt Obligation), 5.65%, 2024	3,000,000	3,025,410
Illinois State Building, Illinois Sales Tax Revenue Bonds Series V, 6.38%, 2017	2,500,000	2,690,200
Illinois State General Obligation Unlimited Revenue Bonds, 5.25%, 2013	1,000,000	1,113,700
Illinois State General Obligation Unlimited Revenue Bonds, 5.25%, 2023	3,425,000	3,560,151
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (McCormick Place Expansion Project), 5.50%, 2024	4,500,000	4,688,729

		23,128,818

Indiana (4.9%)
Ball State University Student Fee Revenue Bonds, Series J, 6.20%, 2020	1,000,000	1,147,930
Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980, 9.00%, 2015	5,335,000	7,259,601
New Albany Floyd County School Building Corp., 5.75%, 2020	1,000,000	1,100,840

		9,508,371

Kansas (0.9%)
Wichita, Kansas Hospital Revenue Refunding Bonds (Facilities Improvements Series 11), 6.75%, 2019	1,500,000	1,681,680

58 Semiannual Report 2004

Municipal Bonds (continued)

	Principal
	Amount	Value

Louisiana (1.1%)
Tobacco Settlement Financing Corp. (Louisiana Revenue Asset Backed), Series 2001B, 5.88%, 2039	$2,500,000	$2,080,825

Massachusetts (4.5%)
Massachusetts Bay Transportation Authority Revenue Bonds, (General Transportation System), Series A, 5.38%, 2019	2,000,000	2,127,500
Massachusetts State Consumer Loan General Obligation Limited, Series C, 5.50%, 2015	1,500,000	1,659,960
Massachusetts State Consumer Loan General Obligation Limited, Series D, 5.50%, 2019	1,000,000	1,103,440
Massachusetts State General Obligation Unlimited Bonds, Series D, 5.50%, 2018	2,000,000	2,212,240
Massachusetts State Prerefunded Consumer Loan General Obligation Limited, Series B, 5.25%, 2021	95,000	103,703
Massachusetts State Unrefunded Consumer Loan General Obligation Limited, Series B, 5.25%, 2021	1,405,000	1,533,712

		8,740,555

Michigan (4.0%)
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992, 6.25%, 2012	3,500,000	4,052,615
Michigan State Hospital Finance Authority Refunding Revenue Bonds, (Henry Ford Health), 6.00%, 2024	1,500,000	1,545,555
Michigan State Hospital Finance Authority Revenue Bonds, (Ascension Health Credit), Series A, 5.75%, 2018	2,000,000	2,280,920

		7,879,090

Minnesota (1.3%)
Minnesota State Housing Finance Agency Single-Family Mortgage Revenue Bonds, Series 1994-K, 6.40%, 2015	840,000	850,760
St. Louis Park, Minnesota Independent School District Number 283 General Obligation Unlimited Tax Bonds, 5.75%, 2018	1,500,000	1,644,930

		2,495,690

Missouri (1.0%)
Jackson County, Missouri Special Obligation Revenue Bonds, Series A, 5.50%, 2012	1,415,000	1,593,290
Missouri State Environmental Improvement & Energy Resource Authority, State Revolving Fund-Multiple, Series A, Refunded Portion, 6.55%, 2014	365,000	367,672

		1,960,962

Nevada (0.6%)
University of Nevada Community College Revenue Bonds, 5.38%, 2020	1,200,000	1,256,304

New Jersey (2.4%)
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series A, 5.75%, 2017	1,000,000	1,138,550
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series B, 6.00%, 2015	2,000,000	2,330,019
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded Series 1991-C, 6.50%, 2016	790,000	935,218
New Jersey State Turnpike Authority Revenue Bonds, Unrefunded Series 1991-C, 6.50%, 2016	210,000	247,666

		4,651,453

New Mexico (0.8%)
Bernalillo County, New Mexico Gross Receipts Tax Revenue Bonds, 5.25%, 2026	1,500,000	1,532,730

New York (1.2%)
New York State Local Government Assistance Corporation Revenue Refunding Bonds, Series 1993-E, 6.00%, 2014	1,000,000	1,139,860
New York, New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.75%, 2019	205,000	226,796
New York, New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.75%, 2019	795,000	914,727

		2,281,383

North Carolina (2.7%)
North Carolina Housing Finance Agency, Single-Family Revenue Bonds, Series A, 6.25%, 2017	1,075,000	1,098,521
North Carolina Medical Care Commission Hospital Revenue Bonds (Firsthealth of the Carolinas), 4.75%, 2026	2,000,000	1,938,480
North Carolina Medical Care Commission Hospital Revenue Bonds, (Gaston Health Care), 5.00%, 2029	2,300,000	2,224,169

		5,261,170

Ohio (5.7%)
Allen County, Ohio Special Obligation Revenue Bonds, 5.25%, 2015	3,180,000	3,454,784
Cleveland, Ohio Waterworks Revenue Bonds, Series K, 5.25%, 2020	1,000,000	1,052,100
Franklin County, Ohio Hospital Refunding & Improvement Revenue Bonds, (The Children’s Hospital Project), Series 1996-A, 5.75%, 2020	1,100,000	1,126,103
Hamilton, Ohio City School District General Obligation Bonds, Series A, 5.50%, 2019	1,000,000	1,078,920
Montgomery County, Ohio Hospital Revenue Bonds (Kettering Medical Center), 6.75%, 2018	2,500,000	2,724,250
Ohio State Building, Ohio Sales Tax Revenue Bonds, Revenue Bonds, 5.00%, 2017	1,655,000	1,737,833

		11,173,990

2004 Semiannual Report 59

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Tax Free Income Fund (Continued)

Core Series

Municipal Bonds (continued)

	Principal
	Amount	Value

Pennsylvania (0.5%)
Pennsylvania State University General Obligation Unlimited Bonds, 5.25%, 2016	$1,000,000	$1,073,140

South Carolina (4.9%)
Greenville, South Carolina Waterworks Revenue Bonds, 5.25%, 2016	1,685,000	1,803,253
South Carolina State Housing Finance & Development Authority Homeownership Mortgage Purchase Bonds, Series 1994-A, 6.38%, 2016	1,415,000	1,432,871
South Carolina State Public Service Authority Revenue Bonds, Series A, 5.50%, 2022	1,000,000	1,066,750
South Carolina Transportation Infrastructure Revenue Bonds, 5.50%, 2030	1,000,000	1,133,450
South Carolina Transportation Infrastructure Revenue Bonds, Series A, 5.38%, 2024	3,000,000	3,122,161
Spartanburg, South Carolina Water System Revenue Bonds, Series 1996, 6.10%, 2021	1,000,000	1,087,060

		9,645,545

Tennessee (2.9%)
Nashville & Davidson County, Tennessee Health & Educational Facilities Revenue Bonds (Meharry Medical College New Collateralized), Series 1979, 7.88%, 2004	245,000	249,961
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 5.38%, 2024	4,200,000	4,275,390
Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 6.00%, 2014	1,000,000	1,096,730

		5,622,081

Texas (17.7%)
Beaumont Independent School District, Texas General Obligation Unlimited Tax School Building Bonds, Series 1996, 5.00%, 2016	2,325,000	2,397,052
Collin County, Texas Permanent Improvement General Obligation Limited Tax Bonds, Series A, 5.50%, 2019	1,300,000	1,391,091
Comal, Texas Independent School District General Obligation Unlimited Tax School Building and Refunding Bonds, 5.63%, 2019	2,000,000	2,179,200
Fort Bend Independent School District, Texas General Obligation Unlimited Tax Bonds, Series 1996, 5.00%, 2018	2,300,000	2,400,257
Fort Worth, Texas General Obligation Limited Tax Bonds, 5.63%, 2017	1,350,000	1,454,261
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B, 5.75%, 2027	5,325,000	5,903,562
Houston, Texas Independent School District General Obligation Limited Tax School House Refunding Bonds, Series 1997, 5.38%, 2017	1,500,000	1,607,460
Houston, Texas Independent School District General Obligation Limited Tax School House Refunding Bonds, Series A, 4.75%, 2026	2,000,000	1,931,460
Leander, Texas Independent School District General Obligation Unlimited Refunding Bonds, 5.00%, 2022	1,000,000	1,020,430
Lower Colorado River Authority, Texas Junior Lien Refunding Revenue Bonds, Escrowed Series 1992, 6.00%, 2017	1,245,000	1,459,152
Montgomery County, Texas General Obligation Limited, 5.25%, 2019	1,000,000	1,054,190
San Antonio, Texas Water Revenue Bonds, 5.00%, 2025	1,000,000	1,002,670
Socorro, Texas Independent School District General Obligation Unlimited Tax Bonds, Series A, 5.75%, 2014	1,000,000	1,094,110
Spring Branch, Texas Independent School District General Obligation Limited, 5.20%, 2020	1,500,000	1,570,020
Texas State Water Development General Obligation Unlimited Tax Bonds, Series 1994, 6.90%, 2017	2,415,000	2,445,598
United Independent School District General Obligation Unlimited Tax Bonds, 5.38%, 2025	1,000,000	1,028,490
Weatherford, Texas Independent School District General Obligation Unlimited Tax School Building and Refunding Bonds, Series 1994, 6.50%, 2015	2,655,000	2,762,474
Wichita Falls, Texas Water and Sewer Revenue Bonds (Priority Lien), 5.38%, 2019	2,000,000	2,117,120

		34,818,597

60 Semiannual Report 2004

Municipal Bonds (continued)

	Principal
	Amount	Value

Utah (0.5%)
Utah State Housing Finance Agency Multi-Family Housing Refunding Revenue Bonds (Cottonwoods Apartment Project), Issue 1995, 6.30%, 2015	$1,000,000	$1,029,270

Vermont (1.1%)
Vermont Educational & Health Buildings Financing Agency Revenue Bonds (Fletcher Allen Health), Series A, 6.00%, 2023	2,000,000	2,219,960

Virginia (4.0%)
Fairfax County, Virginia Water Authority Refunding Revenue Bonds, Series 1992, 6.00%, 2022	940,000	1,042,930
Henrico County, Virginia Water & Sewer System Refunding Revenue Bonds, Series 1994, 5.88%, 2014	1,205,000	1,234,016
Virginia College Building Authority Educational Facilities Revenue Bonds, 5.00%, 2018	3,955,000	4,122,455
Virginia Commonwealth Transportation Board Revenue Bonds, 5.00%, 2018	1,435,000	1,496,935

		7,896,336

Washington (5.3%)
Seattle, Washington Municipal Light & Power Revenue Improvement & Refunding Revenue Bonds, 5.13%, 2026	1,000,000	1,006,400
Seattle, Washington Water Systems Revenue Bonds, 5.38%, 2029	2,000,000	2,035,140
Washington State General Obligation Limited, 5.00%, 2015	2,500,000	2,628,200
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series 1997-D, 5.38%, 2022	3,500,000	3,635,765
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series C, 5.80%, 2017	1,000,000	1,106,590

		10,412,095

Wisconsin (1.4%)
Wisconsin State General Obligation Unlimited, Series C, 5.55%, 2021	1,000,000	1,075,610
Wisconsin State Transportation Revenue Bonds, Series A, 5.50%, 2016	1,500,000	1,636,830

		2,712,440

Total Municipal Bonds		191,285,851

Total Investments (Cost $180,214,589) (a) — 97.9%		191,285,851
Other assets in excess of liabilities — 2.1%		4,101,971

NET ASSETS — 100.0%		$195,387,822

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

Distribution of investments, as a percentage of net assets in securities at value, is as follows:

Industry	Percent	Value

Air, Water, and Solid Waste	1.1%	$2,117,120
Airports Flying Fields	2.4%	4,758,800
Colleges and Universities	5.1%	10,040,759
Educational Services	1.1%	2,194,950
Electric and Other Services	0.8%	1,523,131
Elementary and Secondary Schools	5.7%	11,204,444
Environmental Quality	0.2%	367,672
Facilities Support Services	3.8%	7,429,233
Finance, Taxation, and Money	6.2%	12,201,178
General Obligation	25.5%	49,746,297
Health Services	7.0%	13,745,603
Highway and Street Construction	0.8%	1,496,935
Hospitals	10.3%	20,178,288
Multi-Family Housing	0.5%	1,029,270
Regulation, Administration of Transportation	1.4%	2,819,713
Regulation, Administration of Utilities	0.5%	1,006,400
Single Family Housing	2.3%	4,562,751
Tobacco and Tobacco Products	3.9%	7,567,110
Transportation Services	8.8%	17,111,281
Water, Sewer, and Utility	10.3%	20,184,916

Total	97.9%	191,285,851

See notes to financial statements.

2004 Semiannual Report 61

Core Series

Gartmore Money Market Fund	Institutional Class symbol: GMIXX Prime Shares symbol: MIFXX Service Class symbol: NWSXX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Money Market Fund returned 0.29% versus 0.27% for its benchmark, the iMoneyNet First Tier Retail Average Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds was 0.17%.

The objective of this Fund is to seek as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. To achieve this goal, we invest in high-quality money market obligations maturing in 397 days or less. In general, these include commercial paper and other debt obligations issued by U.S. and foreign corporations, asset-backed commercial paper, and U.S. government and agency bonds, bills and notes.

During the semiannual period, the Federal Reserve kept interest rates at a historically low 1.00% and indicated a balanced risk bias for the U.S. economy. Because we believed the target federal funds rate would remain stable, we purchased securities with longer maturities and higher returns. In accordance with the Fund’s objective, we successfully executed this strategy without negatively affecting its liquidity. The weighted average maturity of the Fund was 48 days as of April 30, 2004. This aspect of the Fund, as well as the Fund’s diversification of assets, is continuously monitored versus peer first-tier funds.

Following the release of the April 2, 2004, unemployment report by the U.S. Department of Labor’s Bureau of Labor Statistics, the markets were anticipating a federal funds rate increase sometime in 2004. As a result, we have stopped buying callable U.S. government agency securities with 13-month final maturities.

Looking ahead, the Fund is positioned to capitalize on higher returns through a shortening of its weighted average maturity. We have a two-fold strategy of purchasing fixed-rate obligations with final maturity dates prior to the June 30, 2004, Federal Reserve meeting and floating-rate obligations with coupons that reset in response to a current market indicator, such as the federal funds rate or the London Interbank Offered Rate (LIBOR).

Portfolio Manager: Patricia Mynster

Average Annual Total Return

(For Periods Ended April 30, 2004)

	6 Month*	1 Yr.	5 Yr.	10 Yr.

Institutional Class Shares[1]	0.29%	0.60%	2.91%	3.95%

Prime Shares	0.26%	0.54%	2.87%	3.93%

Service Class Shares[1]	0.19%	0.41%	2.77%	3.87%

There is no sales charge on the shares of the Money Market Fund. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Not Annualized.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

Growth of a $10,000 Investment

An investment in the Money Market Fund is neither insured not guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Gartmore Money Market Fund, the IMoneyNet-First Tier Retail(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/04. Unlike the Fund, the returns for these unmanaged indexes does not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The IMoneyNet-First Tier Retail is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

62 Semiannual Report 2004

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Money Market Fund

Commercial Paper (71.8%)

	Principal
	Amount	Value

ASSET BACKED MORTGAGES (3.3%)
Georgetown Funding Co. (3.3%)
1.06%, 05/18/04 (b)	$7,000,000	$6,996,513
1.07%, 06/01/04 (b)	25,000,000	24,976,965
1.05%, 06/18/04 (b)	15,000,000	14,979,000
1.09%, 07/15/04 (b)	5,000,000	4,988,646

		51,941,124

ASSET BACKED SECURITIES (11.8%)
CC USA, Inc. (1.3%)
1.05%, 05/25/04 (b)	15,000,000	14,989,550
1.07%, 07/12/04 (b)	5,000,000	4,989,300

		19,978,850

Giro Funding Corp. (3.9%)
1.04%, 05/03/04 (b)	3,797,000	3,796,781
1.06%, 05/07/04 (b)	2,276,000	2,275,598
1.05%, 05/10/04 (b)	8,195,000	8,192,849
1.03%, 05/17/04 (b)	1,706,000	1,705,219
1.04%, 05/21/04 (b)	10,000,000	9,994,250
1.05%, 05/25/04 (b)	1,700,000	1,698,821
1.04%, 06/23/04 (b)	33,793,000	33,741,507

		61,405,025

K2 (USA) LLC (1.5%)
1.06% - 1.16%, 05/17/04 (b)	9,000,000	8,995,538
1.04%, 05/19/04 (b)	2,850,000	2,848,518
1.10%, 07/28/04 (b)	500,000	498,668
1.15%, 11/15/04 (b)	12,000,000	11,924,760

		24,267,484

Premier Asset Collateralized Entity LLC (1.2%)
1.06%, 05/17/04 (b)	4,250,000	4,247,998
1.20%, 05/20/04 (b)	5,000,000	4,996,833
1.06%, 06/01/04 (b)	10,000,000	9,990,872

		19,235,703

Sigma Finance, Inc. (1.3%)
1.20%, 08/10/04 (b)	15,000,000	15,000,000
1.23%, 12/03/04 (b)	5,000,000	5,000,000

		20,000,000

Stanfield Victoria Funding LLC (1.8%)
1.04%, 05/17/04 (b)	5,000,000	4,997,684
1.06%, 06/10/04 (b)	5,000,000	4,994,111
1.06%, 07/06/04 (b)	5,000,000	4,990,283
1.07%, 07/15/04 (b)	3,000,000	2,993,313
1.12%, 07/22/04 (b)	7,000,000	6,982,143
1.20%, 09/30/04 (b)	3,500,000	3,482,414

		28,439,948

Three Pillars Funding (0.8%)
1.06%, 05/11/04 (b)	629,000	628,815
1.06%, 05/12/04 (b)	329,000	328,893
1.04%, 05/14/04 (b)	1,502,000	1,501,436
1.04%, 06/15/04 (b)	10,028,000	10,014,964

		12,474,108

		185,801,118

ASSET BACKED TRADE & TERM RECEIVABLES (12.3%)
Falcon Asset Securitization Corp. (3.1%)
1.04%, 05/13/04 (b)	32,012,000	32,000,903
1.04%, 05/24/04 (b)	16,000,000	15,989,420

		47,990,323

Golden Funding Corp. (1.2%)
1.05%, 05/20/04 (b)	13,656,000	13,648,432
1.05%, 05/27/04 (b)	5,388,000	5,383,914

		19,032,346

Kitty Hawk Funding Corp. (3.3%)
1.01%, 05/05/04 (b)	18,156,000	18,153,963
1.03%, 05/24/04 (b)	32,000,000	31,978,943
1.03%, 05/26/04 (b)	2,003,000	2,001,567

		52,134,473

Old Line Funding Corp. (1.9%)
1.04%, 05/19/04 (b)	18,022,000	18,012,673
1.04%, 05/26/04 (b)	12,547,000	12,537,982

		30,550,655

Preferred Receivables Funding (1.3%)
1.04%, 05/19/04 (b)	20,000,000	19,989,650

Three Rivers Funding Corp. (1.5%)
1.03%, 05/03/04 (b)	20,000,000	19,998,855
1.03%, 05/20/04 (b)	4,044,000	4,041,802

		24,040,657

		193,738,104

AUTOMOBILES (0.1%)
Volkswagen of America, Inc. (0.1%)
1.07%, 05/03/04 (b)	1,532,000	1,531,909

BANKS - DOMESTIC (3.7%)
PB Finance (Delaware) (3.7%)
1.06%, 05/10/04	5,000,000	4,998,675
1.04%, 05/11/04	20,000,000	19,994,250
1.04%, 05/12/04	23,000,000	22,992,691
1.06%, 06/15/04	5,000,000	4,993,375
1.08%, 07/08/04	5,000,000	4,989,800

		57,968,791

2004 Semiannual Report 63

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Money Market Fund (Continued)

Core Series

Commercial Paper (continued)

	Principal
	Amount	Value

BANKS - FOREIGN (12.8%)
Barclays US Funding Corp. (0.1%)
1.03%, 05/06/04	$1,700,000	$1,699,757

HBOS Treasury Services (1.8%)
1.05%, 05/04/04	15,000,000	14,998,693
1.06%, 05/07/04	500,000	499,912
1.05%, 05/12/04	1,200,000	1,199,617
1.06%, 05/24/04	3,100,000	3,097,900
1.03%, 05/27/04	1,400,000	1,398,959
1.07%, 06/04/04	945,000	944,049
1.07%, 06/08/04	1,000,000	998,876
1.05%, 06/21/04	1,215,000	1,213,193
1.07%, 07/01/04	2,300,000	2,295,830
1.09%, 07/08/04	2,250,000	2,245,434

		28,892,463

National Bank of New Zealand (3.7%)
1.05%, 05/18/04 (b)	10,000,000	9,995,042
1.04%, 06/14/04 (b)	30,000,000	29,961,866
1.06%, 07/06/04 (b)	20,000,000	19,961,316

		59,918,224

Northern Rock PLC (1.6%)
1.05%, 06/24/04 (b)	25,000,000	24,960,625

Societe General North Americana (2.5%)
1.05%, 05/06/04	25,000,000	24,996,354
1.14%, 10/12/04	5,000,000	4,974,261
1.10%, 12/10/04	10,000,000	9,932,481

		39,903,096

Toronto-Dominion Holdings (USA) (1.1%)
1.03%, 05/21/04	15,393,000	15,384,192
1.06%, 07/07/04	2,020,000	2,016,015

		17,400,207

UBS Finance (DE) LLC (1.1%)
1.07%, 07/12/04	6,713,000	6,698,701
1.19%, 09/20/04	10,000,000	9,953,061

		16,651,762

Westpac Capital Corp. (0.9%)
1.05%, 08/18/04	14,204,000	14,158,843

		203,584,977

BROKER / DEALERS (5.6%)
Bear Stearns Co. (0.6%)
1.03%, 06/02/04 (b)	10,000,000	9,990,844

Goldman Sachs Group, Inc. (2.5%)
1.05%, 05/07/04	10,000,000	9,998,267
1.08%, 05/28/04	5,000,000	4,995,950
1.15%, 08/23/04	25,000,000	25,000,000

		39,994,217

Morgan Stanley Dean Witter & Co. (2.5%)
1.02%, 05/07/04	13,616,000	13,613,685
1.03%, 05/28/04	25,000,000	24,980,688

		38,594,373

		88,579,434

BUILDING SOCIETY (7.3%)
Nationwide Building Society (3.5%)
1.04%, 05/10/04	18,155,000	18,150,257
1.04% - 1.05%, 05/17/04	31,711,000	31,695,192
1.03%, 06/24/04	5,000,000	4,992,275

		54,837,724

Yorkshire Building Society (3.8%)
1.02%, 05/10/04	10,000,000	9,997,450
1.04%, 05/18/04	4,300,000	4,297,888
1.04%, 05/19/04	5,000,000	4,997,400
1.05%, 06/14/04	15,000,000	14,980,842
1.07%, 06/23/04	10,000,000	9,984,247
1.07% - 1.11%, 07/08/04	15,200,000	15,168,569

		59,426,396

		114,264,120

FINANCE - CONSUMER LOANS (1.7%)
Iowa Student Loan Liq. Co. (1.7%)
1.04%, 05/06/04 (b)	26,492,000	26,488,173

FINANCE - CONSUMER SALES (1.0%)
Household Finance Corp. (1.0%)
1.06%, 05/03/04	15,000,000	14,999,117

FINANCE - DIVERSIFIED (2.8%)
ABN Amro NA Finance, Inc. (0.9%)
1.08%, 07/07/04	10,000,000	9,980,086
1.09%, 08/05/04	4,410,000	4,397,299

		14,377,385

General Electric Capital Corp. (1.6%)
1.16%, 05/04/04 (b)	9,000,000	8,999,130
1.05%, 06/02/04 (b)	10,000,000	9,990,668
1.16%, 11/02/04 (b)	5,000,000	4,970,451

		23,960,249

General Electric Financial Assurance Holdings (0.3%)
1.03%, 05/14/04 (b)	5,000,000	4,998,140

		43,335,774

FINANCE - HEAVY EQUIPMENT (0.4%)
Cargill, Inc. (0.4%)
1.03%, 05/19/04 (b)	6,322,000	6,318,744

64 Semiannual Report 2004

Commercial Paper (continued)

	Principal
	Amount	Value

INSURANCE (5.8%)
Allianz Finance Corp. (1.8%)
1.05%, 06/07/04 (b)	$27,692,000	$27,662,116

ING America Insurance (2.7%)
1.06%, 06/09/04	17,100,000	17,080,364
1.09%, 08/26/04	25,045,000	24,956,277

		42,036,641

Marsh & McLennan Co. (0.0%)
1.02%, 05/05/04 (b)	680,000	679,923

New York Life Capital Corp. (1.3%)
1.02%, 05/04/04	20,436,000	20,434,263

		90,812,943

RAILROAD TRANSPORTATION (1.3%)
Network Rail PLC (1.3%)
1.04%, 05/17/04 (b)	10,000,000	9,995,400
1.04%, 06/22/04 (b)	10,000,000	9,984,978

		19,980,378

TELECOMMUNICATIONS (1.9%)
SBC International, Inc. (1.9%)
1.04%, 05/10/04 (b)	30,000,000	29,992,200

Total Commercial Paper		1,129,336,906

Floating Rate Notes (15.9%)
ASSET BACKED AUTO RECEIVABLE (0.6%)
Castle Hill III CLO Ltd. (0.6%)
1.14%, 06/16/04 (b) (c)	10,000,000	10,000,000

ASSET BACKED MORTGAGES (1.0%)
Duke Funding VI Managed (0.3%)
1.18%, 07/08/04 (b) (c)	5,000,000	5,000,000

Newcastle CDO, Ltd. (0.7%)
1.13%, 05/24/04 (b) (c)	10,000,000	10,000,000

		15,000,000

ASSET BACKED SECURITIES (6.6%)
Commodore CDO I LTD Class A1MM (1.0%)
1.27%, 06/12/04 (b) (c)	15,000,000	15,000,000

K2 (USA) LLC (1.8%)
1.03%, 05/06/04 (b) (c)	30,000,000	29,998,847

NorthLake CDO Class I-MM (1.2%)
1.20%, 06/06/04 (b) (c)	20,000,000	20,000,000

Premier Asset Collateralized Entity LLC (0.2%)
1.06%, 05/03/04 (b) (c)	3,500,000	3,499,999

Sigma Finance, Inc. (1.3%)
1.06%, 05/20/04 (b) (c)	5,000,000	4,999,773
1.06%, 05/28/04 (b) (c)	15,000,000	14,999,777

		19,999,550

Stanfield Victoria Funding LLC (1.1%)
1.07%, 05/20/04 (b) (c)	17,000,000	16,999,750

		105,498,146

BANKS - DOMESTIC (0.8%)
Wells Fargo & Co. (0.8%)
1.11%, 05/04/04 (c)	13,000,000	13,000,000

BANKS - FOREIGN (2.2%)
HBOS Treasury Services (1.1%)
1.14%, 05/20/04 (c)	18,000,000	18,000,000

Northern Rock PLC (0.8%)
1.13%, 06/09/04 (b) (c)	12,500,000	12,500,000

Westdeutsche Landesbank Giro (0.3%)
1.05%, 06/07/04 (b) (c)	5,000,000	5,000,000

		35,500,000

BROKER / DEALERS (1.0%)
Goldman Sachs Group, Inc. (1.0%)
1.12%, 05/20/04 (c)	15,000,000	15,000,000

FINANCE - DIVERSIFIED (1.7%)
General Electric Capital Corp. (1.7%)
1.18%, 05/10/04 (b) (c)	19,000,000	19,000,000
1.18%, 05/17/04 (b) (c)	7,000,000	7,000,000

		26,000,000

GOVERNMENT AGENCY (1.0%)
Federal Farm Credit Bank (1.0%)
0.99%, 05/09/04 (c)	15,000,000	15,000,000

INSURANCE (1.0%)
Allstate Life Global Funding (1.0%)
1.09%, 05/10/04 (b) (c)	15,000,000	15,000,000

Total Floating Rate Notes		249,998,146

U.S. Government Sponsored & Agency Obligations (5.4%)
FEDERAL FARM CREDIT BANK (0.9%)
1.20%, 06/09/04, Callable	14,150,000	14,149,246

2004 Semiannual Report 65

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Money Market Fund (Continued)

Core Series

U.S. Government Sponsored & Agency Obligations (continued)

	Principal
	Amount	Value

FEDERAL HOME LOAN BANK (3.2%)
1.30%, 02/23/05, Callable	$10,000,000	$10,000,000
1.47%, 03/01/05	10,000,000	10,000,000
1.25%, 03/04/05, Callable	10,000,000	10,000,000
1.25%, 03/29/05, Callable (c)	10,000,000	10,000,000
1.35%, 04/29/05	10,000,000	10,000,000

		50,000,000

FEDERAL HOME LOAN MORTGAGE CORPORATION (0.0%)
1.23%, 06/07/04	100,000	99,874

FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.3%)
1.40%, 05/03/05, Callable	10,000,000	10,000,000
1.50%, 05/09/05, Callable	10,000,000	10,000,000

		20,000,000

Total U.S. Government Sponsored & Agency Obligations		84,249,120

Taxable Municipal Bonds (3.7%)
ELECTRIC UTILITY (3.1%)
South Carolina Public Service Authority (3.1%)
1.04%, 05/03/04	14,600,000	14,599,156
1.05%, 05/05/04	5,000,000	4,999,417
1.05%, 05/06/04	3,445,000	3,444,498
1.07%, 05/12/04	10,320,000	10,316,626
1.05%, 05/27/04	15,000,000	14,988,625

		48,348,322

GOVERNMENTAL FINANCING (0.6%)
Sunshine State Governmental Financing Commission (0.6%)
1.07%, 06/08/04	2,043,000	2,040,693
1.07%, 06/08/04	7,143,000	7,134,932

		9,175,625

Total Taxable Municipal Bonds		57,523,947

Certificates of Deposit (2.2%)
BANKS - DOMESTIC (2.2%)
State Street Corp. (2.2%)
1.31%, 04/15/05	35,000,000	35,000,000

Total Certificates of Deposit		35,000,000

ASSET BACKED EQUIPMENT TRUST (1.1%)
CIT Equipment Collateral (0.5%)
1.12%, 03/20/05, Callable (b)	7,932,534	7,932,534

CNH Equipment Trust (0.6%)
1.23%, 12/13/04	9,353,792	9,353,792

Total Corporate Bonds		17,286,326

Money Market (0.0%)
Management investment, open-end - Mutual Funds (0.0%)
Aim Liquid Assets Portfolio - Institutional Class	560,970	560,970

Total Money Market		560,970

Total Investments (Cost $1,573,955,415) (a) — 100.1%		1,573,955,415
Liabilities in excess of other assets — (0.1)%		(810,090)

NET ASSETS — 100.0%		$1,573,145,325

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Rule 144A, Section 4(2) or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2004. The maturity date represents the next reset date for the security.

See notes to financial statements.

66 Semiannual Report 2004

Core Series

Gartmore Morley Enhanced Income Fund	Class A Shares symbol: NMEAX Institutional Class symbol: NMEIX Institutional Service Class symbol: NMESX Class R Shares symbol: GMERX

How did the Fund perform?

For the semiannual period ended April 30, 2004, Gartmore Morley Enhanced Income Fund returned 0.27% versus 0.65% for its benchmark, the Lipper Ultra-Short Bond Fund Index. For broader comparison, the average return for the Fund’s Lipper peer category of Corporate Debt Funds BBB-Rated was 1.77%.

This Fund seeks to provide a high level of income while preserving capital and minimizing fluctuations in your account value. The Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The Fund is managed so that its duration will not exceed two years. The Fund may use futures and/or options to adjust the Fund’s duration.

Interest rates declined during most of the semiannual reporting period before a large bond market sell-off in April 2004 left yields approximately 50 basis points higher. The Fund grew rapidly (approximately 51%) during the semiannual period when reinvestment rates were generally at historically low levels, which hurt the performance of the Fund relative to its benchmark.

During the semiannual period, yields on short-intermediate maturities rose by approximately 50 basis points while ultra-short maturity rates remained relatively unchanged at about 1.00%. Short-intermediate issues were hurt most by the dramatic sell-off in the bond market in April 2004. In addition, spreads on fixed-income assets appeared to follow the pattern of absolute interest rates, declining during most of the semiannual period before widening as interest-rate levels rose in April. This movement had a greater negative impact on the Fund’s performance than on that of the benchmark, since the Fund maintains an ultra-high credit quality focus.

We shortened the Fund’s average duration during the semiannual period from 2.05 years on Nov. 1, 2003, to 1.25 years on April 30, 2004, in anticipation of the rising interest-rate environment that became a reality in April, 2004. This adjustment allowed us to reduce much of the Fund’s exposure to longer-duration assets. We also reduced the futures hedge in the Fund’s portfolio that serves to lower the Fund’s overall duration. The overall hedged duration of the Fund was reduced from 0.97 years to 0.75 years during the semiannual period.

The Fund is positioned defensively against a rising interest-rate environment. By our moving out of many of the Fund’s short-intermediate maturity assets into ultra-short assets and reducing the futures hedge, we expect the Fund’s performance to be less variable versus its benchmark. The Fund continues to maintain a high credit quality focus, with 98% of the assets rated triple-A.

Portfolio Managers: Perpetua Phillips and Mark Kummerer

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	Inception[1]

Class A	w/o SC2	0.27%	0.06%	2.37%
	w/SC3	-3.48%	-3.73%	1.47%

Institutional Class[4]		0.45%	0.40%	2.77%

Institutional Service Class[4]		0.32%	0.15%	2.53%

Class R [4,5]		0.15%	0.02%	2.36%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 3.75% front-end sales charge was deducted.

[4]	Not subject to any sales charges.

[5]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R shares; if these fees were reflected, the performance for Class R shares would have been lower.

Growth of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Morley Enhanced Income Fund, Lipper Ultra Short Fund Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Lipper Ultra-Short Bond Fund Index consists of funds with at least 65% of their assets in investment-grade debt instruments and maintains a portfolio with average maturity between 91 and 365 days.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 67

Core Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Morley Enhanced Income Fund

Asset Backed Securities (58.6%)

	Principal
	Amount	Value

Agency Wrapped (3.7%)
Federal Home Loan Mortgage Corporation (1.2%)
Series T-47, Class A3, 2.47%, 08/27/07	$994,670	$994,919
Series T-50, Class A7, 3.55%, 10/27/31	2,000,000	1,997,525

		2,992,444

Federal National Mortgage Association (2.5%)
Series 2003-T3, Class 2A2, 2.31%, 12/25/23	4,000,000	4,008,448
Series 2003-W13, Class AF3, 2.85%, 10/25/33	2,500,000	2,480,372

		6,488,820

		9,481,264

Auto Loans (18.3%)
Capital Auto Receivables Asset Trust, 3.05%, 09/15/05	3,500,000	3,522,129
Capital Auto Receivables Asset Trust, 2.27%, 01/17/06	4,025,000	4,046,221
Capital Auto Receivables Asset Trust, 1.44%, 02/15/07	3,000,000	2,986,265
Capital Auto Receivables Asset Trust, 4.16%, 07/16/07	5,130,000	5,231,913
Chase Manhattan Auto Owner Trust, 1.60%, 09/15/06	3,000,000	2,999,989
Chase Manhattan Auto Owner Trust, 1.52%, 05/15/07	4,950,000	4,927,672
Chase Manhattan Auto Owner Trust, 4.21%, 01/15/09	4,000,000	4,105,474
Daimler Chrysler Auto Trust, 1.61%, 07/10/06	4,000,000	4,000,737
Daimler Chrysler Auto Trust, 2.12%, 11/08/06	5,000,000	5,010,922
Ford Credit Auto Owner Trust, 3.79%, 09/15/06	3,500,000	3,569,152
Honda Auto Receivables Owner Trust, 1.52%, 04/21/06	6,000,000	6,002,120

		46,402,594

Credit Cards (18.5%)
Bank One Issuance Trust, 4.16%, 01/15/08	4,000,000	4,094,342
Bank One Issuance Trust, 1.15%, 10/15/08 (b)	3,100,000	3,101,676
Capital One Master Trust, 7.20%, 08/15/08	5,000,000	5,288,783
Chase Credit Card Master Trust, 1.15%, 04/15/08 (b)	4,000,000	4,002,614
Chase Credit Card Master Trust, 1.29%, 03/16/09 (b)	4,000,000	4,010,167
Citibank Credit Card Issuance Trust, 2.50%, 04/07/08	4,000,000	3,991,921
Citibank Credit Card Master Trust, 6.10%, 05/15/08	3,000,000	3,202,356
Discover Master Card Trust, 5.15%, 10/15/09	2,000,000	2,107,992
First USA Credit Card Trust, 1.20%, 05/17/07 (b)	5,000,000	5,001,512
MBNA Master Credit Card Trust, 6.60%, 04/16/07	3,500,000	3,596,512
MBNA Master Credit Card Trust, 1.21%, 02/15/08 (b)	4,100,000	4,104,669
Standard Credit Card Master Trust, 7.25%, 04/07/08	4,000,000	4,346,970

		46,849,514

Mortgage Backed (18.1%)
Centex Home Equity, Series 2003-C, Class AF2, 2.92%, 05/25/21	3,000,000	3,012,563
Chase Funding Mortgage Loan, Series 2002-1, Class 1A3, 5.04%, 12/25/23	652,407	654,963
Chase Funding Mortgage Loan, Series 2002-4, Class 1A2, 2.81%, 10/25/17	856,622	857,728
Chase Funding Mortgage Loan, Series 2003-1, Class 1A2, 2.55%, 12/25/17	2,000,000	2,004,575
Chase Funding Mortgage Loan, Series 2003-4, Class 1A2, 2.14%, 07/25/18	4,000,000	3,975,302
Countrywide Securities, Series 2002-SC1, Class A2, 3.33%, 06/25/17	468,115	467,853
Equity One, Inc., Series 2003-2, Class AF-2, 2.41%, 09/25/33	3,000,000	3,005,656
JP Morgan Chase Commercial Mortgage, Series 2001-CIB3, Class A1, 4.47%, 11/15/35	3,289,589	3,370,076
Residential Asset Mortgage Products, Inc., Series 2002-RS6, Class AI3, 3.82%, 01/25/28	1,666,366	1,680,799
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class AI2, 3.05%, 03/25/25	3,000,000	2,999,351
Residential Asset Mortgage Products, Inc., Series 2003-RS5, Class A13, 2.59%, 10/25/28	3,000,000	2,953,202
Residential Asset Mortgage Products, Inc., Series 2003-RS9, Class AI3, 3.61%, 10/25/28	4,000,000	3,982,389
Residential Asset Mortgage Products, Inc., Series 2004-RS1, Class AI2, 2.88%, 08/25/24	5,000,000	4,986,675

68 Semiannual Report 2004

Asset Backed Securities (continued)

	Principal
	Amount	Value

Mortgage Backed (continued)
Residential Asset Securities Corp., Series 2002-KS8, Class A3, 3.69%, 03/25/27	$2,000,000	$2,020,431
Residential Asset Securities Corp., Series 2003-KS2, Class AI2, 2.15%, 01/25/24	3,000,000	2,999,879
Residential Asset Securities Corp., Series 2003-KS7, Class AI3, 3.37%, 12/25/28	3,000,000	3,005,907
Residential Funding Mortgage Securities, Series 2004-HS1, AI3, 2.68%, 01/25/19	3,900,000	3,804,325

		45,781,674

Total Asset Backed Securities		148,515,046

U.S. Government Agencies (13.8%)
Federal Home Loan Bank (4.4%)
1.51%, 12/08/04	5,500,000	5,506,485
2.13%, 12/15/04	5,500,000	5,526,845

		11,033,330

Federal Home Loan Mortgage Corporation (2.2%)
1.51%, 12/07/04	5,500,000	5,506,556

Federal National Mortgage Association (7.2%)
3.50%, 09/15/04	6,000,000	6,053,586
1.46%, 11/12/04	5,500,000	5,464,025
2.88%, 10/15/05	5,000,000	5,056,155
6.40%, 05/14/09	2,000,000	2,002,960

		18,576,726

Total U.S. Government Agencies		35,116,612

Collateralized Mortgage Obligations (11.2%)
Federal Home Loan Mortgage Corporation (7.3%)
Series 2611, Class KC, 3.50%, 01/15/17	2,663,819	2,641,603
Series 2613, Class PA, 3.25%, 05/15/18	2,667,773	2,609,466
Series 2630, Class JA, 3.00%, 06/15/18	2,742,508	2,690,152
Series 2664, Class GA, 4.50%, 01/15/18	2,771,024	2,810,434
Series 2691, Class MA, 4.00%, 01/15/18	3,701,706	3,771,723
Series 2700, Class PA, 4.50%, 04/15/18	3,729,358	3,822,463

		18,345,841

Federal National Mortgage Association (2.9%)
Series 2003-14, Class AN, 3.50%, 03/25/33	2,994,193	2,957,452
Series 2003-57, Class NB, 3.00%, 06/25/18	2,681,861	2,621,551
Series 2003-75, Class NB, 3.25%, 08/25/18	1,848,531	1,822,287

		7,401,290

Whole Loans (1.0%)
Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 06/25/18	2,690,749	2,635,952

Total Collateralized Mortgage Obligations		28,383,083

Commercial Mortgage Backed Securities (6.5%)
Banc of America Commercial Mortgage, Inc., Series 2003-2, Class A1, 3.41%, 03/11/41	4,342,467	4,319,939
Bear Stearns Commercial Mortgage Securities, Series 2001-TOP2, Class A1, 6.08%, 02/15/35	2,620,312	2,790,869
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A1, 6.03%, 11/18/30	546,165	575,672
LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A1, 3.17%, 12/15/26	1,595,122	1,602,010
Morgan Stanley Dean Witter Capital I, Series 2003-T11, Class A2, 3.26%, 06/13/41	2,792,276	2,774,997
Morgan Stanley Dean Witter, Series 2001-TOP3, Class A1, 5.31%, 07/15/33	1,195,795	1,239,519
Morgan Stanley Dean Witter, Series 2001-TOP5, Class A1, 5.02%, 10/15/35	2,199,272	2,277,820
Morgan Stanley Dean Witter, Series 2002-HQ, Class A1, 4.59%, 04/15/34	314,878	323,622
Morgan Stanley Dean Witter, Series 2002-IQ2, Class A1, 4.09%, 12/15/35	670,234	684,096

Total Commercial Mortgage Backed Securities		16,588,544

2004 Semiannual Report 69

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Morley Enhanced Income Fund (Continued)

Core Series

U.S. Government Agencies - Mortgages (3.1%)

	Principal
	Amount	Value

Federal Home Loan Mortgage Corporation (0.4%)
6.50%, 06/01/14, Pool #E00678	$442,945	$469,076
6.00%, 07/01/16, Pool #E00991	542,299	566,588

		1,035,664

Federal National Mortgage Association (2.7%)
6.50%, 02/01/09, Pool #190255	369,869	393,415
5.50%, 04/01/09, Pool #254256	226,916	231,918
6.00%, 06/01/16, Pool #253845	629,132	656,583
6.00%, 12/01/16, Pool #254089	1,018,388	1,062,824
6.00%, 01/01/17, Pool #545415	869,627	907,573
5.50%, 02/01/17, Pool #254195	1,740,443	1,788,266
5.50%, 02/01/17, Pool #625178	1,656,243	1,701,752

		6,742,331

Total U.S. Government Agencies - Mortgages		7,777,995

Corporate Bonds (1.3%)
Financial Services (1.3%)
Citigroup Inc., 6.75%, 12/01/05	3,000,000	3,207,336

Total Corporate Bonds		3,207,336

Commercial Paper (1.2%)
Banks (1.2%)
Citicorp, 1.04%, 05/04/04	3,000,000	2,999,657

Total Commercial Paper		2,999,657

CS First Boston, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $6,120,028 (Fully collateralized by U.S. Treasury Notes, U.S. Agency Securities, and AA Rated Corporate Bonds)	6,119,549	6,119,549
Nomura Securities, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $4,372,402 (Fully collateralized by AA Rated Corporate Bonds)	4,372,060	4,372,060

Total Repurchase Agreement		10,491,609

Total Investments (Cost $253,950,310) (a) — 99.8%		253,079,882
Other assets in excess of liabilities — 0.2%		555,367

NET ASSETS — 100.0%		$253,635,249

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)	Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2004.

FHLB     Federal Home Loan Bank

FHLMC    Federal Home Loan Mortgage Corp.

At April 30, 2004, the Fund’s open short futures contracts were as follows:

			Market Value	Unrealized
Number of	Short		Covered by	Appreciation
Contracts	Contract*	Expiration	Contracts	(Depreciation)

200	U.S. Treasury 5 Year Note	06/30/04	$21,987,500.00	$655,000
100	U.S. Treasury 2 Year Note	06/30/04	21,254,687.50	246,875

				$901,875

*	Cash pledged as collateral.

See notes to financial statements.

70 Semiannual Report 2004

Core Series

Gartmore Morley Capital Accumulation Fund	Class A Shares symbol: MCAPX Service Class symbol: MCAFX Institutional Class symbol: MCAIX IRA Class symbol: NMIRX

How did the Fund perform?

For the semiannual period ended April 30, 2004, the Gartmore Morley Capital Accumulation Fund returned 1.25%* versus 0.24% for its benchmark, the Lipper Money Market Fund Index. For broader comparison, the average return for the Fund’s Lipper peer category of Short-Intermediate Investment Grade Debt Funds was 0.78%.

This Fund seeks to provide a high level of income while preserving capital and seeking to maintain a stable net asset value per share. The Fund invests in U.S. government securities, investment-grade debt securities, and mortgage-backed and asset-backed securities. The Fund also uses “wrap contracts” in seeking to protect principal and to maintain its assets at a stable net asset value. The Fund’s securities typically have a duration of between 2.0 and 3.5 years. Wrap contracts, which cover certain assets of the Fund, are intended to reduce or eliminate volatility of the Fund’s net asset value caused by changes in interest rates.

The Fund’s assets grew by approximately 20% during the semi-annual period while interest rates were at historically low levels. Rates declined during most of the period before a large bond market sell-off in April 2004 left yields approximately 50 basis points higher. Although reinvestment rates were generally unattractive during the period, they currently are at attractive levels.

During the semi-annual period, yields on short-intermediate maturities rose by approximately 50 basis points, while money market rates remained relatively unchanged at about 1.00%. The Fund benefited from the incremental yield advantage due to the Fund’s longer-maturity issues.

Spreads on fixed-income assets declined during most of the semi-annual period before widening as interest rates rose in April 2004. Fund performance followed a similar pattern because reinvestment rates were less attractive during the period before they rose to attractive levels.

The Fund’s holdings of longer-maturity securities (those with a 2.8-year average duration, excluding wrap contracts) relative to the benchmark provided a strong yield advantage. In addition, Fund holdings in higher-spread asset classes, such as residential and commercial mortgage-backed securities as well as home equity asset-backed securities, enhanced performance due to their higher yields.

The Fund may not be able to maintain a stable net asset value if any governmental or self-regulatory authority determines that it is not appropriate to continue to value wrap contracts as the difference between the market value of the Fund’s covered assets and their book value. The Securities and Exchange Commission (“SEC”) has inquired into the valuation methodology utilized for the wrap agreements by the Fund and other registered stable value funds in the industry. As of the date of the semi-annual report, the SEC has rendered no definitive conclusions regarding the valuation of the wrap contracts. Therefore, these contracts continue to be valued under the valuation procedures approved by the Board of Trustees as described in the Fund’s prospectus. If, however, the SEC determines that the valuation methodology currently utilized by registered stable value funds, including the Fund, is no longer an acceptable practice, the methodology for fair valuing wrap contracts would change and thus, the fair value of the wrap contracts would be different and there would likely be an increase or decrease in the Fund’s net asset value which could fluctuate daily. Gartmore will seek to work with the SEC to address this issue. (see notes to financial statements)

Portfolio Manager: Gartmore Morley Capital Management Team

Average Annual Total Return

(For Periods Ended April 30, 2004)

		6 Month*	1 Yr.	5 Yr.	Inception[1]

Class A2	w/o SC3	1.25%	2.62%	4.45%	4.47%
	w/SC4	-1.79%	-0.47%	3.81%	3.86%

Service Class Shares[5]		1.24%	2.60%	4.46%	4.48%

Institutional Class Shares[5]		1.43%	2.98%	4.86%	4.88%

IRA Shares [5]		1.22%	2.56%	4.44%	4.46%

*	Not Annualized.

[1]	Fund commenced operations on February 1, 1999.

[2]	These returns until the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 3.00% front-end sales charge was deducted.

[5]	Not subject to any sales charges.

Growth of a $10,000 Investment

Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Fund. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Gartmore Morley Capital Accumulation Fund, the Lipper Money Market Fund Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The Lipper Money Market Fund Index generally reflects the return on selected money market mutual funds maintaining a constant price per share.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Semiannual Report 71

Core Series

Statement of Investments
April 30, 2004 (Unaudited)

Gartmore Morley Capital Accumulation Fund

Asset Backed Securities (35.0%)

	Principal
	Amount	Value

Agency ABS (2.0%)
Federal Home Loan Mortgage Corp., 4.16%, 08/27/12, Series T-47	$2,000,000	$2,005,803
Federal National Mortgage Association, 2.87%, 11/25/29, Series 2003-T3	4,000,000	4,030,954
Federal National Mortgage Association, 4.08%, 11/25/32, Series 2002-W11	2,000,000	2,004,342
Federal National Mortgage Association, 4.24%, 02/25/33, Series 2002-W12	3,000,000	3,057,959
FHLMC Structured Pass Through Securities, 3.55%, 10/27/31, Series T-50	5,000,000	4,993,814

		16,092,872

Automobiles (4.8%)
Capital Auto Receivables Asset Trust, 3.40%, 08/15/08, Series 2003-3	6,000,000	6,017,518
Chase Manhattan Auto Owner Trust, 2.06%, 12/15/09, Series 2003-A	9,570,000	9,337,597
Chase Manhattan Auto Owner Trust, 2.94%, 06/15/10, Series 2003-C	10,000,000	9,926,149
Honda Auto Receivables Owner Trust, 2.77%, 11/21/08, Series 2003-3	10,000,000	9,962,573
Volkswagen Auto Loan Enhanced Trust, 2.94%, 03/22/10, Series 2003-2	2,705,000	2,685,609

		37,929,446

Credit Cards (11.8%)
Capital One Master Trust, 6.31%, 06/15/11, Series 1998-1	6,500,000	7,097,266
Capital One Multi-Asset Execution Trust, 3.65%, 07/15/11, Series 2003-A4	10,000,000	9,866,224
Chase Credit Card Master Trust, 5.50%, 11/17/08, Series 2001-4	5,000,000	5,301,864
Citibank Credit Card Issuance Trust, 2.50%, 04/07/08, Series 2003-A5	10,000,000	9,979,802
Citibank Credit Card Master Trust Issue, 6.10%, 05/15/08, Series 1999-5	9,022,000	9,630,552
Citibank Credit Card Master Trust Issue, 2.90%, 05/17/10, Series 2003-A6	8,000,000	7,742,453
Citibank Credit Card Master Trust Issue, 5.88%, 03/10/11, Series 1999-2	4,000,000	4,319,145
Discover Card Master Trust I, 6.05%, 08/18/08, Series 1996-3	7,000,000	7,432,853
Discover Card Master Trust I, 5.15%, 10/15/09, Series 2002-2	10,000,000	10,539,963
Fleet Credit Card Master Trust II, 5.60%, 12/15/08, Series 2001-B	4,011,000	4,240,927
MBNA Master CCT II, 5.75%, 10/15/08, Series 2001-A1	5,000,000	5,305,950
MBNA Master Credit Card Trust, 5.90%, 08/15/11, Series 1999-B	4,945,000	5,350,942
MBNA Master Credit Card Trust, 7.00%, 02/15/12, Series 1999-J	5,903,000	6,678,733

		93,486,674

Home Equity Loans (16.4%)
Centex Home Equity, 3.71%, 10/25/23, Series 2002-D	5,000,000	5,047,554
Centex Home Equity, 3.56%, 06/25/25, Series 2002-C	3,821,490	3,840,129
Centex Home Equity, 2.29%, 11/25/27, Series 2003-B	3,900,000	3,839,147
Centex Home Equity, 3.69%, 03/27/28, Series 2003-C	6,600,000	6,671,322
Chase Funding Loan Acquisition Trust, 5.39%, 05/25/28, Series 2001-AD1	3,005,351	3,022,727
Chase Funding Loan Acquisition Trust, 2.98%, 02/25/30, Series 2003-C1	2,300,000	2,292,293
Chase Funding Mortgage Loan, 4.52%, 02/25/14, Series 2002-4	2,000,000	1,981,074
Chase Funding Mortgage Loan, 2.14%, 07/25/18, Series 2003-4	8,000,000	7,950,604
Chase Funding Mortgage Loan, 3.14%, 07/25/23, Series 2003-1	5,000,000	5,033,906
Chase Funding Mortgage Loan, 5.04%, 12/25/23, Series 2002-1	1,304,814	1,309,926
Chase Funding Mortgage Loan, 2.86%, 12/25/24, Series 2003-2	4,000,000	4,004,525
Countrywide Home Loans, 4.96%, 05/25/32, Series 2002-SC1	2,000,000	2,039,105
Equity One, Inc., 2.41%, 09/25/33, Series 2003-2	2,000,000	2,003,771
Equity One, Inc., 2.74%, 12/25/33, Series 2003-3	8,000,000	7,967,645
Residential Asset Mortgage Products, Inc., 3.05%, 03/25/25, Series 2003-RS11	4,000,000	3,999,135
Residential Asset Mortgage Products, Inc., 3.82%, 01/25/28, Series 2002-RS6	2,999,459	3,025,437
Residential Asset Mortgage Products, Inc., 3.24%, 01/25/29, Series 2003-RS2	6,000,000	6,030,197
Residential Asset Mortgage Products, Inc., 3.49%, 08/25/29, Series 2003-RZ1	5,730,000	5,789,732
Residential Asset Mortgage Products, Inc., 3.38%, 02/25/30, Series 2003-RZ4	8,000,000	7,969,404
Residential Asset Mortgage Products, Inc., 3.70%, 09/25/31, Series 2003-RS5	10,000,000	9,770,179
Residential Asset Securities Corp., 3.58%, 12/25/26, Series 2002-KS6	4,000,000	4,031,608
Residential Asset Securities Corp., 5.23%, 06/25/27, Series 2002-KS2	1,143,913	1,147,519

72 Semiannual Report 2004

Asset Backed Securities (continued)

	Principal
	Amount	Value

Home Equity Loans (continued)
Residential Asset Securities Corp., 2.66%, 11/25/28, Series 2003-KS2	$6,000,000	$5,977,478
Residential Asset Securities Corp., 3.37%, 12/25/28, Series 2003-KS7	8,000,000	8,015,752
Residential Asset Securities Corp., 4.58%, 12/25/30, Series 2002-KS8	9,000,000	9,257,165
Residential Funding Mortgage Securities, 4.36%, 08/25/17, Series 2002-HS3	2,751,401	2,750,626
Residential Funding Mortgage Securities, 2.68%, 01/25/19, Series 2004-HS1	5,000,000	4,877,340

		129,645,300

Total Asset Backed Securities		277,154,292

Collateralized Mortgage Obligations (1.8%)
Countrywide Home Loans, 4.00%, 03/25/33, Series 2003-2	3,775,568	3,737,038
Residential Asset Securitization Trust, 4.25%, 03/25/33, Series 2003-A1	4,831,696	4,892,922
Residential Funding Mortgage Securities, 2.50%, 06/25/18, Series 2003-S11	5,381,498	5,271,904

Total Collateralized Mortgage Obligations		13,901,864

Commercial Mortgage Backed Securities (24.0%)
Banc of America Commercial Mortgage, Inc., 3.41%, 03/11/41, Series 2003-2	7,719,941	7,679,892
Bear Stearns Commercial Mortgage Securities Corp., 6.08%, 02/15/35, Series 2001-TOP2	8,734,373	9,302,896
Bear Stearns Commercial Mortgage Securities Corp., 3.97%, 11/11/35, Series 2002-PBW1	6,735,411	6,700,059
Bear Stearns Commercial Mortgage Securities Corp., 4.06%, 08/15/38, Series 2002-TOP8	2,740,532	2,725,200
Bear Stearns Commercial Mortgage Securities, Inc., 5.06%, 11/15/16, Series 2001-TOP4	6,453,096	6,703,399
Bear Stearns Commercial Mortgage Securities, Inc., 5.92%, 10/15/36, Series 2002-TOP6	5,386,210	5,790,244
Chase Commercial Mortgage Securities Corp., 6.39%, 11/18/30, Series 1998-2	4,000,000	4,367,774
Chase Commercial Mortgage Securities Corp., 6.03%, 11/18/30, Series 1998-2	2,707,717	2,854,007
First Union — Lehman Brothers — Bank of America, 6.56%, 11/18/35, Series 1998-C2	7,000,000	7,662,226
First Union National Bank Commercial Mortgage, 5.59%, 02/12/34, Series 2002-C1	5,315,813	5,615,141
GE Capital Commercial Mortgage, 3.01%, 11/10/38, Series 2004-C1	12,336,401	12,097,090
GE Capital Commercial Mortgage Corp., 3.11%, 04/10/09, Series 2004-C2	8,776,000	8,673,145
JP Morgan Chase Commercial Mortgage, 6.18%, 10/15/35, Series 1999-C7	2,583,509	2,744,767
JP Morgan Chase Commercial Mortgage, 6.04%, 11/15/35, Series 2001-CIB3	4,000,000	4,298,572
JP Morgan Chase Commercial Mortgage, 2.89%, 08/12/40, Series 2003-PM1A	5,299,166	5,278,497
LB-UBS Commercial Mortgage Trust, 4.87%, 12/15/25, Series 2001-C7	4,793,772	4,958,287
LB-UBS Commercial Mortgage Trust, 5.64%, 12/15/25, Series 2001-C7	7,452,711	7,900,289
LB-UBS Commercial Mortgage Trust, 3.17%, 12/15/26, Series 2002-C7	3,987,806	4,005,024
Morgan Stanley Capital I, 6.97%, 04/15/33, Series 1999-LIFE	2,489,335	2,698,521
Morgan Stanley Capital I, 3.02%, 04/15/38, Series 2003-IQ5	11,211,681	11,106,056
Morgan Stanley Capital I, 3.26%, 06/13/41, Series 2003-T11	10,238,344	10,174,989
Morgan Stanley Capital Issuer, 3.10%, 01/13/41, Series 2004-HQ3	6,958,987	6,839,701
Morgan Stanley Dean Witter Capital I, 6.32%, 02/15/33, Series 2001-TOP1	4,840,549	5,174,634
Morgan Stanley Dean Witter Capital I, 6.46%, 02/15/33, Series 2001-TOP1	4,525,000	4,908,141
Morgan Stanley Dean Witter Capital I, 5.31%, 07/15/33, Series 2001-TOP3	2,989,489	3,098,798
Morgan Stanley Dean Witter Capital I, 6.01%, 07/15/33, Series 2001-TOP3	2,614,490	2,803,841
Morgan Stanley Dean Witter Capital I, 4.59%, 04/15/34, Series 2002-HQ	629,756	647,245
Morgan Stanley Dean Witter Capital I, 6.09%, 04/15/34, Series 2002-HQ	4,000,000	4,301,817
Morgan Stanley Dean Witter Capital I, 5.02%, 10/15/35, Series 2001-TOP5	1,466,181	1,518,546
Morgan Stanley Dean Witter Capital I, 5.90%, 10/15/35, Series 2001-TOP5	5,000,000	5,342,812
Morgan Stanley Dean Witter Capital I, 4.09%, 12/15/35, Series 2002-IQ2	6,702,344	6,840,959
Morgan Stanley Dean Witter Capital I, 3.98%, 11/13/36, Series 2003-TOP9	2,380,148	2,354,322
Morgan Stanley Dean Witter Capital I, 5.38%, 01/15/39, Series 2002-TOP7	4,941,551	5,189,958
Wachovia Bank Commercial Mortgage Trust, 3.07%, 02/15/41, Series 2004-C10	7,893,407	7,746,529

Total Commercial Mortgage Backed Securities		190,103,378

2004 Semiannual Report 73

Statement of Investments (Continued)
April 30, 2004 (Unaudited)

Gartmore Morley Capital Accumulation Fund (Continued)

Core Series

Corporate Bonds (3.7%)

	Principal
	Amount	Value

Financial Services (3.7%)
Associates Corp. of North America, 6.25%, 11/01/08	$3,000,000	$3,280,473
Citigroup, Inc., 3.50%, 02/01/08	5,000,000	4,967,885
Commercial Credit Co., 6.50%, 08/01/04	1,000,000	1,012,542
General Electric Capital Corp., 6.50%, 12/10/07	3,075,000	3,380,006
General Electric Capital Corp., 4.25%, 01/15/08	3,000,000	3,060,603
General Electric Capital Corp., 4.625%, 09/15/09	2,000,000	2,038,938
Nationsbank Corp., 6.38%, 02/15/08	5,000,000	5,448,890
Wachovia Corp., 6.70%, 06/21/04	1,400,000	1,410,045
Wells Fargo & Co., 3.13%, 04/01/09	5,000,000	4,776,775

Total Corporate Bonds		29,376,157

U.S. Government Sponsored Mortgage-Backed Obligations (31.3%)
Federal Home Loan Mortgage Corporation (16.4%)
4.50%, 08/01/10, Pool M80834	8,295,902	8,374,249
3.50%, 09/15/12, Series 2702	4,750,000	4,777,791
5.00%, 05/15/14, Series 2467	1,293,821	1,319,606
6.50%, 06/01/14, Pool E00678	659,705	698,624
3.50%, 12/15/14, Series 2677	7,410,764	7,392,029
7.00%, 10/01/15, Pool E81594	186,327	198,511
4.00%, 01/15/16, Series 2602	7,828,262	7,868,548
3.50%, 03/15/16, Series 2619	2,693,030	2,669,135
4.00%, 05/15/16, Series 2675	7,557,319	7,613,429
6.00%, 06/01/16, Pool E00985	904,839	945,368
4.00%, 06/15/16, Series 2670	7,499,060	7,541,889
6.00%, 11/01/16, Pool E01072	1,699,092	1,775,196
5.50%, 01/01/17, Pool E01084	2,248,438	2,309,082
3.50%, 01/15/17, Series 2611	6,215,578	6,163,740
6.00%, 05/01/17, Pool E01140	684,984	715,575
5.00%, 08/01/17, Pool E90983	956,242	964,402
5.00%, 09/01/17, Pool E91376	1,466,492	1,479,005
5.00%, 09/01/17, Pool E91316	1,989,287	2,006,261
5.00%, 09/01/17, Pool E91228	5,978,412	6,029,425
5.00%, 09/01/17, Pool E01207	2,052,602	2,070,117
4.50%, 12/01/17, Pool E01305	4,652,354	4,593,224
5.00%, 12/01/17, Pool E92995	3,300,522	3,328,686
4.50%, 01/01/18, Pool E01304	4,928,326	4,865,689
4.50%, 01/15/18, Series 2664	7,389,396	7,494,490
4.50%, 04/01/18, Pool E95559	4,383,388	4,324,273
4.50%, 05/01/18, Pool E95904	3,955,101	3,901,762
3.25%, 05/15/18, Series 2613	3,557,031	3,479,288
3.00%, 06/15/18, Series 2630	9,141,694	8,967,174
4.00%, 04/15/19, Series 2783	5,000,000	4,944,500
3.50%, 04/15/33, Series 2750	11,878,511	11,700,624

		130,511,692

Federal National Mortgage Association (12.8%)
5.00%, 08/01/09, Pool 254437	1,150,752	1,175,744
3.50%, 11/25/09, Series 2003-16	4,293,509	4,336,799
6.50%, 12/01/14, Pool 535059	777,035	823,808
3.50%, 11/25/15, Series 2003-24	4,782,075	4,742,827
6.00%, 06/01/16, Pool 253845	568,896	593,719
4.00%, 06/25/16, Series 2003-112	6,644,434	6,687,095
5.00%, 12/01/16, Pool 618477	1,680,803	1,694,349
6.00%, 12/01/16, Pool 254089	1,697,313	1,771,374
4.00%, 01/25/17, Series 2004-3	7,782,976	7,811,000
5.50%, 02/01/17, Pool 625178	828,122	850,876
5.00%, 09/01/17, Pool 545901	3,026,260	3,049,139
5.00%, 09/01/17, Pool 254486	1,677,855	1,690,541
5.00%, 11/01/17, Pool 254510	2,186,949	2,203,483
4.50%, 12/01/17, Pool 676637	3,265,197	3,219,758
4.50%, 01/01/18, Pool 681060	4,631,951	4,565,132
4.50%, 02/01/18, Pool 677680	4,789,390	4,722,740
4.50%, 04/01/18, Pool 254719	7,557,580	7,448,558
4.50%, 05/01/18, Pool 702320	4,487,548	4,422,813
3.00%, 05/25/18, Series 2003-64	6,374,526	6,233,292
3.00%, 06/25/18, Series 2003-57	8,939,536	8,738,501
4.00%, 07/01/18, Pool 721608	7,478,880	7,203,501
3.25%, 08/25/18, Series 2003-75	7,394,124	7,289,149
3.50%, 03/25/33, Series 2003-14	5,132,903	5,069,918
3.99%, 03/25/40, Series 2001-W4	5,000,000	4,874,700

		101,218,816

Government National Mortgage Association (2.1%)
3.50%, 04/16/28, Series 2003-34	5,589,908	5,529,499
5.50%, 11/20/31, Series 2002-15	387,873	395,431
3.25%, 01/16/34, Series 2004-2	10,795,204	10,647,202

		16,572,132

Total U.S. Government Sponsored Mortgage-Backed Obligations		248,302,640

74 Semiannual Report 2004

U.S. Government Sponsored and Agency Obligations (continued)

	Principal
	Amount	Value

Government National Mortgage Association (continued)

CS First Boston, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $15,736,357 (Fully collateralized by AA Rated Corporate Bonds, U.S. Treasury Notes, and U.S. Agency Securities)	$15,735,124	$15,735,124
Nomura Securities, 0.94%, dated 04/30/04, due 05/03/04, repurchase price $11,242,710 (Fully collateralized by AA Rated Corporate Bonds)	11,241,829	11,241,829
Total Repurchase Agreements		26,976,953

Total Investments (Cost $792,978,884) (a) — 99.2%		785,815,284
Other assets in excess of liabilities — 0.8%		6,388,599

NET ASSETS — 100.0%		$792,203,883

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.

FHLMC    Federal Home Loan Mortgage Corporation

Value of Wrap Contracts:
Wrap contract with Bank of America NT & SA	$2,358,855
Wrap contract with Aegon USA	1,685,279
Wrap contract with Royal Bank of Canada	1,305,957

Total Wrap Contracts	$5,350,091

See notes to financial statements.

2004 Semiannual Report 75

Core Series

Statements of Assets and Liabilities
April 30, 2004 (Unaudited)

	Gartmore Bond	Gartmore Government	Gartmore Tax-Free
	Fund	Bond Fund	Income Fund

Assets:
Investments, at value (cost $119,938,257; $189,287,256 and $180,214,589; respectively)	$126,290,225	$190,052,643	$191,285,851
Repurchase agreements, at cost	—	9,366,885	—

Total Investments	126,290,225	199,419,528	191,285,851

Cash	1,489	—	1,789,276
Collateral for securities loaned	16,448,280	30,262,741	—
Interest and dividends receivable	1,653,771	1,596,147	3,147,016
Receivable for investments sold	2,291,491	—	—
Prepaid expenses and other assets	23,117	27,771	10,152

Total Assets	146,708,373	231,306,187	196,232,295

Liabilities
Distributions payable	507,814	600,661	695,446
Payable for investments purchased	—	9,979,000	—
Payable for return of collateral received for securities on loan	16,448,280	30,262,741	—
Accrued expenses and other payables
Investment advisory fees	53,947	80,084	81,276
Fund administration and transfer agent fees	33,011	32,129	36,886
Distribution fees	4,792	16,333	7,721
Administrative servicing fees	7,361	15,935	479
Other	17,573	25,191	22,665

Total Liabilities	17,072,778	41,012,074	844,473

Net Assets	$129,635,595	$190,294,113	$195,387,822

Represented by:
Capital	$128,604,197	$189,902,657	$185,021,346
Accumulated net investment income (loss)	(44,158)	(72,462)	(156,388)
Accumulated net realized gains (losses) on investment transactions	(5,276,412)	(301,469)	(548,398)
Net unrealized appreciation (depreciation) on investments and futures	6,351,968	765,387	11,071,262

Net Assets	$129,635,595	$190,294,113	$195,387,822

Net Assets:
Class A Shares	$10,068,625	$55,551,493	$8,583,141
Class B Shares (a)	49,702	126,763	227,712
Class C Shares (b)	25,041	276,618	855,922
Class D Shares	115,752,950	128,081,797	178,597,627
Class R Shares	1,000	987	—
Class X Shares (a)	3,488,498	5,215,495	6,673,405
Class Y Shares (b)	249,779	1,040,960	450,015

Total	$129,635,595	$190,294,113	$195,387,822

Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,049,339	5,440,213	823,536
Class B Shares	5,176	12,417	21,851
Class C Shares	2,607	27,088	82,314
Class D Shares	12,044,387	12,535,867	17,134,221
Class R Shares	104	97	—
Class X Shares	363,426	511,141	640,361
Class Y Shares	25,995	102,021	43,254

Total	13,491,034	18,628,844	18,745,537

Net asset value:
Class A Shares	$9.60	$10.21	$10.42
Class B Shares (a)	$9.60	$10.21	$10.42
Class C Shares (b)	$9.61	$10.21	$10.40
Class D Shares	$9.61	$10.22	$10.42
Class R Shares	$9.61	$10.22	$—
Class X Shares (a)	$9.60	$10.20	$10.42
Class Y Shares (b)	$9.61	$10.20	$10.40
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.08	$10.72	$10.94
Class D Shares	$10.06	$10.70	$10.91

Maximum Sales Charge — Class A Shares	4.75%	4.75%	4.75%

Maximum Sales Charge — Class D Shares	4.50%	4.50%	4.50%

(a)	For Class B and Class X Shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C and Class Y Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

76 Semiannual Report 2004

Statements of Assets and Liabilities
April 30, 2004 (Unaudited)

	Gartmore	Gartmore Morley	Gartmore Morley
	Money Market	Enhanced	Capital
	Fund	Income Fund	Accumulation Fund

Assets:
Investments, at value (cost $1,573,955,415; $243,458,620 and $766,001,931; respectively)	$1,573,955,415	$242,588,273	$758,838,331
Repurchase agreements, at cost	—	10,491,609	26,976,953

Total Investments	1,573,955,415	253,079,882	785,815,284

Wrapper contract, at value	—	—	5,350,091
Cash	230	245,492	—
Collateral for securities loaned	—	5,964,313	33,894,186
Interest and dividends receivable	840,927	834,117	3,061,058
Receivable for capital shares issued	—	—	154,566
Receivable from adviser	308	9,207	—
Prepaid expenses and other assets	42,016	33,587	60,446

Total Assets	1,574,838,896	260,166,598	828,335,631

Liabilities
Payable to custodian	—	—	728
Distributions payable	725,856	400,211	1,558,530
Payable for capital shares redeemed	—	—	33,497
Payable for variation margin on futures contracts	—	56,250	—
Payable for return of collateral received for securities on loan	—	5,964,313	33,894,186
Accrued expenses and other payables
Investment advisory fees	510,019	70,960	158,626
Fund administration and transfer agent fees	206,412	22,506	82,803
Distribution fees	482	470	143,234
Administrative servicing fees	41,594	2,834	130,509
Wrapper contract premiums	—	—	114,818
Other	209,208	13,805	14,817

Total Liabilities	1,693,571	6,531,349	36,131,748

Net Assets	$1,573,145,325	$253,635,249	$792,203,883

Represented by:
Capital	$1,573,155,407	$259,102,775	$792,850,965
Accumulated net investment income (loss)	—	(43,643)	1,165,779
Accumulated net realized gains (losses) on investment and futures transactions	(10,082)	(5,455,330)	648
Net unrealized appreciation (depreciation) on investments and futures	—	31,447	(7,163,600)
Net unrealized appreciation (depreciation) on wrapper contracts	—	—	5,350,091

Net Assets	$1,573,145,325	$253,635,249	$792,203,883

Net Assets:
Class A Shares	$—	$2,270,895	$315,974
Class R Shares	—	999	—
Institutional Class Shares	1,147,597,591	243,468,284	81,024,777
Institutional Service Class Shares	—	7,895,071	—
IRA Class Shares	—	—	471,274,011
Service Class Shares	5,755,925	—	239,589,121
Prime Shares	419,791,809	—	—

Total	$1,573,145,325	$253,635,249	$792,203,883

Shares outstanding (unlimited number of shares authorized):
Class A Shares	—	246,736	31,598
Class R Shares	—	108	—
Institutional Class Shares	1,147,655,653	26,449,806	8,102,479
Institutional Service Class Shares	—	857,348	—
IRA Class Shares	—	—	47,127,403
Service Class Shares	5,754,885	—	23,958,907
Prime Shares	420,013,190	—	—

Total	1,573,423,728	27,553,998	79,220,387

Net asset value:
Class A Shares	$—	$9.20	$10.00
Class R Shares	$—	$9.21	$—
Institutional Class Shares	$1.00	$9.20	$10.00
Institutional Service Class Shares	$—	$9.21	$—
IRA Class Shares	$—	$—	$10.00
Service Class Shares	$1.00	$—	$10.00
Prime Shares	$1.00	$—	$—
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$—	$9.56	$10.31

Maximum Sales Charge — Class A Shares	—	3.75%	3.00%

See notes to financial statements.

2004 Semiannual Report 77

Core Series

Statements of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

	Gartmore Bond	Gartmore Government	Gartmore Tax-Free
	Fund	Bond Fund	Income Fund

INVESTMENT INCOME:
Interest income	$3,738,932	$4,508,222	$5,034,823
Income from securities lending	10,161	8,199	—

Total Income	3,749,093	4,516,421	5,034,823

Expenses:
Investment advisory fees	339,609	510,966	502,010
Fund administration and transfer agent fees	102,361	132,940	138,839
Distribution Fees Class A	12,685	69,425	10,087
Distribution Fees Class B	171	184	634
Distribution Fees Class C	55	969	2,672
Distribution Fees Class R	2	2	—
Distribution Fees Class X	15,369	23,430	29,368
Distribution Fees Class Y	1,104	7,423	2,202
Administrative Service Class A	3,445	36,069	48
Administrative Service Class D	35,523	68,533	—
Administrative Service Class R	2	2	—
Other	45,788	57,189	49,567

Total Expenses	556,114	907,132	735,427

Net Investment Income	3,192,979	3,609,289	4,299,396

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	2,620,623	(301,470)	72,511
Net change in unrealized appreciation/depreciation on investments	(3,466,008)	(2,373,895)	(1,261,539)

Net realized/unrealized gains (losses) on investments	(845,385)	(2,675,365)	(1,189,028)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,347,594	$933,924	$3,110,368

See notes to financial statements.

78 Semiannual Report 2004

Statements of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

	Gartmore	Gartmore Morley	Gartmore Morley
	Money Market	Enhanced	Capital
	Fund	Income Fund	Accumulation Fund

INVESTMENT INCOME:
Interest income	$8,953,885	$2,647,940	$13,009,834
Dividend income	9,028	—	—
Income from securities lending	—	418	16,066

Total Income	8,962,913	2,648,358	13,025,900

Expenses:
Investment advisory fees	3,118,120	360,359	1,243,841
Fund administration and transfer agent fees	961,508	116,567	438,079
Distribution fees Class A	—	3,038	141
Distribution fees Class R	—	2	—
Distribution fees IRA Class	—	—	545,933
Distribution fees Service Class	3,676	—	266,066
Administrative servicing fees Class A	—	1,189	—
Administrative Service Class R	—	2	—
Administrative servicing fees Institutional Service Class	—	10,266	—
Administrative servicing fees IRA Class	—	—	125,866
Administrative servicing fees Service Class	5,270	—	122,073
Administrative servicing fees Prime Shares	133,255	—	—
Wrapper contract premiums	—	—	658,584
Other	258,268	40,653	136,029

Total expenses before reimbursed expenses	4,480,097	532,076	3,536,612
Investment advisory fees voluntarily reduced	—	—	(355,379)
Expenses reimbursed	(1,631)	(54,259)	—

Total Expenses	4,478,466	477,817	3,181,233

Net investment income	4,484,447	2,170,541	9,844,667

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	(850)	(364,735)	648
Net realized gains (losses) on futures transactions	—	(2,175,606)	—

Net realized gains (losses) on investment and futures transactions	(850)	(2,540,341)	648
Net change in unrealized appreciation/depreciation on investments and futures	—	1,108,588	(5,790,893)
Net change in unrealized appreciation/depreciation on wrapper contracts	—	—	4,799,410

Net realized/unrealized gains (losses) on investments futures and wrapper	(850)	(1,431,753)	(990,835)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,483,597	$738,788	$8,853,832

See notes to financial statements.

2004 Semiannual Report 79

Core Series

Statements of Changes in Net Assets

	Gartmore			Gartmore Government
	Bond Fund			Bond Fund
	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003		April 30, 2004	October 31, 2003

	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,192,979	$7,453,062		$3,609,289	$9,506,317
Net realized gains (losses) on investment transactions	2,620,623	1,832,992		(301,470)	4,881,775
Net change in unrealized appreciation/depreciation on investments	(3,466,008)	1,999,768		(2,373,895)	(8,408,900)

Change in net assets from operations	2,347,594	11,285,822		933,924	5,979,192

Distributions to Class A Shareholders from:
Net investment income	(230,473)	(445,266)		(956,642)	(2,166,470)
Net realized gains on investments	—	—		(1,310,535)	(965,450)
Distributions to Class B Shareholders from:
Net investment income	(660)	(50	) (a)	(528)	(5	) (a)
Net realized gains on investments	—	—		(147)	—
Distributions to Class C Shareholders from:
Net investment income	(210)	(19	) (a)	(2,721)	(90	) (a)
Net realized gains on investments	—	—		(1,855)	—
Distributions to Class D Shareholders from:
Net investment income	(2,919,496)	(6,876,923)		(2,632,302)	(6,934,155)
Net realized gains on investments	—	—		(3,527,208)	(3,061,885)
Distributions to Class R Shareholders from:
Net investment income	(20)	(3	) (b)	(15)	(3	) (b)
Net realized gains on investments	—	—		(24)	—
Distributions to Class X Shareholders from:
Net investment income	(72,495)	(157,316)		(82,031)	(195,511)
Net realized gains on investments	—	—		(136,123)	(106,430)
Distributions to Class Y Shareholders from:
Net investment income	(5,200)	(10,690)		(26,142)	(50,035)
Net realized gains on investments	—	—		(46,030)	(18,390)

Change in net assets from shareholder distributions	(3,228,554)	(7,490,267)		(8,722,303)	(13,498,424)

Change in net assets from capital transactions	(11,167,426)	(9,530,494)		(20,727,859)	(10,824,892)

Change in net assets	(12,048,386)	(5,734,939)		(28,516,238)	(18,344,124)
Net Assets:
Beginning of period	141,683,981	147,418,920		218,810,351	237,154,475

End of period	$129,635,595	$141,683,981		$190,294,113	$218,810,351

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Tax-Free
	Income Fund

	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003

	(Unaudited)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$4,299,396	$9,145,088
Net realized gains (losses) on investment transactions	72,511	(260,643)
Net change in unrealized appreciation/depreciation on investments	(1,261,539)	(117,813)

Change in net assets from operations	3,110,368	8,766,632

Distributions to Class A Shareholders from:
Net investment income	(164,478)	(309,159)
Net realized gains on investments	—	—
Distributions to Class B Shareholders from:
Net investment income	(2,108)	(9	) (a)
Net realized gains on investments	—	—
Distributions to Class C Shareholders from:
Net investment income	(8,808)	(5	) (a)
Net realized gains on investments	—	—
Distributions to Class D Shareholders from:
Net investment income	(3,994,784)	(8,569,910)
Net realized gains on investments	—	—
Distributions to Class R Shareholders from:
Net investment income	—	—
Net realized gains on investments	—	—
Distributions to Class X Shareholders from:
Net investment income	(120,174)	(245,325)
Net realized gains on investments	—	—
Distributions to Class Y Shareholders from:
Net investment income	(9,044)	(20,680)
Net realized gains on investments	—	—

Change in net assets from shareholder distributions	(4,299,396)	(9,145,088)

Change in net assets from capital transactions	(3,332,162)	(9,565,227)

Change in net assets	(4,521,190)	(9,943,683)
Net Assets:
Beginning of period	199,909,012	209,852,695

End of period	$195,387,822	$199,909,012

(a)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(b)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

See notes to financial statements.

80 Semiannual Report 2004

Statements of Changes in Net Assets

	Gartmore Money		Gartmore Morley Enhanced
	Market Fund		Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$4,484,447	$13,125,877	$2,170,541	$3,841,174
Net realized gains (losses) on investment transactions and futures	(850)	771	(2,540,341)	(302,885)
Net change in unrealized appreciation/depreciation on investments and futures	—	—	1,108,588	(2,101,594)
Net change in unrealized appreciation/depreciation on wrapper contracts	—	—	—	—

Change in net assets from operations	4,483,597	13,126,648	738,788	1,436,695

Distributions to Class A Shareholders from:
Net investment income	—	—	(22,514)	(66,894)
Net realized gains on investments			—	—
Distributions to Class R Shareholders from:
Net investment income	—	—	(8)	(2	) (b)
Distributions to Institutional Class Shareholders from:
Net investment income	(3,320,837)	(8,441,031)	(2,117,420)	(3,542,314)
Net realized gain on investments	—	—	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	(81,175)	(314,815)
Distributions to IRA Class Shareholders from:
Net investment income	—	—	—	—
Net realized gain on investments
Distributions to Service Class Shareholders from:
Net investment income	(14,056)	(534,990)	—	—
Net realized gain on investments	—	—
Distributions to Prime Class Shareholders from:
Net investment income	(1,149,554)	(4,238,813)	—	—

Change in net assets from shareholder distributions	(4,484,447)	(13,214,834)	(2,221,117)	(3,924,025)

Change in net assets from share transactions	(120,504,060)	(119,774,015)	87,752,901	100,365,305

Change in net assets	(120,504,910)	(119,862,201)	86,270,572	97,877,975
Net Assets:
Beginning of period	1,693,650,235	1,813,512,436	167,364,677	69,486,702

End of period	$1,573,145,325	$1,693,650,235	$253,635,249	$167,364,677

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Morley Capital
	Accumulation Fund
	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003

	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$9,844,667	$12,081,257
Net realized gains (losses) on investment transactions and futures	648	(409)
Net change in unrealized appreciation/depreciation on investments and futures	(5,790,893)	(4,604,412)
Net change in unrealized appreciation/depreciation on wrapper contracts	4,799,410	4,002,639

Change in net assets from operations	8,853,832	11,479,075

Distributions to Class A Shareholders from:
Net investment income	(1,405)	(518	) (a)
Net realized gains on investments	(190)	—
Distributions to Class R Shareholders from:
Net investment income	—	—
Distributions to Institutional Class Shareholders from:
Net investment income	(867,562)	(1,122,822)
Net realized gain on investments	(46,583)	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—
Distributions to IRA Class Shareholders from:
Net investment income	(5,345,089)	(6,252,425)
Net realized gain on investments	(289,512)	—
Distributions to Service Class Shareholders from:
Net investment income	(2,639,777)	(4,103,264)
Net realized gain on investments	(145,883)	—
Distributions to Prime Class Shareholders from:
Net investment income	—	—

Change in net assets from shareholder distributions	(9,336,001)	(11,479,029)

Change in net assets from share transactions	134,650,018	516,116,660

Change in net assets	134,167,849	516,116,706
Net Assets:
Beginning of period	658,036,034	141,919,328

End of period	$792,203,883	$658,036,034

(a)	For the period from July 16, 2003 (commencement of operations) through October 31, 2003.
(b)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

See notes to financial statements.

2004 Semiannual Report 81

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Bond Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Year Ended October 31, 1999	$9.75	0.53	(0.68)	(0.15)
Year Ended October 31, 2000	$9.07	0.57	(0.32)	0.25
Year Ended October 31, 2001	$8.75	0.52	0.84	1.36
Year Ended October 31, 2002	$9.58	0.50	(0.15)	0.35
Year Ended October 31, 2003	$9.43	0.46	0.24	0.70
Six Months Ended April 30, 2004 (Unaudited)	$9.67	0.22	(0.07)	0.15
Class B Shares
Period Ended October 31, 2003 (d)	$9.49	0.06	0.18	0.24
Six Months Ended April 30, 2004 (Unaudited)	$9.67	0.19	(0.07)	0.12
Class C Shares
Period Ended October 31, 2003 (d)	$9.50	0.06	0.18	0.24
Six Months Ended April 30, 2004 (Unaudited)	$9.68	0.19	(0.07)	0.12
Class D Shares
Year Ended October 31, 1999	$9.76	0.55	(0.67)	(0.12)
Year Ended October 31, 2000	$9.09	0.59	(0.33)	0.26
Year Ended October 31, 2001	$8.76	0.54	0.84	1.38
Year Ended October 31, 2002	$9.59	0.52	(0.15)	0.37
Year Ended October 31, 2003	$9.44	0.49	0.24	0.73
Six Months Ended April 30, 2004 (Unaudited)	$9.68	0.23	(0.07)	0.16
Class R Shares
Period Ended October 31, 2003 (e)	$9.80	0.03	(0.12)	(0.09)
Six Months Ended April 30, 2004 (Unaudited)	$9.68	0.19	(0.07)	0.12
Class X Shares
Year Ended October 31, 1999	$9.75	0.47	(0.67)	(0.20)
Year Ended October 31, 2000	$9.08	0.52	(0.33)	0.19
Year Ended October 31, 2001	$8.75	0.47	0.84	1.31
Year Ended October 31, 2002	$9.58	0.45	(0.15)	0.30
Period Ended October 31, 2003 (f)	$9.43	0.41	0.24	0.65
Six Months Ended April 30, 2004 (Unaudited)	$9.67	0.19	(0.07)	0.12
Class Y Shares
Period Ended October 31, 2001 (g)	$9.19	0.25	0.40	0.65
Year Ended October 31, 2002	$9.59	0.45	(0.15)	0.30
Period Ended October 31, 2003 (f)	$9.44	0.41	0.24	0.65
Six Months Ended April 30, 2004 (Unaudited)	$9.68	0.19	(0.07)	0.12

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 1999	(0.53)	(0.53)	$9.07	(1.58%	)
Year Ended October 31, 2000	(0.57)	(0.57)	$8.75	2.87%
Year Ended October 31, 2001	(0.53)	(0.53)	$9.58	16.01%
Year Ended October 31, 2002	(0.50)	(0.50)	$9.43	3.84%
Year Ended October 31, 2003	(0.46)	(0.46)	$9.67	7.55%
Six Months Ended April 30, 2004 (Unaudited)	(0.22)	(0.22)	$9.60	1.54%	(h)
Class B Shares
Period Ended October 31, 2003 (d)	(0.06)	(0.06)	$9.67	2.50%	(h)
Six Months Ended April 30, 2004 (Unaudited)	(0.19)	(0.19)	$9.60	1.20%	(h)
Class C Shares
Period Ended October 31, 2003 (d)	(0.06)	(0.06)	$9.68	2.49%	(h)
Six Months Ended April 30, 2004 (Unaudited)	(0.19)	(0.19)	$9.61	1.19%	(h)
Class D Shares
Year Ended October 31, 1999	(0.55)	(0.55)	$9.09	(1.24%	)
Year Ended October 31, 2000	(0.59)	(0.59)	$8.76	2.97%
Year Ended October 31, 2001	(0.55)	(0.55)	$9.59	16.23%
Year Ended October 31, 2002	(0.52)	(0.52)	$9.44	4.07%
Year Ended October 31, 2003	(0.49)	(0.49)	$9.68	7.81%
Six Months Ended April 30, 2004 (Unaudited)	(0.23)	(0.23)	$9.61	1.67%	(h)
Class R Shares
Period Ended October 31, 2003 (e)	(0.03)	(0.03)	$9.68	(0.92%	)(h)
Six Months Ended April 30, 2004 (Unaudited)	(0.19)	(0.19)	$9.61	1.27%	(h)
Class X Shares
Year Ended October 31, 1999	(0.47)	(0.47)	$9.08	(2.07%	)
Year Ended October 31, 2000	(0.52)	(0.52)	$8.75	2.15%
Year Ended October 31, 2001	(0.48)	(0.48)	$9.58	15.33%
Year Ended October 31, 2002	(0.45)	(0.45)	$9.43	3.26%
Period Ended October 31, 2003 (f)	(0.41)	(0.41)	$9.67	6.98%
Six Months Ended April 30, 2004 (Unaudited)	(0.19)	(0.19)	$9.60	1.28%	(h)
Class Y Shares
Period Ended October 31, 2001 (g)	(0.25)	(0.25)	$9.59	7.25%	(h)
Year Ended October 31, 2002	(0.45)	(0.45)	$9.44	3.26%
Period Ended October 31, 2003 (f)	(0.41)	(0.41)	$9.68	6.97%
Six Months Ended April 30, 2004 (Unaudited)	(0.19)	(0.19)	$9.61	1.27%	(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of
						Ratio of		Investment
				Ratio of Net		Expenses		Income
	Net Assets	Ratio of		Investment		(Prior to		(Prior to
	at End of	Expenses		Income		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 1999	$3,186	1.08%		5.67%		(j)		(j)		64.26%
Year Ended October 31, 2000	$3,458	1.05%		6.42%		(j)		(j)		72.80%
Year Ended October 31, 2001	$4,775	1.14%		5.71%		(j)		(j)		42.47%
Year Ended October 31, 2002	$7,551	1.06%		5.34%		(j)		(j)		27.66%
Year Ended October 31, 2003	$10,128	1.08%		4.74%		(j)		(j)		17.73%
Six Months Ended April 30, 2004 (Unaudited)	$10,069	1.04%	(i)	4.49%	(i)	(j)		(j)		8.94%
Class B Shares
Period Ended October 31, 2003 (d)	$24	1.83%	(i)	3.62%	(i)	(j)		(j)		17.73%
Six Months Ended April 30, 2004 (Unaudited)	$50	1.72%	(i)	3.81%	(i)	(j)		(j)		8.94%
Class C Shares
Period Ended October 31, 2003 (d)	$9	1.87%	(i)	3.60%	(i)	(j)		(j)		17.73%
Six Months Ended April 30, 2004 (Unaudited)	$25	1.73%	(i)	3.78%	(i)	(j)		(j)		8.94%
Class D Shares
Year Ended October 31, 1999	$125,451	0.83%		5.86%		(j)		(j)		64.26%
Year Ended October 31, 2000	$108,413	0.83%		6.62%		(j)		(j)		72.80%
Year Ended October 31, 2001	$132,034	0.92%		5.94%		(j)		(j)		42.47%
Year Ended October 31, 2002	$136,049	0.83%		5.58%		(j)		(j)		27.66%
Year Ended October 31, 2003	$127,591	0.82%		5.00%		(j)		(j)		17.73%
Six Months Ended April 30, 2004 (Unaudited)	$115,753	0.78%	(i)	4.74%	(i)	(j)		(j)		8.94%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.85%	(i)	3.48%	(i)	1.95%	(j)	3.38%	(j)	17.73%
Six Months Ended April 30, 2004 (Unaudited)	$1	1.45%	(i)	3.95%	(i)	1.45%	(j)	3.95%	(j)	8.94%
Class X Shares
Year Ended October 31, 1999	$1,662	1.68%		5.07%		(j)		(j)		64.26%
Year Ended October 31, 2000	$1,707	1.64%		5.83%		(j)		(j)		72.80%
Year Ended October 31, 2001	$2,935	1.72%		5.10%		(j)		(j)		42.47%
Year Ended October 31, 2002	$3,548	1.62%		4.79%		(j)		(j)		27.66%
Period Ended October 31, 2003 (f)	$3,674	1.60%		4.22%		(j)		(j)		17.73%
Six Months Ended April 30, 2004 (Unaudited)	$3,488	1.57%	(i)	3.96%	(i)	(j)		(j)		8.94%
Class Y Shares
Period Ended October 31, 2001 (g)	$162	1.74%	(i)	4.77%	(i)	(j)		(j)		42.47%
Year Ended October 31, 2002	$272	1.62%		4.78%		(j)		(j)		27.66%
Period Ended October 31, 2003 (f)	$256	1.60%		4.21%		(j)		(j)		17.73%
Six Months Ended April 30, 2004 (Unaudited)	$250	1.57%	(i)	3.95%	(i)	(j)		(j)		8.94%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and /or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Effective September 1, 2003, Class B and Class C were renamed Class X and Class Y shares, respectively.
(g)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions during the period.

See notes to financial statements.

82 Semiannual Report 2004

Gartmore Government Bond Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized
	Value,	Net	Gains	Total from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Year Ended October 31, 1999	$10.56	0.51	(0.62)	(0.11)
Year Ended October 31, 2000	$9.89	0.57	0.13	0.70
Year Ended October 31, 2001	$10.00	0.53	0.95	1.48
Year Ended October 31, 2002	$10.95	0.45	0.20	0.65
Year Ended October 31, 2003	$10.95	0.41	(0.16)	0.25
Six Months Ended April 30, 2004 (Unaudited)	$10.61	0.18	(0.14)	0.04
Class B Shares
Period Ended October 31, 2003 (d)	$10.48	0.06	0.12	0.18
Six Months Ended April 30, 2004 (Unaudited)	$10.61	0.15	(0.14)	0.01
Class C Shares
Period Ended October 31, 2003 (d)	$10.48	0.06	0.12	0.18
Six Months Ended April 30, 2004 (Unaudited)	$10.61	0.15	(0.14)	0.01
Class D Shares
Year Ended October 31, 1999	$10.57	0.53	(0.63)	(0.10)
Year Ended October 31, 2000	$9.89	0.59	0.14	0.73
Year Ended October 31, 2001	$10.01	0.55	0.95	1.50
Year Ended October 31, 2002	$10.96	0.48	0.19	0.67
Year Ended October 31, 2003	$10.95	0.44	(0.15)	0.29
Six Months Ended April 30, 2004 (Unaudited)	$10.62	0.19	(0.14)	0.05
Class R Shares
Period Ended October 31, 2003 (e)	$10.77	0.04	(0.16)	(0.12)
Six Months Ended April 30, 2004 (Unaudited)	$10.62	0.16	(0.14)	0.02
Class X Shares
Year Ended October 31, 1999	$10.55	0.45	(0.61)	(0.16)
Year Ended October 31, 2000	$9.89	0.51	0.13	0.64
Year Ended October 31, 2001	$10.00	0.47	0.94	1.41
Year Ended October 31, 2002	$10.94	0.40	0.19	0.59
Year Ended October 31, 2003 (f)	$10.93	0.36	(0.14)	0.22
Six Months Ended April 30, 2004 (Unaudited)	$10.61	0.15	(0.15)	—
Class Y Shares
Period Ended October 31, 2001 (g)	$10.47	0.24	0.47	0.71
Year Ended October 31, 2002	$10.94	0.40	0.19	0.59
Year Ended October 31, 2003 (f)	$10.93	0.36	(0.14)	0.22
Six Months Ended April 30, 2004 (Unaudited)	$10.61	0.16	(0.15)	0.01

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 1999	(0.51)	(0.05)	(0.56)	$9.89	(1.05%	)
Year Ended October 31, 2000	(0.57)	(0.02)	(0.59)	$10.00	7.40%
Year Ended October 31, 2001	(0.53)	—	(0.53)	$10.95	15.21%
Year Ended October 31, 2002	(0.45)	(0.20)	(0.65)	$10.95	6.42%
Year Ended October 31, 2003	(0.40)	(0.19)	(0.59)	$10.61	2.29%
Six Months Ended April 30, 2004 (Unaudited)	(0.18)	(0.26)	(0.44)	$10.21	0.31%	(h)
Class B Shares
Period Ended October 31, 2003 (d)	(0.05)	—	(0.05)	$10.61	1.73%	(h)
Six Months Ended April 30, 2004 (Unaudited)	(0.15)	(0.26)	(0.41)	$10.21	0.00%	(h)
Class C Shares
Period Ended October 31, 2003 (d)	(0.05)	—	(0.05)	$10.61	1.73%	(h)
Six Months Ended April 30, 2004 (Unaudited)	(0.15)	(0.26)	(0.41)	$10.21	(0.01%	)(h)
Class D Shares
Year Ended October 31, 1999	(0.53)	(0.05)	(0.58)	$9.89	(0.93%	)
Year Ended October 31, 2000	(0.59)	(0.02)	(0.61)	$10.01	7.73%
Year Ended October 31, 2001	(0.55)	—	(0.55)	$10.96	15.43%
Year Ended October 31, 2002	(0.48)	(0.20)	(0.68)	$10.95	6.61%
Year Ended October 31, 2003	(0.43)	(0.19)	(0.62)	$10.62	2.67%
Six Months Ended April 30, 2004 (Unaudited)	(0.19)	(0.26)	(0.45)	$10.22	0.45%	(h)
Class R Shares
Period Ended October 31, 2003 (e)	(0.03)	—	(0.03)	$10.62	(1.12%	)(h)
Six Months Ended April 30, 2004 (Unaudited)	(0.16)	(0.26)	(0.42)	$10.22	0.11%	(h)
Class X Shares
Year Ended October 31, 1999	(0.45)	(0.05)	(0.50)	$9.89	(1.57%	)
Year Ended October 31, 2000	(0.51)	(0.02)	(0.53)	$10.00	6.72%
Year Ended October 31, 2001	(0.47)	—	(0.47)	$10.94	14.41%
Year Ended October 31, 2002	(0.40)	(0.20)	(0.60)	$10.93	5.80%
Year Ended October 31, 2003 (f)	(0.35)	(0.19)	(0.54)	$10.61	2.00%
Six Months Ended April 30, 2004 (Unaudited)	(0.15)	(0.26)	(0.41)	$10.20	(0.02%	)(h)
Class Y Shares
Period Ended October 31, 2001 (g)	(0.24)	—	(0.24)	$10.94	6.89%	(h)
Year Ended October 31, 2002	(0.40)	(0.20)	(0.60)	$10.93	5.80%
Year Ended October 31, 2003 (f)	(0.35)	(0.19)	(0.54)	$10.61	2.00%
Six Months Ended April 30, 2004 (Unaudited)	(0.16)	(0.26)	(0.42)	$10.20	(0.02%	)(h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of		Ratio of
				Ratio of Net		Expense		Investment
	Net Assets	Ratio of		Investment		(Prior to		Income (Prior to
	at End	Expenses		Income		Reimbursements)		Reimbursements)
	of Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 1999	$49,601	0.99%		5.13%		1.15%		4.97%		51.86%
Year Ended October 31, 2000	$54,796	0.99%		5.84%		1.05%		5.78%		107.86%
Year Ended October 31, 2001	$57,336	0.99%		5.12%		1.20%		4.91%		159.68%
Year Ended October 31, 2002	$55,510	1.07%		4.28%		1.11%		4.24%		99.42%
Year Ended October 31, 2003	$56,589	1.10%		3.76%		(j)		(j)		106.65%
Six Months Ended April 30, 2004 (Unaudited)	$55,551	1.07%	(i)	3.36%	(i)	(j)		(j)		49.54%
Class B Shares
Period Ended October 31, 2003 (d)	$1	1.80%	(i)	3.52%	(i)	(j)		(j)		106.65%
Six Months Ended April 30, 2004 (Unaudited)	$127	1.68%	(i)	2.69%	(i)	(j)		(j)		49.54%
Class C Shares
Period Ended October 31, 2003 (d)	$65	1.76%	(i)	4.11%	(i)	(j)		(j)		106.65%
Six Months Ended April 30, 2004 (Unaudited)	$277	1.68%	(i)	2.72%	(i)	(j)		(j)		49.54%
Class D Shares
Year Ended October 31, 1999	$52,260	0.79%		5.24%		0.81%		5.22%		51.86%
Year Ended October 31, 2000	$55,812	0.78%		6.03%		0.78%		6.03%		107.86%
Year Ended October 31, 2001	$124,117	0.79%		5.24%		0.90%		5.13%		159.68%
Year Ended October 31, 2002	$174,637	0.81%		4.52%		0.81%		4.52%		99.42%
Year Ended October 31, 2003	$154,556	0.82%		4.03%		(j)		(j)		106.65%
Six Months Ended April 30, 2004 (Unaudited)	$128,082	0.78%	(i)	3.64%	(i)	(j)		(j)		49.54%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.48%	(i)	4.13%	(i)	1.58%	(i)	4.03%	(i)	106.65%
Six Months Ended April 30, 2004 (Unaudited)	$1	1.47%	(i)	2.95%	(i)	(j)		(j)		49.54%
Class X Shares
Year Ended October 31, 1999	$1,148	1.64%		4.44%		1.65%		4.43%		51.86%
Year Ended October 31, 2000	$1,129	1.63%		5.19%		1.63%		5.19%		107.86%
Year Ended October 31, 2001	$4,024	1.64%		4.27%		1.68%		4.23%		159.68%
Year Ended October 31, 2002	$6,067	1.58%		3.74%		1.58%		3.74%		99.42%
Year Ended October 31, 2003 (f)	$5,689	1.57%		3.29%		(j)		(j)		106.65%
Six Months Ended April 30, 2004 (Unaudited)	$5,215	1.54%	(i)	2.89%	(i)	(j)		(j)		49.54%
Class Y Shares
Period Ended October 31, 2001 (g)	$449	1.64%	(i)	4.20%	(i)	1.73%	(i)	4.11%	(i)	159.68%
Year Ended October 31, 2002	$941	1.58%		3.72%		1.58%		3.72%		99.42%
Year Ended October 31, 2003 (f)	$1,910	1.57%		3.28%		(j)		(j)		106.65%
Six Months Ended April 30, 2004 (Unaudited)	$1,041	1.54%	(i)	2.92%	(i)	(j)		(j)		49.54%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(g)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions during the period.

See notes to financial statements.

2004 Semiannual Report 83

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Tax-Free Income Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Year Ended October 31, 1999	$10.65	0.49	(0.82)	(0.33)
Year Ended October 31, 2000	$9.79	0.50	0.25	0.75
Year Ended October 31, 2001	$10.04	0.46	0.49	0.95
Year Ended October 31, 2002	$10.51	0.47	—	0.47
Year Ended October 31, 2003	$10.51	0.44	(0.02)	0.42
Six Months Ended April 30, 2004 (Unaudited)	$10.49	0.22	(0.07)	0.15
Class B Shares
Period Ended October 31, 2003 (d)	$10.28	0.06	0.20	0.26
Six Months Ended April 30, 2004 (Unaudited)	$10.48	0.18	(0.06)	0.12
Class C Shares
Period Ended October 31, 2003 (d)	$10.27	0.06	0.20	0.26
Six Months Ended April 30, 2004 (Unaudited)	$10.47	0.18	(0.07)	0.11
Class D Shares
Year Ended October 31, 1999	$10.66	0.51	(0.84)	(0.33)
Year Ended October 31, 2000	$9.78	0.53	0.25	0.78
Year Ended October 31, 2001	$10.03	0.49	0.49	0.98
Year Ended October 31, 2002	$10.50	0.49	0.01	0.50
Year Ended October 31, 2003	$10.51	0.47	(0.02)	0.45
Six Months Ended April 30, 2004 (Unaudited)	$10.49	0.23	(0.07)	0.16
Class X Shares
Year Ended October 31, 1999	$10.66	0.42	(0.83)	(0.41)
Year Ended October 31, 2000	$9.78	0.44	0.25	0.69
Year Ended October 31, 2001	$10.03	0.40	0.49	0.89
Year Ended October 31, 2002	$10.50	0.40	0.01	0.41
Year Ended October 31, 2003 (e)	$10.51	0.38	(0.02)	0.36
Six Months Ended April 30, 2004 (Unaudited)	$10.49	0.18	(0.07)	0.11
Class Y Shares
Period Ended October 31, 2001 (f)	$10.32	0.22	0.16	0.38
Year Ended October 31, 2002	$10.48	0.41	—	0.41
Year Ended October 31, 2003 (e)	$10.49	0.39	(0.03)	0.36
Six Months Ended April 30, 2004 (Unaudited)	$10.47	0.19	(0.08)	0.11

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 1999	(0.49)	(0.04)	(0.53)	$9.79	(3.26%	)
Year Ended October 31, 2000	(0.50)	—	(0.50)	$10.04	7.90%
Year Ended October 31, 2001	(0.48)	—	(0.48)	$10.51	9.70%
Year Ended October 31, 2002	(0.47)	—	(0.47)	$10.51	4.57%
Year Ended October 31, 2003	(0.44)	—	(0.44)	$10.49	4.09%
Six Months Ended April 30, 2004 (Unaudited)	(0.22)	—	(0.22)	$10.42	1.37%	(g)
Class B Shares
Period Ended October 31, 2003 (d)	(0.06)	—	(0.06)	$10.48	2.48%	(g)
Six Months Ended April 30, 2004 (Unaudited)	(0.18)	—	(0.18)	$10.42	1.09%	(g)
Class C Shares
Period Ended October 31, 2003 (d)	(0.06)	—	(0.06)	$10.47	2.48%	(g)
Six Months Ended April 30, 2004 (Unaudited)	(0.18)	—	(0.18)	$10.40	1.02%	(g)
Class D Shares
Year Ended October 31, 1999	(0.51)	(0.04)	(0.55)	$9.78	(3.21%	)
Year Ended October 31, 2000	(0.53)	—	(0.53)	$10.03	8.18%
Year Ended October 31, 2001	(0.51)	—	(0.51)	$10.50	9.99%
Year Ended October 31, 2002	(0.49)	—	(0.49)	$10.51	4.94%
Year Ended October 31, 2003	(0.47)	—	(0.47)	$10.49	4.36%
Six Months Ended April 30, 2004 (Unaudited)	(0.23)	—	(0.23)	$10.42	1.49%	(g)
Class X Shares
Year Ended October 31, 1999	(0.43)	(0.04)	(0.47)	$9.78	(4.02%	)
Year Ended October 31, 2000	(0.44)	—	(0.44)	$10.03	7.27%
Year Ended October 31, 2001	(0.42)	—	(0.42)	$10.50	9.06%
Year Ended October 31, 2002	(0.40)	—	(0.40)	$10.51	4.05%
Year Ended October 31, 2003 (e)	(0.38)	—	(0.38)	$10.49	3.48%
Six Months Ended April 30, 2004 (Unaudited)	(0.18)	—	(0.18)	$10.42	1.07%	(g)
Class Y Shares
Period Ended October 31, 2001 (f)	(0.22)	—	(0.22)	$10.48	3.73%	(g)
Year Ended October 31, 2002	(0.40)	—	(0.40)	$10.49	4.06%
Year Ended October 31, 2003 (e)	(0.38)	—	(0.38)	$10.47	3.49%
Six Months Ended April 30, 2004 (Unaudited)	(0.18)	—	(0.18)	$10.40	1.07%	(g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
							Ratio of Net
						Ratio of	Investment
				Ratio of Net		Expenses	Income
	Net Assets	Ratio of		Investment		(Prior to	(Prior to
	at End of	Expenses		Income		Reimbursements)	Reimbursements)
	Period	to Average		to Average		to Average	to Average	Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 1999	$2,383	0.96%		4.73%		(i)	(i)	42.26%
Year Ended October 31, 2000	$3,792	0.94%		5.09%		(i)	(i)	7.08%
Year Ended October 31, 2001	$5,837	1.00%		4.56%		(i)	(i)	7.29%
Year Ended October 31, 2002	$7,586	0.99%		4.48%		(i)	(i)	27.77%
Year Ended October 31, 2003	$7,580	0.98%		4.20%		(i)	(i)	16.91%
Six Months Ended April 30, 2004 (Unaudited)	$8,583	0.94%	(h)	4.08%	(h)	(i)	(i)	0.00%
Class B Shares
Period Ended October 31, 2003 (d)	$41	1.72%	(h)	3.54%	(h)	(i)	(i)	16.91%
Six Months Ended April 30, 2004 (Unaudited)	$228	1.68%	(h)	3.32%	(h)	(i)	(i)	0.00%
Class C Shares
Period Ended October 31, 2003 (d)	$1	1.72%	(h)	3.65%	(h)	(i)	(i)	16.91%
Six Months Ended April 30, 2004 (Unaudited)	$856	1.64%	(h)	3.22%	(h)	(i)	(i)	0.00%
Class D Shares
Year Ended October 31, 1999	$226,270	0.71%		4.93%		0.71%	4.93%	42.26%
Year Ended October 31, 2000	$204,337	0.70%		5.35%		0.70%	5.35%	7.08%
Year Ended October 31, 2001	$202,942	0.75%		4.82%		(i)	(i)	7.29%
Year Ended October 31, 2002	$195,601	0.73%		4.74%		(i)	(i)	27.77%
Year Ended October 31, 2003	$184,774	0.72%		4.47%		(i)	(i)	16.91%
Six Months Ended April 30, 2004 (Unaudited)	$178,598	0.69%	(h)	4.33%	(h)	(i)	(i)	0.00%
Class X Shares
Year Ended October 31, 1999	$3,746	1.56%		4.12%		(i)	(i)	42.26%
Year Ended October 31, 2000	$4,601	1.55%		4.50%		(i)	(i)	7.08%
Year Ended October 31, 2001	$5,592	1.60%		3.96%		(i)	(i)	7.29%
Year Ended October 31, 2002	$6,445	1.58%		3.88%		(i)	(i)	27.77%
Year Ended October 31, 2003 (e)	$6,861	1.57%		3.61%		(i)	(i)	16.91%
Six Months Ended April 30, 2004 (Unaudited)	$6,673	1.54%	(h)	3.48%	(h)	(i)	(i)	0.00%
Class Y Shares
Period Ended October 31, 2001 (f)	$115	1.62%	(h)	3.98%	(h)	(i)	(i)	7.29%
Year Ended October 31, 2002	$221	1.59%		3.87%		(i)	(i)	27.77%
Year Ended October 31, 2003 (e)	$652	1.57%		3.61%		(i)	(i)	16.91%
Six Months Ended April 30, 2004 (Unaudited)	$450	1.54%	(h)	3.49%	(h)	(i)	(i)	0.00%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions during the period.

See notes to financial statements.

84 Semiannual Report 2004

Gartmore Money Market Fund

		Investment Activities
	Net Asset		Total
	Value,	Net	from
	Beginning	Investment	Investment
	of Period	Income	Activities

Institutional Class Shares
Period Ended October 31, 2002 (b)	$1.00	0.01	0.01
Year Ended October 31, 2003	$1.00	0.01	0.01
Six Months Ended April 30, 2004 (Unaudited)	$1.00	—	—
Service Class Shares
Period Ended October 31, 1999 (c)	$1.00	0.04	0.04
Year Ended October 31, 2000	$1.00	0.06	0.06
Year Ended October 31, 2001	$1.00	0.04	0.04
Year Ended October 31, 2002	$1.00	0.01	0.01
Year Ended October 31, 2003	$1.00	0.01	0.01
Six Months Ended April 30, 2004 (Unaudited)	$1.00	—	—
Prime Shares
Year Ended October 31, 1999 (d)	$1.00	0.05	0.05
Year Ended October 31, 2000	$1.00	0.06	0.06
Year Ended October 31, 2001	$1.00	0.04	0.04
Year Ended October 31, 2002	$1.00	0.01	0.01
Year Ended October 31, 2003	$1.00	0.01	0.01
Six Months Ended April 30, 2004 (Unaudited)	$1.00	—	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Investment		Total	Value, End	Total
	Income		Distributions	of Period	Return

Institutional Class Shares
Period Ended October 31, 2002 (b)	(0.	01)	(0.01)	$1.00	1.12%	(f)
Year Ended October 31, 2003	(0.	01)	(0.01)	$1.00	0.77%
Six Months Ended April 30, 2004 (Unaudited)	—(h)		—	$1.00	0.29%	(f)
Service Class Shares
Period Ended October 31, 1999 (c)	(0.	04)	(0.04)	$1.00	3.69%	(f)
Year Ended October 31, 2000	(0.	06)	(0.06)	$1.00	5.64%
Year Ended October 31, 2001	(0.	04)	(0.04)	$1.00	4.15%
Year Ended October 31, 2002	(0.	01)	(0.01)	$1.00	1.11%
Year Ended October 31, 2003	(0.	01)	(0.01)	$1.00	0.59%
Six Months Ended April 30, 2004 (Unaudited)	—(h)		—	$1.00	0.19%	(f)
Prime Shares
Year Ended October 31, 1999 (d)	(0.	05)	(0.05)	$1.00	4.61%
Year Ended October 31, 2000	(0.	06)	(0.06)	$1.00	5.74%
Year Ended October 31, 2001	(0.	04)	(0.04)	$1.00	4.22%
Year Ended October 31, 2002	(0.	01)	(0.01)	$1.00	1.23%
Year Ended October 31, 2003	(0.	01)	(0.01)	$1.00	0.69%
Six Months Ended April 30, 2004 (Unaudited)	—(h)		—	$1.00	0.26%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of		Ratio of Net
				Ratio of Net		Expenses		Investment
	Net Assets	Ratio of		Investment		(Prior to		Income (Prior to
	at End of	Expenses		Income		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average Net
	(000s)	Net Assets		Net Assets		Net Assets (a)		Assets (a)

Institutional Class Shares
Period Ended October 31, 2002 (b)	$8,606	0.59%	(g)	1.25%	(g)	(e)		(e)
Year Ended October 31, 2003	$1,214,406	0.56%		0.73%		(e)		(e)
Six Months Ended April 30, 2004 (Unaudited)	$1,147,598	0.55%	(g)	0.58%	(g)	(e)		(e)
Service Class Shares
Period Ended October 31, 1999 (c)	$22,295	0.64%	(g)	4.74%	(g)	0.79%	(g)	4.59%	(g)
Year Ended October 31, 2000	$256,221	0.75%		5.68%		0.86%		5.57%
Year Ended October 31, 2001	$440,874	0.75%		3.85%		0.91%		3.69%
Year Ended October 31, 2002	$627,365	0.80%		1.09%		0.96%		0.93%
Year Ended October 31, 2003	$8,473	0.75%		0.89%		0.92%		0.72%
Six Months Ended April 30, 2004 (Unaudited)	$5,756	0.75%	(g)	0.38%	(g)	0.89%	(g)	0.24%	(g)
Prime Shares
Year Ended October 31, 1999 (d)	$1,345,342	0.61%		4.52%		0.61%		4.52%
Year Ended October 31, 2000	$1,241,194	0.65%		5.58%		0.65%		5.58%
Year Ended October 31, 2001	$1,385,774	0.68%		4.10%		(e)		(e)
Year Ended October 31, 2002	$1,177,541	0.70%		1.22%		(e)		(e)
Year Ended October 31, 2003	$470,771	0.64%		0.73%		(e)		(e)
Six Months Ended April 30, 2004 (Unaudited)	$419,792	0.61%	(g)	0.52%	(g)	(e)		(e)

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
(c)	For the period from January 4, 1999 (commencement of operations) through October 31, 1999.
(d)	As of January 4, 1999, the existing shares of the Fund were renamed Prime Shares.
(e)	There were no fee reductions in this period.
(f)	Not annualized.
(g)	Annualized.
(h)	The amount is less than $0.005.

See notes to financial statements.

2004 Semiannual Report 85

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Morley Enhanced Income Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.48	(0.10)	0.38
Year Ended October 31, 2001	$9.90	0.52	(0.20)	0.32
Year Ended October 31, 2002	$9.70	0.41	(0.26)	0.15
Year Ended October 31, 2003	$9.44	0.30	(0.18)	0.12
Six Months Ended April 30, 2004 (Unaudited)	$9.26	0.09	(0.06)	0.03
Class R Shares
Period Ended October 31, 2003 (e)	$9.30	0.02	(0.03)	(0.01)
Six Months Ended April 30, 2004 (Unaudited)	$9.27	0.07	(0.06)	0.01
Institutional Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.51	(0.11)	0.40
Year Ended October 31, 2001	$9.89	0.56	(0.19)	0.37
Year Ended October 31, 2002	$9.70	0.45	(0.26)	0.19
Year Ended October 31, 2003	$9.44	0.33	(0.18)	0.15
Six Months Ended April 30, 2004 (Unaudited)	$9.26	0.10	(0.06)	0.04
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.49	(0.10)	0.39
Year Ended October 31, 2001	$9.90	0.54	(0.19)	0.35
Year Ended October 31, 2002	$9.71	0.42	(0.27)	0.15
Year Ended October 31, 2003	$9.44	0.31	(0.17)	0.14
Six Months Ended April 30, 2004 (Unaudited)	$9.27	0.09	(0.06)	0.03

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	(0.48)	(0.48)	$9.90	3.86%	(f)
Year Ended October 31, 2001	(0.52)	(0.52)	$9.70	3.26%
Year Ended October 31, 2002	(0.41)	(0.41)	$9.44	1.60%
Year Ended October 31, 2003	(0.30)	(0.30)	$9.26	1.31%
Six Months Ended April 30, 2004 (Unaudited)	(0.09)	(0.09)	$9.20	0.27%	(f)
Class R Shares
Period Ended October 31, 2003 (e)	(0.02)	(0.02)	$9.27	(0.13%	)(f)
Six Months Ended April 30, 2004 (Unaudited)	(0.07)	(0.07)	$9.21	0.15%	(f)
Institutional Class Shares
Period Ended October 31, 2000 (d)	(0.51)	(0.51)	$9.89	4.16%	(f)
Year Ended October 31, 2001	(0.56)	(0.56)	$9.70	3.83%
Year Ended October 31, 2002	(0.45)	(0.45)	$9.44	1.96%
Year Ended October 31, 2003	(0.33)	(0.33)	$9.26	1.64%
Six Months Ended April 30, 2004 (Unaudited)	(0.10)	(0.10)	$9.20	0.45%	(f)
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	(0.49)	(0.49)	$9.90	4.02%	(f)
Year Ended October 31, 2001	(0.54)	(0.54)	$9.71	3.57%
Year Ended October 31, 2002	(0.42)	(0.42)	$9.44	1.60%
Year Ended October 31, 2003	(0.31)	(0.31)	$9.27	1.50%
Six Months Ended April 30, 2004 (Unaudited)	(0.09)	(0.09)	$9.21	0.32%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data
								Ratio of Net
						Ratio of		Investment
				Ratio of Net		Expenses		Income
	Net Assets	Ratio of		Investment		(Prior to		(Prior to
	at End of	Expenses		Income		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average Net		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$368	0.90%	(g)	5.90%	(g)	2.63%	(g)	4.17%	(g)	4.42%
Year Ended October 31, 2001	$629	0.90%		5.18%		1.51%		4.57%		46.50%
Year Ended October 31, 2002	$1,691	0.79%		4.28%		0.95%		4.12%		32.97%
Year Ended October 31, 2003	$2,404	0.78%		3.11%		0.88%		3.01%		29.97%
Six Months Ended April 30, 2004 (Unaudited)	$2,271	0.80%	(g)	1.81%	(g)	0.85%	(g)	1.75%	(g)	36.74%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.05%	(g)	2.01%	(g)	1.15%	(g)	1.91%	(g)	29.97%
Six Months Ended April 30, 2004 (Unaudited)	$1	1.10%	(g)	1.56%	(g)	1.10%	(g)	1.56%	(g)	36.74%
Institutional Class Shares
Period Ended October 31, 2000 (d)	$497	0.45%	(g)	6.44%	(g)	2.13%	(g)	4.76%	(g)	4.42%
Year Ended October 31, 2001	$10,144	0.45%		5.39%		0.98%		4.86%		46.50%
Year Ended October 31, 2002	$57,703	0.45%		4.57%		0.64%		4.38%		32.97%
Year Ended October 31, 2003	$155,704	0.45%		3.40%		0.55%		3.30%		29.97%
Six Months Ended April 30, 2004 (Unaudited)	$243,468	0.45%	(g)	2.12%	(g)	0.50%	(g)	2.07%	(g)	36.74%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$11,614	0.70%	(g)	5.96%	(g)	1.73%	(g)	4.93%	(g)	4.42%
Year Ended October 31, 2001	$11,593	0.70%		5.45%		1.44%		4.71%		46.50%
Year Ended October 31, 2002	$10,093	0.70%		4.41%		0.90%		4.21%		32.97%
Year Ended October 31, 2003	$9,256	0.70%		3.25%		0.80%		3.15%		29.97%
Six Months Ended April 30, 2004 (Unaudited)	$7,895	0.70%	(g)	1.93%	(g)	0.75%	(g)	1.87%	(g)	36.74%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

86 Semiannual Report 2004

Gartmore Morley Capital Accumulation Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized
	Value,	Net	Gains	Total from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income (Loss)	Investment	Activities

Class A Shares
Period Ended October 31, 2003 (d)	$10.00	0.08	—	0.08
Six Months Ended April 30, 2004 (Unaudited)	$10.00	0.12	—	0.12
Institutional Class Shares
Period Ended October 31, 1999 (e)	$10.00	0.38	—	0.38
Year Ended October 31, 2000	$10.00	0.57	0.01	0.58
Year Ended October 31, 2001	$10.00	0.59	—	0.59
Year Ended October 31, 2002	$10.00	0.47	—	0.47
Year Ended October 31, 2003	$10.00	0.34	—	0.34
Six Months Ended April 30, 2004 (Unaudited)	$10.00	0.14	—	0.14
IRA Class Shares
Period Ended October 31, 1999 (e)	$10.00	0.35	—	0.35
Year Ended October 31, 2000	$10.00	0.53	0.01	0.54
Year Ended October 31, 2001	$10.00	0.55	—	0.55
Year Ended October 31, 2002	$10.00	0.43	—	0.43
Year Ended October 31, 2003	$10.00	0.29	0.01	0.30
Six Months Ended April 30, 2004 (Unaudited)	$10.00	0.12	—	0.12
Service Class Shares
Period Ended October 31, 1999 (e)	$10.00	0.35	—	0.35
Year Ended October 31, 2000	$10.00	0.53	0.01	0.54
Year Ended October 31, 2001	$10.00	0.55	—	0.55
Year Ended October 31, 2002	$10.00	0.44	—	0.44
Year Ended October 31, 2003	$10.00	0.30	—	0.30
Six Months Ended April 30, 2004 (Unaudited)	$10.00	0.12	—	0.12

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Reverse		Net Asset
	Investment	Realized	Total	Stock		Value, End	Total
	Income	Gains	Distributions	Split		of Period	Return (a)

Class A Shares
Period Ended October 31, 2003 (d)	(0.08)	—	(0.08)	—		$10.00	0.76%	(f)
Six Months Ended April 30, 2004 (Unaudited)	(0.12)	(0.01)	(0.13)	0.01	(i)	$10.00	1.25%	(f)
Institutional Class Shares
Period Ended October 31, 1999 (e)	(0.38)	—	(0.38)	—		$10.00	3.91%	(f)
Year Ended October 31, 2000	(0.58)	—	(0.58)	—		$10.00	5.93%
Year Ended October 31, 2001	(0.59)	—	(0.59)	—		$10.00	6.06%
Year Ended October 31, 2002	(0.47)	(0.04)	(0.51)	0.04	(h)	$10.00	4.84%
Year Ended October 31, 2003	(0.34)	—	(0.34)	—		$10.00	3.41%
Six Months Ended April 30, 2004 (Unaudited)	(0.14)	(0.01)	(0.15)	0.01	(i)	$10.00	1.43%	(f)
IRA Class Shares
Period Ended October 31, 1999 (e)	(0.35)	—	(0.35)	—		$10.00	3.60%	(f)
Year Ended October 31, 2000	(0.54)	—	(0.54)	—		$10.00	5.51%
Year Ended October 31, 2001	(0.55)	—	(0.55)	—		$10.00	5.64%
Year Ended October 31, 2002	(0.43)	(0.04)	(0.47)	0.04	(h)	$10.00	4.41%
Year Ended October 31, 2003	(0.30)	—	(0.30)	—		$10.00	2.99%
Six Months Ended April 30, 2004 (Unaudited)	(0.12)	(0.01)	(0.13)	0.01	(i)	$10.00	1.22%	(f)
Service Class Shares
Period Ended October 31, 1999 (e)	(0.35)	—	(0.35)	—		$10.00	3.60%	(f)
Year Ended October 31, 2000	(0.54)	—	(0.54)	—		$10.00	5.52%
Year Ended October 31, 2001	(0.55)	—	(0.55)	—		$10.00	5.64%
Year Ended October 31, 2002	(0.44)	(0.04)	(0.48)	0.04	(h)	$10.00	4.44%
Year Ended October 31, 2003	(0.30)	—	(0.30)	—		$10.00	3.05%
Six Months Ended April 30, 2004 (Unaudited)	(0.12)	(0.01)	(0.13)	0.01	(i)	$10.00	1.24%	(f)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
				Ratio of
				Net		Ratio of		Ratio of Net
				Investment		Expenses		Investment Income
	Net Assets	Ratio of		Income		(Prior to		(Loss) (Prior to
	at End	Expenses		(Loss) to		Reimbursements)		Reimbursements)
	of Period	to Average		Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2003 (d)	$42	0.95%	(g)	2.68%	(g)	1.05%	(g)	2.58%	(g)	16.61%
Six Months Ended April 30, 2004 (Unaudited)	$316	0.88%	(g)	2.49%	(g)	0.98%	(g)	2.39%	(g)	7.47%
Institutional Class Shares
Period Ended October 31, 1999 (e)	$5,130	0.55%	(g)	5.17%	(g)	4.18%	(g)	1.54%	(g)	8.20%
Year Ended October 31, 2000	$8,973	0.55%		5.85%		1.47%		4.93%		28.30%
Year Ended October 31, 2001	$15,531	0.55%		5.83%		0.83%		5.55%		59.67%
Year Ended October 31, 2002	$19,239	0.57%		4.73%		0.71%		4.69%		37.37%
Year Ended October 31, 2003	$47,491	0.60%		3.40%		0.70%		3.30%		16.61%
Six Months Ended April 30, 2004 (Unaudited)	$81,025	0.54%	(g)	2.84%	(g)	0.64%	(g)	2.74%	(g)	7.47%
IRA Class Shares
Period Ended October 31, 1999 (e)	$1,829	0.95%	(g)	4.77%	(g)	4.65%	(g)	1.07%	(g)	8.20%
Year Ended October 31, 2000	$1,867	0.95%		5.38%		1.81%		4.52%		28.30%
Year Ended October 31, 2001	$2,073	0.95%		5.46%		1.19%		5.22%		59.67%
Year Ended October 31, 2002	$38,001	1.01%		4.00%		1.11%		4.00%		37.37%
Year Ended October 31, 2003	$413,934	1.01%		2.90%		1.11%		2.80%		16.61%
Six Months Ended April 30, 2004 (Unaudited)	$471,274	0.94%	(g)	2.45%	(g)	1.04%	(g)	2.35%	(g)	7.47%
Service Class Shares
Period Ended October 31, 1999 (e)	$1,051	0.95%	(g)	4.74%	(g)	6.10%	(g)	(0.41%	)(g)	8.20%
Year Ended October 31, 2000	$8,820	0.95%		5.51%		1.80%		4.66%		28.30%
Year Ended October 31, 2001	$24,871	0.95%		5.45%		1.23%		5.17%		59.67%
Year Ended October 31, 2002	$84,679	0.96%		4.23%		1.08%		4.21%		37.37%
Year Ended October 31, 2003	$196,569	0.95%		3.06%		1.05%		2.96%		16.61%
Six Months Ended April 30, 2004 (Unaudited)	$239,589	0.91%	(g)	2.48%	(g)	1.01%	(g)	2.38%	(g)	7.47%

(a)	Excludes sales charges.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from July 16, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from February 1, 1999 (commencement of operations) through October 31, 1999.
(f)	Not annualized.
(g)	Annualized.
(h)	Per share numbers prior to December 31, 2001 have been adjusted to reflect a 1.003633 for 1 reverse stock split.
(i)	Per share number prior to April 16, 2004 have been adjusted to reflect a 1.000620 for 1 reverse stock split.
See notes to financial statements.

2004 Semiannual Report 87

Core Series

Notes to Financial Statements
April 30, 2004 (Unaudited)

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company. Prior to January 25, 2002 the Trust was named Nationwide Mutual Funds. The Trust was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On April 30, 2004, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates thirty-seven (37) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the 16 funds listed below (individually a “Fund”, collectively the “Funds”):

-	Gartmore Growth Fund (“Growth”)
-	Gartmore Large Cap Value Fund (“Large Cap Value”)
-	Gartmore Nationwide Fund (“Nationwide”)
-	Gartmore Mid Cap Growth Fund (“Mid Cap Growth”)
-	Gartmore Small Cap Fund (“Small Cap”) (formerly Nationwide Small Cap Fund)
-	Gartmore Investor Destinations Aggressive Fund (“Aggressive”)
-	Gartmore Investor Destinations Moderately Aggressive Fund (“Moderately Aggressive”)
-	Gartmore Investor Destinations Moderate Fund (“Moderate”)
-	Gartmore Investor Destinations Moderately Conservative Fund (“Moderately Conservative”)
-	Gartmore Investor Destinations Conservative Fund (“Conservative”)
-	Gartmore Bond Fund (“Bond”)
-	Gartmore Government Bond Fund (“Government Bond”)
-	Gartmore Tax-Free Income Fund (“Tax-Free Income”)
-	Gartmore Money Market Fund (“Money Market”)
-	Gartmore Morley Enhanced Income Fund (“Morley Enhanced Income”)
-	Gartmore Morley Capital Accumulation Fund (“Morley Capital Accumulation”)

The Aggressive, Moderately Aggressive, Moderate, Moderately Conservative and Conservative Funds (collectively, the “Investor Destinations Funds”) are constructed as “fund of funds” which means that they pursue their investment objectives primarily by allocating their investments among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Investor Destinations Funds, except for the Aggressive Fund, may also invest in a non-registered Fixed Interest Contract issued by Nationwide Life Insurance Company (“Fixed Interest Contract”) up to each Fund’s designated limit.

2. Nationwide Large Cap Growth Fund Reorganization

The Trust entered an agreement and plan of reorganization (“the Nationwide Large Cap Growth Fund Reorganization”) on behalf of the Nationwide Large Cap Growth Fund (the “Large Cap Growth Fund”) and the Growth Fund, that provides for the acquisition by the Growth Fund of all of the assets, subject to stated liabilities, of the Large Cap Growth Fund, in exchange for Class A, Class B, Class C and Institutional Service Class shares of the Growth Fund, the distribution of such shares to the shareholders of the Large Cap Growth Fund and the dissolution of the Large Cap Growth Fund. The Nationwide Large Cap Growth Fund Reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was completed on December 21, 2003 following approval by shareholders of the Large Cap Growth Fund at a special shareholder meeting. The following is a summary of shares outstanding, net assets, net asset

88 Semiannual Report 2004

value per share issued and unrealized appreciation immediately before and after the Nationwide Large Cap Growth Fund Reorganization:

	Before Reorganization		After Reorganization

	Nationwide
	Large Cap	Gartmore	Gartmore
	Growth Fund	Growth Fund	Growth Fund

Shares*	3,393,729	53,273,719	57,915,856

Net assets	$27,802,691	$324,580,837	$352,383,528

Net asset value: Class A	8.22	6.02	6.02

Class B	7.87	5.59	5.59

Class C	7.87	5.60	5.60

Class D	—	6.10	6.10

Class R	—	6.09	6.09

Institutional Service Class	—	6.11	6.11

Unrealized appreciation (depreciation)	2,323,026	34,205,248	36,528,274

Accumulated net realized loss	(23,742,357)	(297,064,522)	(320,806,879)

*	The share amounts after reorganization, reflected above, contain adjustments required to maintain the net asset value of the acquiring fund.

3. Summary of Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange to date have been valued at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds’ Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of such securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of SEC acceptable methods: (i) a multiple of earnings, (ii) the discount from market value of a similar, freely traded security, (iii) the yield-to-maturity for debt issues, or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.”

2004 Semiannual Report 89

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

Core Series

For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

Beginning July 1, 2004, the Funds holding foreign equity securities (the “Foreign Equity Funds”) will begin to value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

Shares of the Underlying Funds in which the Investor Destinations Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at fair market value. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The Trust’s Board of Trustees has established policies and procedures for the Morley Capital Accumulation Fund governing valuation of the wrap contracts which it believes in good faith accurately reflect the value of the Fund’s wrap contracts. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to: (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees, or its delegate, determines that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets. In these situations the Morley Capital Accumulation Fund may experience variability in its NAV per share.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller

90 Semiannual Report 2004

under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

(c)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Interest income for the fixed contract is accrued daily and reinvested the following day.

(e)	Securities Lending

To generate additional income, each of the Funds, with the exception of the Money Market Fund, may lend up to 33 1/3% of its total assets pursuant to agreements, requiring that the Fund receives cash or securities as collateral with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter requiring the borrower to mark to market the collateral on a daily basis so that the market value of the collateral does not fall below 100% of the market value of the portfolio securities loaned. The cash collateral received by the Funds at April 30, 2004 was invested in a Bank Note (with interest rate of 1.11% and maturity date of March 24, 2006), Master Notes (with interest rates ranging from 1.16% to 1.24% and maturity dates ranging from June 2004 through December 2004), Medium Term Note (with interest rate of 1.12% and maturity rate of February 3, 2006), Repurchase Agreements (with interest rates ranging from 1.04% to 1.08% and maturity dates of May 3, 2004), and Yankee Certificate of Deposit (with interest rate of 1.13% and maturity date of June 1, 2005). The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the

2004 Semiannual Report 91

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

Core Series

attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JP Morgan Chase Bank receives a custody fee based on the value of collateral received from borrowers. As of April 30, 2004, the following Funds had securities with the following market values on loan:

	Market Value
	of Loaned	Market Value of
Fund	Securities	Collateral*

Growth	$7,436,541	$7,815,199

Large Cap Value	1,391,454	1,488,375

Nationwide	113,829,282	119,220,614

Small Cap	12,509,103	13,239,240

Bond	16,051,550	16,448,280

Government Bond	29,664,333	30,262,741

Morley Enhanced Income	—	5,964,313

Morley Capital Accumulation	32,766,590	33,894,186

* Includes securities and cash collateral

(f)	Distributions to Shareholders

Net investment income, if any, is declared and paid quarterly for the Growth, Large Cap Value, Nationwide, Mid Cap Growth, Small Cap, and Investor Destinations Funds and is declared daily and paid monthly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the Trust. For the Equity Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the Bond Funds, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such are 12b-1 and administrative services fees) are charged to that class.

(i)	Wrap Contract- Morley Capital Accumulation

A “wrap contract” is a contract between the Fund and a financial institution, usually a bank or an insurance company. There is no active trading market for wrap contracts and none is expected to develop; therefore, these wrap contracts are considered illiquid. In connection with its investment objective, seeking to maintain a stable net asset

92 Semiannual Report 2004

value per share, the Morley Capital Accumulation Fund has entered into book value maintenance contracts “wrap contracts” with the following institutions: Bank of America, N.A., Transamerica Life Insurance and Annuity Company, and Royal Bank of Canada (collectively the “wrap providers”). The wrap contracts obligate the wrap providers to make payments to the Fund in specified circumstances and are intended to enable the Fund, under most circumstances, to maintain its net asset value at $10.00 per share.

The value of the wrap contracts of the Morley Capital Accumulation Fund will vary inversely with the value of the Fund’s assets that are covered by the contracts (“covered assets”). When the market value of covered assets falls below “book value” (essentially the purchase price of covered assets plus interest on the assets accrued at the crediting rate specified under the wrap contracts), the wrap contracts will be assets of the Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than the assets’ book value, the wrap contracts will become a liability of the Fund equal to the amount by which the market value of covered assets exceeds the assets’ book value. In this manner, under normal conditions, wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of the Morley Capital Accumulation Fund.

The Fund may not be able to maintain a stable net asset value if any governmental or self-regulatory authority determines that it is not appropriate to continue to value wrap contracts as the difference between the market value of the Fund’s covered assets and their book value. The Securities and Exchange Commission (“SEC”) has inquired into the valuation methodology utilized for the wrap agreements by the Fund and other registered stable value funds in the industry. As of the date of the semi-annual report, the SEC has rendered no definitive conclusions regarding the valuation of the wrap contracts. Therefore, these contracts continue to be valued under the valuation procedures approved by the Board of Trustees. If, however, the SEC determines that the valuation methodology currently utilized by registered stable value funds, including the Fund, is no longer an acceptable practice, the methodology for fair valuing wrap contracts would change, and thus, the fair value of the wrap contracts would be different, and there would likely be an increase or decrease in the Fund’s net asset value which could fluctuate daily. As a result, the Morley Capital Accumulation Fund would no longer be able to maintain a stable net asset value per share.

As of April 30, 2004, the fair value of the wrap contracts was $5,350,091. If the SEC had taken an adverse position regarding the valuation of the wrap contracts, it would have had a negative impact on the NAV of the Fund. However, as of April 30, 2004, the SEC had not taken such a position. In the event that the SEC takes the position, as discussed above, the wrap providers may terminate their wrap contracts without further obligation to make payments under the wrap contracts. In that event, if at the time the wrap providers terminate the contracts the market value is less than the book value of the Fund, the Morley Capital Accumulation Fund would experience a decline in net asset value, which could be significant and the shareholders may have to bear such loss. Gartmore will seek to work with the SEC to address this issue.

(j)	Capital Share Transactions

Transactions in capital shares of the Funds were as follows:

2004 Semiannual Report 93

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

Core Series

	Growth		Large Cap Value
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,106,872	$2,910,606	$4,965,939	$12,314,429
Proceeds from shares issued in connection with merger	25,745,232	—	—	—
Dividends reinvested	—	—	115,212	260,774
Cost of shares redeemed	(5,009,622)	(2,601,863)	(6,239,927)	(15,437,364)

	24,842,482	308,743	(1,158,776)	(2,862,161)

Class B Shares
Proceeds from shares issued	371,113	486,213	161,738	125,624
Proceeds from shares issued in connection with merger	2,002,751	—	—	—
Dividends reinvested	—	—	1,248	2,960
Cost of shares redeemed	(400,633)	(576,838)	(94,573)	(70,249)

	1,973,231	(96,625)	68,413	58,335

Class C Shares
Proceeds from shares issued	112,472	32,377	1,768,552	151,694
Proceeds from shares issued in connection with merger	54,708	—	—	—
Dividends reinvested	—	—	216	455
Cost of shares redeemed	(1,185)	(2,889)	(1,459,002)	(14,973)

	165,995	29,488	309,766	137,176

Class D Shares
Proceeds from shares issued	6,111,728	18,673,667	—	—
Dividends reinvested	79,969	—	—	—
Cost of shares redeemed	(20,200,330)	(38,706,342)	—	—

	(14,008,633)	(20,032,675)	—	—

Class R Shares
Proceeds from shares issued	—	1,000 (a)	—	1,000 (a)
Dividends reinvested	—	—	4	—

	—	1,000	4	1,000

Institutional Service Class Shares
Proceeds from shares issued	3,159,908	9,137,163	—	—
Dividends reinvested	28,144	—	—	—
Cost of shares redeemed	(82,872,540)	(8,589,211)	—	—
Cost of shares redeemed adjustment	—	—	—	—

	(79,684,488)	547,952	—	—

Change in net assets from capital transactions	$(66,711,413)	$(19,236,117)	$(780,593)	$(2,665,650)

SHARE TRANSACTIONS:
Class A Shares
Issued	661,029	558,282	443,484	1,354,090
Issued in connection with merger	4,274,297	—	—	—
Reinvested	—	—	10,391	28,368
Redeemed	(807,365)	(474,885)	(560,179)	(1,702,392)

	4,127,961	83,397	(106,304)	(319,934)

Class B Shares
Issued	64,741	103,132	14,618	13,569
Issued in connection with merger	358,069	—	—	—
Reinvested	—	—	115	325
Redeemed	(69,632)	(124,007)	(8,367)	(7,764)

	353,178	(20,875)	6,366	6,130

Class C Shares
Issued	19,540	7,311	163,008	16,415
Issued in connection with merger	9,772	—	—	—
Reinvested	—	—	20	50
Redeemed	(204)	(643)	(131,143)	(1,587)

	29,108	6,668	31,885	14,878

Class D Shares
Issued	980,356	3,554,468	—	—
Reinvested	13,284	—	—	—
Redeemed	(3,222,897)	(7,575,195)	—	—

	(2,229,257)	(4,020,727)	—	—

Class R Shares
Issued	—	174 (a)	—	101 (a)
Reinvested	—	—	—	—

	—	174	—	101

Institutional Service Class Shares
Issued	508,713	1,794,514	—	—
Reinvested	4,667	—	—	—
Redeemed	(12,993,820)	(1,684,284)	—	—

	(12,480,440)	110,230	—	—

Total change in shares	(10,199,450)	(3,841,133)	(68,053)	(298,825)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nationwide
	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$135,884,123	$309,491,897
Proceeds from shares issued in connection with merger	—	—
Dividends reinvested	1,059,629	1,913,907
Cost of shares redeemed	(61,796,987)	(184,973,546)

	75,146,765	126,432,258

Class B Shares
Proceeds from shares issued	1,640,616	2,851,038
Proceeds from shares issued in connection with merger	—	—
Dividends reinvested	—	20,214
Cost of shares redeemed	(2,394,877)	(4,517,058)

	(754,261)	(1,645,806)

Class C Shares
Proceeds from shares issued	339,070	453,623
Proceeds from shares issued in connection with merger	—	—
Dividends reinvested	210	152
Cost of shares redeemed	(12,471)	(37,271)

	326,809	416,504

Class D Shares
Proceeds from shares issued	23,463,039	51,966,650
Dividends reinvested	4,647,429	9,067,856
Cost of shares redeemed	(104,219,402)	(156,627,769)

	(76,108,934)	(95,593,263)

Class R Shares
Proceeds from shares issued	—	1,000 (a)
Dividends reinvested	1	—

	1	1,000

Institutional Service Class Shares
Proceeds from shares issued	1,760,405	5,415,463
Dividends reinvested	161,775	446,348
Cost of shares redeemed	(62,700,633)	(7,635,009)
Cost of shares redeemed adjustment	—	—

	(60,778,453)	(1,773,198)

Change in net assets from capital transactions	$(62,168,073)	$27,837,495

SHARE TRANSACTIONS:
Class A Shares
Issued	7,110,853	19,320,268
Issued in connection with merger	—	—
Reinvested	56,861	120,704
Redeemed	(3,257,505)	(11,876,314)

	3,910,209	7,564,658

Class B Shares
Issued	87,962	183,115
Issued in connection with merger	—	—
Reinvested	—	1,376
Redeemed	(128,529)	(293,230)

	(40,567)	(108,739)

Class C Shares
Issued	18,660	28,327
Issued in connection with merger	—	—
Reinvested	12	10
Redeemed	(637)	(2,312)

	18,035	26,025

Class D Shares
Issued	1,237,832	3,245,827
Reinvested	250,084	576,879
Redeemed	(5,471,356)	(9,997,956)

	(3,983,440)	(6,175,250)

Class R Shares
Issued	—	58 (a)
Reinvested	—	—

	—	58

Institutional Service Class Shares
Issued	93,372	344,193
Reinvested	8,764	28,354
Redeemed	(3,213,562)	(489,697)

	(3,111,426)	(117,150)

Total change in shares	(3,207,189)	1,189,602

(a)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003

94 Semiannual Report 2004

	Mid Cap Growth			Small Cap
	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003		April 30, 2004	October 31, 2003

	(Unaudited)			(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$1,150,065	$467,286	(b)	$11,463,622	$13,361,740
Dividends reinvested	25,656	—		260,691	—
Cost of shares redeemed	(378,160)	—		(11,451,207)	(19,926,369)

	797,561	467,286		273,106	(6,564,629)

Class B Shares
Proceeds from shares issued (a)	123,500	17,998	(c)	103,262	181,450
Dividends reinvested	2,266	—		17,840	—
Cost of shares redeemed	(750)	(70	)(c)	(70,405)	(163,081)

	125,016	17,928		50,697	18,369

Class C Shares
Proceeds from shares issued (a)	928,030	1,000	(c)	64,866	46,554
Dividends reinvested	28	—		1,102	—
Cost of shares redeemed	(783,672)	—		(6,645)	(8,167)

	144,386	1,000		59,323	38,387

Class R Shares
Proceeds from shares issued (a)	—	1,000	(d)	1,000	—
Dividends reinvested	28	—		—	—

	28	1,000		1,000	—

Institutional Service Class Shares
Proceeds from shares issued (a)	—	—		28,186,677	11,749,731
Dividends reinvested	—	—		282,807	—
Cost of shares redeemed	—	—		(6,872,218)	(2,368,474)

	—	—		21,597,266	9,381,257

Institutional Class Shares
Dividends reinvested	36,754	—		—	—
Cost of shares redeemed	—	(1,999)		—	—

	36,754	(1,999)		—	—

Change in net assets from capital transactions	$1,103,745	$485,215		$21,981,392	$2,873,384

SHARE TRANSACTIONS:
Class A Shares
Issued	82,974	37,697	(b)	782,643	1,197,541
Reinvested	1,880	—		18,346	—
Redeemed	(26,924)	—		(785,159)	(1,759,018)

	57,930	37,697		15,830	(561,477)

Class B Shares
Issued	8,815	1,329	(c)	7,245	17,705
Reinvested	166	—		1,295	—
Redeemed	(54)	(5)		(4,887)	(15,954)

	8,927	1,324		3,653	1,751

Class C Shares
Issued	66,962	76	(c)	4,356	4,623
Reinvested	2	—		80	—
Redeemed	(56,519)	—		(470)	(852)

	10,445	76		3,966	3,771

Class R Shares
Issued	—	76	(d)	71	—
Reinvested	3	—		—	—

	3	76		71	—

Institutional Service Class Shares
Issued	—	—		1,870,039	946,746
Reinvested	—	—		19,749	—
Redeemed	—	—		(463,659)	(204,231)

	—	—		1,426,129	742,515

Institutional Class Shares
Reinvested	2,685	—		—	—
Redeemed	—	(152)		—	—

	2,685	(152)		—	—

Total change in shares	79,990	39,021		1,449,649	360,700

(a)	Amount Includes redemption fees, if any.
(b)	For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(c)	For the period from August 21, 2003 (commencement of operations) through October 31, 2003.
(d)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

2004 Semiannual Report 95

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

Core Series

	Aggressive		Moderately Aggressive
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,221,456	$3,686,965	$17,918,827	$8,167,525
Dividends reinvested	31,276	11,380	69,214	35,945
Cost of shares redeemed	(1,967,296)	(498,817)	(1,230,250)	(339,508)

	9,285,436	3,199,528	16,757,791	7,863,962

Class B Shares
Proceeds from shares issued	2,909,513	1,413,283	6,714,265	5,302,542
Dividends reinvested	7,678	2,025	24,758	8,638
Cost of shares redeemed	(47,664)	(16,292)	(269,288)	(21,928)

	2,869,527	1,399,016	6,469,735	5,289,252

Class C Shares
Proceeds from shares issued	21,549,571	7,347,682	46,816,338	16,915,450
Dividends reinvested	16,548	5,965	58,633	25,460
Cost of shares redeemed	(730,352)	(129,658)	(855,754)	(94,987)

	20,835,767	7,223,989	46,019,217	16,845,923

Class R Shares
Proceeds from shares issued	—	1,000 (a)	—	1,000 (a)
Dividends reinvested	6	—	6	—

	6	1,000	6	1,000

Service Class Shares
Proceeds from shares issued	84,187,983	61,169,677	132,477,949	102,633,178
Dividends reinvested	1,077,429	880,099	1,895,998	1,919,662
Cost of shares redeemed	(6,770,585)	(6,896,672)	(13,571,371)	(8,800,054)

	78,494,827	55,153,104	120,802,576	95,752,786

Change in net assets from capital transactions	$111,485,563	$66,976,637	$190,049,325	$125,752,923

SHARE TRANSACTIONS:
Class A Shares
Issued	1,339,867	507,294	2,019,254	1,051,871
Reinvested	3,742	1,620	7,790	4,741
Redeemed	(231,439)	(68,383)	(137,953)	(44,131)

	1,112,170	440,531	1,889,091	1,012,481

Class B Shares
Issued	351,067	195,801	768,693	678,077
Reinvested	930	287	2,825	1,120
Redeemed	(5,807)	(2,612)	(31,040)	(2,960)

	346,190	193,476	740,478	676,237

Class C Shares
Issued	2,598,936	1,005,789	5,354,743	2,160,542
Reinvested	2,003	834	6,688	3,284
Redeemed	(88,108)	(17,019)	(97,926)	(12,091)

	2,512,831	989,604	5,263,505	2,151,735

Class R Shares
Issued	—	134 (a)	—	125 (a)
Reinvested	1	—	1	—

	1	134	1	125

Service Class Shares
Issued	9,973,783	8,858,470	14,910,032	13,748,910
Reinvested	128,795	128,385	214,105	256,279
Redeemed	(804,620)	(1,023,553)	(1,522,392)	(1,199,936)

	9,297,958	7,963,302	13,601,745	12,805,253

Total change in shares	13,269,150	9,587,047	21,494,820	16,645,831

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Moderate
	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$16,599,590	$8,412,908
Dividends reinvested	94,944	64,774
Cost of shares redeemed	(1,193,564)	(366,671)

	15,500,970	8,111,011

Class B Shares
Proceeds from shares issued	6,539,958	5,971,251
Dividends reinvested	28,105	19,679
Cost of shares redeemed	(214,107)	(248,657)

	6,353,956	5,742,273

Class C Shares
Proceeds from shares issued	47,293,078	21,097,191
Dividends reinvested	67,187	32,729
Cost of shares redeemed	(2,002,610)	(295,650)

	45,357,655	20,834,270

Class R Shares
Proceeds from shares issued	—	1,000 (a)
Dividends reinvested	7	—

	7	1,000

Service Class Shares
Proceeds from shares issued	143,026,152	110,564,120
Dividends reinvested	2,505,484	3,226,859
Cost of shares redeemed	(13,936,669)	(15,743,164)

	131,594,967	98,047,815

Change in net assets from capital transactions	$198,807,555	$132,736,369

SHARE TRANSACTIONS:
Class A Shares
Issued	1,767,172	993,432
Reinvested	10,064	7,673
Redeemed	(126,523)	(43,976)

	1,650,713	957,129

Class B Shares
Issued	697,174	701,282
Reinvested	2,993	2,324
Redeemed	(22,783)	(28,954)

	677,384	674,652

Class C Shares
Issued	5,058,550	2,437,819
Reinvested	7,180	3,850
Redeemed	(214,045)	(34,283)

	4,851,685	2,407,386

Class R Shares
Issued	—	114 (a)
Reinvested	1	—

	1	114

Service Class Shares
Issued	15,091,226	13,378,945
Reinvested	266,050	388,429
Redeemed	(1,471,542)	(1,910,894)

	13,885,734	11,856,480

Total change in shares	21,065,517	15,895,761

(a)	For the period from October 2, 2003 (commencement of operations) through October 31, 2003.

96 Semiannual Report 2004

	Moderately Conservative		Conservative
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,569,380	$4,225,841	$1,789,968	$1,393,569
Dividends reinvested	43,628	55,286	18,042	37,342
Cost of shares redeemed	(1,909,901)	(986,302)	(552,291)	(496,526)

	3,703,107	3,294,825	1,255,719	934,385

Class B Shares
Proceeds from shares issued	1,481,240	2,455,366	1,069,950	1,561,345
Dividends reinvested	11,181	10,211	9,879	15,110
Cost of shares redeemed	(271,830)	(180,607)	(276,266)	(61,044)

	1,220,591	2,284,970	803,563	1,515,411

Class C Shares
Proceeds from shares issued	14,272,722	7,381,645	7,270,534	3,810,896
Dividends reinvested	35,198	22,729	22,351	17,856
Cost of shares redeemed	(1,242,262)	(149,275)	(717,503)	(694,751)

	13,065,658	7,255,099	6,575,382	3,134,001

Class R Shares
Proceeds from shares issued	—	1,000 (a)	—	1,000 (a)
Dividends reinvested	8	—	9	—

	8	1,000	9	1,000

Service Class Shares
Proceeds from shares issued	40,487,694	42,497,599	32,067,269	39,960,821
Dividends reinvested	895,478	1,228,985	744,882	1,183,948
Cost of shares redeemed	(6,165,551)	(7,526,005)	(10,598,193)	(11,679,132)

	35,217,621	36,200,579	22,213,958	29,465,637

Change in net assets from capital transactions	$53,206,985	$49,036,473	$30,848,631	$35,050,434

SHARE TRANSACTIONS:
Class A Shares
Issued	574,496	474,146	177,218	144,654
Reinvested	4,469	6,111	1,792	3,872
Redeemed	(194,569)	(108,681)	(54,951)	(50,964)

	384,396	371,576	124,059	97,562

Class B Shares
Issued	152,195	269,647	106,552	161,142
Reinvested	1,146	1,119	983	1,555
Redeemed	(27,701)	(20,469)	(27,611)	(6,304)

	125,640	250,297	79,924	156,393

Class C Shares
Issued	1,468,082	802,877	722,624	391,909
Reinvested	3,613	2,492	2,228	1,850
Redeemed	(128,258)	(16,198)	(71,557)	(71,128)

	1,343,437	789,171	653,295	322,631

Class R Shares
Issued	—	107 (a)	—	102 (a)
Reinvested	1	—	1	—

	1	107	1	102

Service Class Shares
Issued	4,131,616	4,727,140	3,179,608	4,124,747
Reinvested	91,533	136,388	73,920	122,204
Redeemed	(630,377)	(837,236)	(1,050,523)	(1,204,062)

	3,592,772	4,026,292	2,203,005	3,042,889

Total change in shares	5,446,246	5,437,443	3,060,284	3,619,577

(a)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

2004 Semiannual Report 97

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

Core Series

	Bond			Government Bond
	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003		April 30, 2004	October 31, 2003

	(Unaudited)			(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,573,822	$17,113,561		$13,184,042	$50,656,040
Dividends reinvested	198,255	401,909		2,251,795	3,120,054
Cost of shares redeemed	(2,751,869)	(15,097,592)		(14,343,812)	(50,704,478)

	20,208	2,417,878		1,092,025	3,071,616

Class B Shares
Proceeds from shares issued	27,715	24,399	(a)	176,432	1,000	(a)
Dividends reinvested	166	4	(a)	404	2	(a)
Cost of shares redeemed	(2,010)	—		(47,795)	—

	25,871	24,403		129,041	1,002

Class C Shares
Proceeds from shares issued	15,908	9,239	(a)	300,448	64,984	(a)
Dividends reinvested	20	3	(a)	221	2	(a)
Cost of shares redeemed	—	—		(81,868)	—

	15,928	9,242		218,801	64,986

Class D Shares
Proceeds from shares issued	4,768,824	15,368,864		6,845,584	77,219,009
Dividends reinvested	2,655,304	6,304,715		5,794,214	9,346,911
Cost of shares redeemed	(18,487,463)	(33,672,230)		(33,729,504)	(101,363,228)

	(11,063,335)	(11,998,651)		(21,089,706)	(14,797,308)

Class R Shares
Proceeds from shares issued	—	1,000	(b)	—	1,000	(b)
Dividends reinvested	20	—		39	—

	20	1,000		39	1,000

Class X Shares
Proceeds from shares issued	60,435	488,460	(c)	81,924	1,051,895	(c)
Dividends reinvested	63,316	131,737	(c)	201,337	281,738	(c)
Cost of shares redeemed	(285,389)	(581,771	)(c)	(548,252)	(1,521,327	)(c)

	(161,638)	38,426		(264,991)	(187,694)

Class Y Shares
Proceeds from shares issued	8,482	61,711	(c)	33,791	1,415,153	(c)
Dividends reinvested	4,005	9,624	(c)	28,902	44,330	(c)
Cost of shares redeemed	(16,967)	(94,127	)(c)	(875,761)	(437,977	)(c)

	(4,480)	(22,792)		(813,068)	1,021,506

Change in net assets from capital transactions	$(11,167,426)	$(9,530,494)		$(20,727,859)	$(10,824,892)

SHARE TRANSACTIONS:
Class A Shares
Issued	263,301	1,763,195		1,259,636	4,725,761
Reinvested	20,310	41,695		216,274	288,833
Redeemed	(281,937)	(1,558,074)		(1,367,185)	(4,754,819)

	1,674	246,816		108,725	259,775

Class B Shares
Issued	2,843	2,521	(a)	16,869	96	(a)
Reinvested	17	—		39	—
Redeemed	(205)	—		(4,587)	—

	2,655	2,521		12,321	96

Class C Shares
Issued	1,645	960	(a)	28,839	6,111	(a)
Reinvested	2	—		21	—
Redeemed	—	—		(7,883)	—

	1,647	960		20,977	6,111

Class D Shares
Issued	485,144	1,595,650		652,034	7,193,613
Reinvested	271,629	653,370		555,984	864,411
Redeemed	(1,890,396)	(3,479,399)		(3,224,947)	(9,453,642)

	(1,133,623)	(1,230,379)		(2,016,929)	(1,395,618)

Class R Shares
Issued	—	102	(b)	—	93	(b)
Reinvested	2	—		4	—

	2	102		4	93

Class X Shares
Issued	6,182	50,487	(c)	7,851	97,180	(c)
Reinvested	6,487	13,668	(c)	19,363	26,083	(c)
Redeemed	(29,207)	(60,358	)(c)	(52,437)	(141,799	)(c)

	(16,538)	3,797		(25,223)	(18,536)

Class Y Shares
Issued	865	6,436	(c)	3,225	130,614	(c)
Reinvested	410	998	(c)	2,780	4,104	(c)
Redeemed	(1,721)	(9,806	)(c)	(84,072)	(40,663	)(c)

	(446)	(2,372)		(78,067)	94,055

Total change in shares	(1,144,629)	(978,555)		(1,978,192)	(1,054,024)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Tax-Free Income
	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003

	(Unaudited)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,587,262	$8,702,448
Dividends reinvested	117,289	240,264
Cost of shares redeemed	(632,666)	(8,938,264)

	1,071,885	4,448

Class B Shares
Proceeds from shares issued	189,910	40,995	(a)
Dividends reinvested	1,039	2	(a)
Cost of shares redeemed	—	—

	190,949	40,997

Class C Shares
Proceeds from shares issued	878,121	1,000	(a)
Dividends reinvested	176	3	(a)
Cost of shares redeemed	(5,020)	—

	873,277	1,003

Class D Shares
Proceeds from shares issued	2,346,296	6,215,219
Dividends reinvested	2,988,807	6,415,897
Cost of shares redeemed	(10,456,242)	(23,117,612)

	(5,121,139)	(10,486,496)

Class R Shares
Proceeds from shares issued	—	—
Dividends reinvested	—	—

	—	—

Class X Shares
Proceeds from shares issued	77,943	1,557,938	(c)
Dividends reinvested	86,404	170,155	(c)
Cost of shares redeemed	(310,011)	(1,286,332	)(c)

	(145,664)	441,761

Class Y Shares
Proceeds from shares issued	86,704	488,558	(c)
Dividends reinvested	9,042	17,835	(c)
Cost of shares redeemed	(297,216)	(73,333	)(c)

	(201,470)	433,060

Change in net assets from capital transactions	$(3,332,162)	$(9,565,227)

SHARE TRANSACTIONS:
Class A Shares
Issued	149,371	827,782
Reinvested	11,014	22,794
Redeemed	(59,583)	(849,639)

	100,802	937

Class B Shares
Issued	17,847	3,907	(a)
Reinvested	97	—
Redeemed	—	—

	17,944	3,907

Class C Shares
Issued	82,673	98	(a)
Reinvested	16	—
Redeemed	(473)	—

	82,216	98

Class D Shares
Issued	219,897	588,592
Reinvested	280,733	608,486
Redeemed	(981,207)	(2,189,516)

	(480,577)	(992,438)

Class R Shares
Issued	—	—
Reinvested	—	—

	—	—

Class X Shares
Issued	7,316	147,470	(c)
Reinvested	8,117	16,143	(c)
Redeemed	(29,324)	(122,511	)(c)

	(13,891)	41,102

Class Y Shares
Issued	8,196	46,460	(c)
Reinvested	852	1,693	(c)
Redeemed	(28,041)	(6,987	)(c)

	(18,993)	41,166

Total change in shares	(312,499)	(905,228)

(a)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(b)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(c)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

98 Semiannual Report 2004

	Money Market		Morley Enhanced Income
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003	April 30, 2004	October 31, 2003

	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$—	$—	$826,307	$1,795,507
Dividends reinvested	—	—	14,720	54,052
Cost of shares redeemed	—	—	(958,539)	(1,092,659)

	—	—	(117,512)	756,900

Class R Shares
Proceeds from shares issued	—	—	—	1,000 (b)
Dividends reinvested	—	—	9	—

	—	—	9	1,000

Institutional Class Shares
Proceeds from shares issued	423,038,227	2,480,711,321	90,741,612	111,749,011
Dividends reinvested	3,385,312	7,836,288	2,113,401	3,350,437
Cost of shares redeemed	(493,231,597)	(1,282,690,155)	(3,675,621)	(14,827,890)

	(66,808,058)	1,205,857,454	89,179,392	100,271,558

Institutional Service Class Shares
Proceeds from shares issued	—	—	1,267,619	2,358,477
Dividends reinvested	—	—	91,413	326,798
Cost of shares redeemed	—	—	(2,668,020)	(3,349,428)

	—	—	(1,308,988)	(664,153)

IRA Class Shares
Proceeds from shares issued	—	—	—	—
Dividends reinvested	—	—	—	—
Cost of shares redeemed	—	—	—	—

	—	—	—	—

Service Class Shares
Proceeds from shares issued	46,120,804	466,749,057	—	—
Dividends reinvested	16,812	1,032,516	—	—
Cost of shares redeemed	(48,854,583)	(1,086,643,180)	—	—

	(2,716,967)	(618,861,607)	—	—

Prime Shares
Proceeds from shares issued	177,293,937	824,451,445	—	—
Dividends reinvested	1,124,688	4,982,233	—	—
Cost of shares redeemed	(229,397,660)	(1,536,203,540)	—	—

	(50,979,035)	(706,769,862)	—	—

Change in net assets from capital transactions	$(120,504,060)	$(119,774,015)	$87,752,901	$100,365,305

SHARE TRANSACTIONS:
Class A Shares
Issued	—	—	89,312	190,806
Reinvested	—	—	1,591	5,753
Redeemed	—	—	(103,647)	(116,300)

	—	—	(12,744)	80,259

Class R Shares
Issued	—	—	—	108 (b)
Reinvested	—	—	1	—

	—	—	1	108

Institutional Class Shares
Issued	423,038,227	2,480,711,321	9,810,938	11,916,117
Reinvested	3,385,312	7,836,288	228,392	357,213
Redeemed	(493,231,597)	(1,282,690,155)	(397,285)	(1,578,882)

	(66,808,058)	1,205,857,454	9,642,045	10,694,448

Institutional Service Class Shares
Issued	—	—	137,013	251,282
Reinvested	—	—	9,872	34,764
Redeemed	—	—	(288,209)	(356,234)

	—	—	(141,324)	(70,188)

IRA Class Shares
Issued	—	—	—	—
Reinvested	—	—	—	—
Redeemed	—	—	—	—

	—	—	—	—

Service Class Shares
Issued	46,120,804	466,749,057	—	—
Reinvested	16,812	1,032,516	—	—
Redeemed	(48,854,582)	(1,086,643,180)	—	—

	(2,716,966)	(618,861,607)	—	—

Prime Shares
Issued	177,293,847	824,451,415	—	—
Reinvested	1,124,688	4,982,233	—	—
Redeemed	(229,397,660)	(1,536,203,533)	—	—

	(50,979,125)	(706,769,885)	—	—

Total change in shares	(120,504,149)	(119,774,038)	9,487,978	10,704,627

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Morley Capital Accumulation
	Six Months Ended	Year Ended
	April 30, 2004	October 31, 2003

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$355,656	$73,351	(a)
Dividends reinvested	1,094	242	(a)
Cost of shares redeemed	(83,031)	(31,148	)(a)

	273,719	42,445

Class R Shares
Proceeds from shares issued	—	—
Dividends reinvested	—	—

	—	—

Institutional Class Shares
Proceeds from shares issued	44,803,842	60,199,337
Dividends reinvested	768,226	1,020,626
Cost of shares redeemed	(11,991,684)	(32,968,438)

	33,580,384	28,251,525

Institutional Service Class Shares
Proceeds from shares issued	—	—
Dividends reinvested	—	—
Cost of shares redeemed	—	—

	—	—

IRA Class Shares
Proceeds from shares issued	195,382,530	535,353,917
Dividends reinvested	4,895,471	4,792,329
Cost of shares redeemed	(142,648,328)	(164,212,921)

	57,629,673	375,933,325

Service Class Shares
Proceeds from shares issued	114,818,363	204,774,259
Dividends reinvested	2,686,756	3,908,068
Cost of shares redeemed	(74,338,877)	(96,792,962)

	43,166,242	111,889,365

Prime Shares
Proceeds from shares issued	—	—
Dividends reinvested	—	—
Cost of shares redeemed	—	—

	—	—

Change in net assets from capital transactions	$134,650,018	$516,116,660

SHARE TRANSACTIONS:
Class A Shares
Issued	35,547	7,335	(a)
Reinvested	109	24	(a)
Redeemed	(8,303)	(3,114	)(a)

	27,353	4,245

Class R Shares
Issued	—	—
Reinvested	—	—

	—	—

Institutional Class Shares
Issued	4,475,726	6,019,933
Reinvested	76,823	102,063
Redeemed	(1,199,168)	(3,296,844)

	3,353,381	2,825,152

Institutional Service Class Shares
Issued	—	—
Reinvested	—	—
Redeemed	—	—

	—	—

IRA Class Shares
Issued	19,509,300	53,535,387
Reinvested	489,546	479,233
Redeemed	(14,264,833)	(16,421,292)

	5,734,013	37,593,328

Service Class Shares
Issued	11,467,247	20,477,426
Reinvested	268,676	390,807
Redeemed	(7,433,888)	(9,679,296)

	4,302,035	11,188,937

Prime Shares
Issued	—	—
Reinvested	—	—
Redeemed	—	—

	—	—

Total change in shares	13,416,782	51,611,662

(a)	For the period from July 16, 2003 (commencement of operations) through October 31, 2003.

(b)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

2004 Semiannual Report 99

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

Core Series

(k)	Other

The cost of Investments was for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities for each fund as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation
Fund	Appreciation	Depreciation	(Depreciation)

Growth	$14,037,490	$(5,437,278)	$8,600,212

Large Cap Value	3,578,971	(407,358)	3,171,613

Nationwide	186,381,657	(57,422,036)	128,959,621

Mid Cap Growth	346,767	(136,545)	210,222

Small Cap	3,611,478	(4,647,656)	(1,036,178)

Aggressive	28,031,973	(203,807)	27,828,166

Moderately Aggressive	32,416,316	(933,715)	31,482,601

Moderate	28,533,528	(1,876,085)	26,657,443

Moderately Conservative	7,119,455	(859,072)	6,260,383

Conservative	2,430,583	(883,068)	1,547,515

Bond	6,896,395	(544,427)	6,351,968

Government Bond	3,392,972	(2,627,585)	765,387

Tax-Free Income	11,489,866	(418,604)	11,071,262

Morley Enhanced Income	456,992	(1,327,419)	(870,427)

Morley Capital Accumulation	1,447,139	(8,610,739)	(7,163,600)

4. Transactions with Affiliates

Under the terms of the Investment Advisory Agreements, Gartmore Mutual Fund Capital Trust (“GMF”) or Gartmore Morley Capital Management, Inc. (“GMCM”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in the table below). GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc., an indirect subsidiary of GGI. With respect to the Large Cap Value Fund, GMF also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadvisers for such Fund. NorthPointe Capital, (“NorthPointe”) currently serves as the subadviser for the Large Cap Value Fund and as such, manages the Fund’s investments and has the responsibility for making all investment decisions for the Fund. The adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	Subadviser

Growth	GMF	n/a

Large Cap Value	GMF	NorthPointe Capital, LLC(a)

Nationwide	GMF	n/a

Mid Cap Growth	GMF	n/a

Small Cap	GMF	n/a

Aggressive	GMF	n/a

Moderately Aggressive	GMF	n/a

Moderate	GMF	n/a

Moderately Conservative	GMF	n/a

Conservative	GMF	n/a

Bond	GMF	n/a

Government Bond	GMF	n/a

Tax-Free Income	GMF	n/a

Money Market	GMF	n/a

Morley Enhanced Income	GMCM	n/a

Morley Capital Accumulation	GMCM	n/a

(a)	Affiliate of GMF.

100 Semiannual Report 2004

Under the terms of the Investment Advisory Agreements, each Fund pays GMF or GMCM, as applicable, an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, GMF pays fees to NorthPointe. Additional information regarding the investment advisory fees and subadvisory fees for GMF, GMCM and NorthPointe is as follows for the six months ended April 30, 2004:

		Total	Fees
Fund	Fee Schedule	Fees	Retained

Growth and Nationwide	Up to $250 million	0.60%	0.60%
	On the next $750 million	0.575%	0.575%
	On the next $1 billion	0.55%	0.55%
	On the next $3 billion	0.525%	0.525%
	On $5 billion and more	0.50%	0.50%

Large Cap Value	Up to $100 million	0.75%	0.40%
	On $100 million and more	0.70%	0.40%

Mid Cap Growth (a)	Up to $250 million	0.75%	0.75%
	$250 million up to $1 billion	0.725%	0.725%
	$1 billion up to $2 billion	0.70%	0.70%
	$2 billion up to $5 billion	0.675%	0.675%
	On $5 billion and more	0.65%	0.65%

Small Cap	All Assets	0.95%	0.95%

Investor Destinations Funds	All Assets	0.13%	0.13%

Bond, Government Bond	Up to $250 million	0.50%	0.50%
and Tax-Free Income	On the next $750 million	0.475%	0.475%
	On the next $1 billion	0.45%	0.45%
	On the next $3 billion	0.425%	0.425%
	On $5 billion and more	0.40%	0.40%

Money Market	Up to $1 billion	0.40%	0.40%
	On the next $1 billion	0.38%	0.38%
	On the next $3 billion	0.36%	0.36%
	On $5 billion and more	0.34%	0.34%

Morley Enhanced Income	All Assets	0.35%	0.35%

Morley Capital Accumulation (b)	All Assets	0.35%	0.25%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Paid to
Fund	Subadviser

Growth and Nationwide	—
—
—
—
—

Large Cap Value	0.35%
0.30%

Mid Cap Growth (a)	—
—
—
—
—

Small Cap	—

Investor Destinations Funds	—

Bond, Government Bond	—
and Tax-Free Income	—
—
—
—

Money Market	—
—
—
—

Morley Enhanced Income	—

Morley Capital Accumulation (b)	—

(a)	Prior to March 1, 2004, the advisory fee was 0.75% on all asset levels.
(b)	GMCM has agreed to voluntarily waive 0.10% of the advisory fee until further written notice to the shareholders.

GMF or GMCM, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees and administrative services fees) from exceeding the amounts listed in the table below until February 29, 2005. The expense limitations for the Investor Destinations Funds do not exclude Rule 12b-1 fees and administrative services fees.

	Expense Caps

								Institutional
	Class A	Class B	Class C	Class D	Class R	Class X	Class Y	Class
Fund	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares

Large Cap Value	1.00%	1.00%	1.00%	n/a	1.00%	n/a	n/a	n/a

Mid Cap Growth	1.15%	1.15%	1.15%	n/a	1.15%	n/a	n/a	1.15%

Small Cap	1.20%	1.20%	1.20%	n/a	1.20%	n/a	n/a	n/a

Investor Destinations Funds(a)	0.71%	1.31%	1.31%	n/a	0.81%	n/a	n/a	n/a

Government Bond	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	n/a

Money Market (b)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.59%

Morley Enhanced Income	0.45%	n/a	n/a	n/a	0.45%	n/a	n/a	0.45%

Morley Capital Accumulation	0.55%	n/a	n/a	n/a	n/a	n/a	n/a	0.55%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Expense Caps

	Institutional	Service
	Service	Class	Prime	IRA
Fund	Class Shares	Shares	Shares	Class

Large Cap Value	n/a	n/a	n/a	n/a

Mid Cap Growth	n/a	n/a	n/a	n/a

Small Cap	1.20%	n/a	n/a	n/a

Investor Destinations Funds(a)	n/a	0.61%	n/a	n/a

Government Bond	n/a	n/a	n/a	n/a

Money Market (b)	n/a	0.59%	0.59%	n/a

Morley Enhanced Income	0.45%	n/a	n/a	n/a

Morley Capital Accumulation	n/a	0.55%	n/a	0.55%

(a)	The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% through February 28, 2011.
(b)	GMF has also agreed contractually to limit expenses of the Service class to 0.75% including Rule 12b-1 fees and administrative services fees, until at least February 29, 2004.

2004 Semiannual Report 101

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

Core Series

GMF or GMCM may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by GMF or GMCM, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed (i) five years from commencement of operations or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GMCM is not permitted.

As of the six months ended April 30, 2004, the cumulative potential reimbursements of the following Funds based on expenses reimbursed by GMF or GMCM within five years from commencement of operations of the Fund would be:

Fund	Amount	Expires

Aggressive	$250,756	February 28, 2005

Moderately Aggressive	238,401	February 28, 2005

Moderate	216,958	February 28, 2005

Moderately Conservative	262,686	February 28, 2005

Conservative	259,797	February 28, 2005

Morley Enhanced Income	452,480	February 28, 2005

As of the six months ended April 30, 2004, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by GMF or GMCM, would be:

			For the
			Six Months
	Amount	Amount	Ended,
	Fiscal Year	Fiscal Year	April 30,
Fund	2002	2003	2004

Large Cap Value	$—	$—	$6,338

Mid Cap Growth	16,030	62,838	14,389

Small Cap	—	—	56

Money Market	86,972	102,737	1,631

102 Semiannual Report 2004

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Class X	Class Y
Fund	Shares	Shares	Shares	Shares	Shares	Shares

Growth	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Large Cap Value	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Nationwide	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Mid Cap Growth	0.25%	n/a	n/a	0.50%	n/a	n/a

Small Cap	0.25%	n/a	n/a	0.50%	n/a	n/a

Investor Destinations Funds	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%

Government Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%

Tax-Free Income	0.25%	1.00%	1.00%	n/a	0.85%	0.85%

Money Market	n/a	n/a	n/a	n/a	n/a	n/a

Morley Enhanced Income	0.25%	n/a	n/a	0.50%	n/a	n/a

Morley Capital Accumulation	0.25%	n/a	n/a	n/a	n/a	n/a

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Service	IRA
Fund	Class Shares	Class

Growth	n/a	n/a

Large Cap Value	n/a	n/a

Nationwide	n/a	n/a

Mid Cap Growth	n/a	n/a

Small Cap	n/a	n/a

Investor Destinations Funds	0.25%	n/a

Bond	n/a	n/a

Government Bond	n/a	n/a

Tax-Free Income	n/a	n/a

Money Market	0.15%	n/a

Morley Enhanced Income	n/a	n/a

Morley Capital Accumulation	0.25%	0.25%

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A, Class C (until April 1, 2004), Class D, and Class Y (until April 1, 2004) shares. These fees are deducted from and are not included in proceeds from sales of Class A, Class C, Class D, and Class Y shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A, Class C, Class D, and Class Y shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B and Class X shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B and Class X shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within 6 years of the purchase. In addition, Class C and Class Y shares also have a CDSC fee of 1% imposed on redemptions of Class C and Class Y shares made within one year of purchase. For the six months ended April 30, 2004, GDSI received commissions of $3,446,821 from front-end sales charges of Class A, Class C, Class D, and Class Y shares and from CDSC fees from Class B, Class C, Class X, and Class Y shares of the Funds, of which $110,153 was reallowed to affiliated broker-dealers of the Funds.

The Mid Cap Growth and Small Cap Funds will assess a 1.50% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 days of purchase. The redemption fee, if any, is paid directly to the Mid Cap Growth and Small Cap Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2004, the following Funds had contributions to capital due to collection of fees:

Fund	Amount

Mid Cap Growth	$40

Small Cap	484

For the Morley Capital Accumulation Fund, a redemption fee of 2.00% may be incurred (on the amount redeemed) by a shareholder if the shareholder redeems shares when the yield of the Fund (computed before subtraction of expenses) has fallen, and remains, below the Dealer Commercial Paper (CP) 90-day Index. The redemption fee will be retained by the

2004 Semiannual Report 103

Notes to Financial Statements (Continued)
April 30, 2004 (Unaudited)

Core Series

Fund to help minimize the impact such redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Funds. Additionally, the fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates. During the six months ended April 30, 2004, the events that would trigger the imposition of a redemption fee did not occur and the Fund did not collect any redemption fees.

Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under such agreement is calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees then are allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*

Up to $1 billion	0.25%

$1 billion and more up to $3 billion	0.18%

$3 billion and more up to $4 billion	0.14%

$4 billion and more up to $5 billion	0.07%

$5 billion and more up to $10 billion	0.04%

$10 billion and more up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. to provide sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, Prime Shares, Service Class and Institutional Service Class shares of each of the Funds (except for the Morley Capital Accumulation Fund). For the Morley Capital Accumulation Fund, these fees are based on an annual rate of up to 0.15% of the average daily net assets of the IRA Class and Service Class shares.

As of April 30, 2004, the advisers or affiliates of the advisers directly held 47% of the shares outstanding of Mid Cap Growth.

104 Semiannual Report 2004

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2004, are summarized as follows:

Fund	Purchases	Sales

Growth	$477,740,855	$544,792,549

Large Cap Value	11,838,048	12,562,530

Nationwide	1,059,226,111	1,074,539,162

Mid Cap Growth	2,651,717	1,691,111

Small Cap	100,511,530	79,421,846

Aggressive	114,286,211	2,950,514

Moderately Aggressive	189,926,248	5,848,957

Moderate	191,569,518	9,556,550

Moderately Conservative	48,955,307	3,213,933

Conservative	28,771,779	5,397,419

Bond	11,363,095	25,895,486

Government Bond	100,333,390	124,145,325

Tax-Free Income	—	5,242,855

Morley Enhanced Income	132,521,953	65,396,049

Morley Capital Accumulation	190,424,222	51,454,553

6. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

2004 Semiannual Report 105

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Funds

April 30, 2004

Name,	Position(s)	Term of Office with	Principal Occupation(s)	Number of Portfolios	Other
Address,	Held	Trust — Length of	During Past	in Fund Complex	Directorships
and Date of Birth	with Fund	Time Served[1]	5 Years	Overseen by Trustee	Held by Trustee[2]
Charles E. Allen, 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1948	Trustee	Since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	78	None

Michael J. Baresich 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1954	Trustee	Since March 2004	Mr. Baresich is Chief Executive Officer and Director of Cokinetic Systems Corp. (software company). From 1999 to 2001, he was a Managing Director of Deutsche Bank and from 1985 to 1999 he was a Managing Director of Bankers Trust.	78	None

Paula H.J. Cholmondeley 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1947	Trustee	Since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Specialty Products at Sappi Fine Paper North America (1998-2004), and, held various positions with Owens Corning, including Vice President and General Manager of the Residential Insulation Division (1997 to 1998).	78	Director of Dentsply International, Inc.

C. Brent DeVore 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1940	Trustee	Since May 1998	Dr. DeVore is President of Otterbein College.	78	None

Robert M. Duncan 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1927	Trustee	Since April 1997	Since 1999, Mr. Duncan has worked as an arbitration and mediation consultant. From 1996 to 1999, he was Commissioner of the Ohio Elections Commission.	78	None

Barbara L. Hennigar 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1935	Trustee	Since July 2000	Retired; Ms. Hennigar is the former Chairman of OppenheimerFunds Services and Shareholder Services Inc. Ms. Hennigar held this position from October 1999 to June, 2000. Prior to that, she served as President and Chief Executive Officer of OppenheimerFunds Services.	78	None

Thomas J. Kerr, IV 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1933	Trustee	Since June 1981	Dr. Kerr is President Emeritus of Kendall College.	78	None

Douglas F. Kridler 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1955	Trustee	Since September 1997	Mr. Kridler is the President and Chief Executive Officer of the Columbus Foundation, Columbus, OH based (a foundation which manages over 1,000 individual endowment funds). Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	78	None

106 Semiannual Report 2004

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Funds
April 30, 2004 (Continued)

Name,	Position(s)	Term of Office with	Principal Occupation(s)	Number of Portfolios	Other
Address,	Held	Trust — Length of	During Past	in Fund Complex	Directorships
and Date of Birth	with Fund	Time Served[1]	5 Years	Overseen by Trustee	Held by Trustee[2]
David C. Wetmore 1200 River Rd. Suite 1000 Conshohocken, PA 19428 1948	Trustee	Since May 1995	Retired; Mr. Wetmore is the Managing Director of Updata Capital, Inc., a venture capital firm.	78[3]	None

2004 Semiannual Report 107

Management Information (Unaudited)

Trustees and Officers who are Interested Persons (as defined in the 1940 Act) and Officers of the Funds
April 30, 2004

Name,	Position(s)	Term of Office with	Principal Occupation(s)	Number of Portfolios	Other
Address,	Held	Trust — Length of	During Past	in Fund Complex	Directorships
and Date of Birth	with Fund	Time Served[1]	5 Years	Overseen by Trustee	Held by Trustee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Conshohocken, PA 19428 1948	Trustee and Chairman	Since July 2000	Mr. Hondros is President and Chief Executive Officer of Gartmore Distribution Services, Inc.*, Gartmore Investor Services, Inc.*, Gartmore Morley Capital Management, Inc.*, Gartmore Morley Financial Services, Inc.,* NorthPointe Capital, LLC*, GGAMT*, GGI*, GMF*, and GSA* and a Director of Nationwide Securities, Inc.* as well as several entities within Nationwide Financial Services, Inc. Prior to that, Mr. Hondros served as President and Chief Operations Officer of Pilgrim Baxter and Associates, Ltd., an investment management firm, and its affiliated fixed income investment management arm, Pilgrim Baxter Value Investors, Inc. and as Executive Vice President to the PBHG Funds, PBHG Insurance Series Funds and PBHG Adviser Funds.	78[3]	None

Arden L. Shisler Gartmore Global Investments, Inc. 1200 River Road, Conshohocken, PA 19428 1941	Trustee	Since February 2000	Mr. Shisler is President and Chief Executive Officer of K&B Transport, Inc., a trucking firm, Chairman of the Board for Nationwide Mutual Insurance Company* and a Director of Nationwide Financial Services, Inc.*	78	None

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Conshohocken, PA 19428 1951	Treasurer	Since March 2001	Mr. Holland is Senior Vice President - Operations for GGI*, GMF* and GSA.* He was Assistant Treasurer to the Funds. Prior to July 2000, he was Vice President for First Data Investor Services, an investment company service provider.	78	None

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Conshohocken, PA 19428 1953	Secretary	Since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI*, GMF* and GSA*. Prior to August 2002, he was a Partner with Stradley Ronon Stevens & Young, LLP.	78	None

1	The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. Wetmore serves as an independent director, and Mr. Hondros serves as a director of the Board of Directors for each of the various offshore hedge funds managed by Gartmore SA Capital Trust (“GSA”). (Mr. Wetmore resigned as an independent director of these Boards effective as of December 3, 2003.)
*	This position is held with an affiliated person or principal underwriter of the Funds.
Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $214,625 from the Trust for the Six Months Ended April 30, 2004. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 1-800-848-0920. Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 1-800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

108 Semiannual Report 2004

Look beyond with Gartmore Funds to diversify your portfolio.

The risk/return chart is not intended to indicate the future risk or return levels for these fund categories.

Sector Series
Gartmore Global Financial Services Fund1,2
Gartmore Global Health Sciences Fund1,2
Gartmore Global Technology and Communications Fund1,2
Gartmore Global Utilities Fund1,2

Leadership Series
Gartmore Focus Fund1
Gartmore Nationwide Leaders Fund1
Gartmore U.S. Growth Leaders Fund1
Gartmore Worldwide Leaders Fund1,2

International Series
Gartmore Emerging Markets Fund2
Gartmore International Growth Fund2

Concept Series
Gartmore Convertible Fund
Gartmore High Yield Bond Fund3
Gartmore Long-Short Equity Plus Fund4
Gartmore Micro Cap Equity Fund5
Gartmore Millennium Growth Fund
Gartmore Small Cap Growth Fund5
Gartmore Value Opportunities Fund5

Core Equity Series
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Mid Cap Growth Fund
Gartmore Nationwide Fund
Gartmore Small Cap Fund5

Core Asset Allocation Series
Gartmore Investor Destinations Aggressive Fund
Gartmore Investor Destinations Moderately Aggressive Fund
Gartmore Investor Destinations Moderate Fund
Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Investor Destinations Conservative Fund

Core Fixed Income Series
Gartmore Bond Fund
Gartmore Government Bond Fund6
Gartmore Money Market Fund7
Gartmore Morley Capital Accumulation Fund8
Gartmore Morley Enhanced Income Fund
Gartmore Tax-Free Income Fund9

www.gartmorefunds.com for information on our index fund offerings.

1.	Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.

2.	International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

3.	High-yield funds typically are subject to greater risk and price volatility than funds that invest in higher-rated debt securities.

4.	The Fund uses investment approaches that may present substantially higher risks and greater volatility than with most funds. The Fund is not appropriate for conservative investors. The Fund may be leveraged. The Fund has generally higher fees and expenses relative to our other offerings.

5.	Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

6.	While the Fund invests primarily in securities of the U.S. government and its agencies, the Fund’s value is not guaranteed by these entities.

7.	An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

8.	The Fund cannot guarantee that the combination of securities and wrap contracts will provide a stable net asset value or current income. Because the value of the securities held by the Fund will fluctuate, there is a risk that a shareholder will lose money if the Fund cannot enter into wrap contracts covering all of its assets, if there is fluctuation in assets not covered by the wrap contracts or if the value of the Fund’s wrap contracts otherwise becomes impaired.

9.	For some investors, income from the Fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax.

Federal law requires the Trust, and each of its investment advisers and sub-advisers, to adopt procedures for voting proxies (“Proxy Voting
Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

Gartmore Funds

1200 River Road, Suite 1000
Conshohocken, PA 19428
Shareholder services and
24-hour account access:  800-848-0920
Broker-dealer services:       800-485-2294
www.gartmorefunds.com

(C)2004 Gartmore Global Investments, Inc.
All rights reserved.

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so. Not applicable — The information required by this item is required only in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable — The information required by this item is required only in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable — The information required by this item is required only in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable. The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Schedule of Investments.

File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the registrant’s report to shareholders, as filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2004, and June 10, 2004, respectively.

Item 10. Controls and Procedures.

     (a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely materially to affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable. The information required by this item is required only in an annual report on this Form N-CSR.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable. Rule 23c-1 under the Act applies to closed-end management investment companies, not to open-end management investment companies.

     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GARTMORE MUTUAL FUNDS

By (Signature and Title)*	/s/	GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	July 9, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/	PAUL J. HONDROS
	Name:	Paul J. Hondros
	Title:	President & Chairman of the Board
	Date:	July 9, 2004

By (Signature and Title)*	/s/	GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	July 9, 2004